UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Item 1. Reports to Stockholders

Annual report

Equity funds	Alternative/specialty funds

Delaware Equity Income Fund	Delaware Covered Call Strategy Fund
Delaware Growth and Income Fund	Delaware Hedged U.S. Equity Opportunities Fund
Delaware Opportunity Fund	Delaware Premium Income Fund
Delaware Global Equity Fund
Multi-asset fund

Delaware Total Return Fund

September 30, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of September 30, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Equity Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)
Delaware Equity Income Fund (Institutional Class shares)	1-year return	-5.64%
Delaware Equity Income Fund (Class A shares)	1-year return	-5.81%
Russell 1000® Value Index (benchmark)	1-year return	-11.36%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Equity Income Fund, please see the table on page 18.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return.

Market review

The fiscal year ended September 30, 2022, was a stark departure from the year-earlier period that was characterized by the strong performance of equities, particularly those of technology companies in the US. Instead, the past 12 months were most notable for persistently high inflation, geopolitical risks including the Russia-Ukraine war and heightened tension between China and Taiwan, and the emergence of new COVID-19 variants. These factors weighed on investor sentiment as the S&P 500® Index declined 15.86% during the period, dropping to a new 52-week low at the end of the third quarter 2022.

Rising interest rates and the possibility of economic slowdown or recession were investors’ primary concerns after the US Federal Reserve indicated in August that inflation “remained unacceptably high.” By that time, the Fed had already raised rates four times in 2002, and a fifth increase was yet to come in September, bringing the federal funds rate to a range of 3.0% to 3.25%. The Fed has indicated that there could be additional increases before the end of 2022. The US central bank has not acted alone. The use of tighter monetary policy to combat high inflation is a global phenomenon that’s picked up steam. In the third quarter, there were 90 central bank rate hikes across the globe, more than twice as many as in the second quarter. (Sources: FactSet Research Systems, Piper Sandler, US Federal Reserve.)

According to the most-recent inflation data, the Personal Consumption Expenditures Price Index (PCE) rose 6.2% in August 2022 from a year earlier, down from 6.4% in July. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.9%, up from 4.7% in July. Both measures are down from the peaks reached earlier this year. (Source: Ned Davis Research.)

Non-farm payrolls expanded 263,000 in September. The US economy added jobs every month in both 2021 and 2022. However, the gain in September was the smallest this year. This followed a recent report from the US Department of Labor that showed a 10% decrease in the number of job openings in August. Meanwhile, the unemployment rate dipped to 3.5%, matching a 53-year low also reached in July 2022 and in February 2020, prior to the onset of the COVID-19 pandemic. (Sources: US Bureau of Labor Statistics, Dow Jones.)

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Equity Income Fund declined, although it outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares declined 5.64%. The Fund’s Class A shares declined 5.81% at net asset value (NAV) and 11.23% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 11.36%. For complete, annualized performance of Delaware Equity Income Fund, please see the table on page 18.

On a sector basis, healthcare, industrials and information technology contributed to Fund performance during the period. The strong performance from healthcare was driven mainly by positive stock selection, although sector allocation also contributed. In particular, holdings in Cigna Corp., Bristol-Myers Squibb Co., and Merck & Co. Inc. contributed to the Fund’s performance.

US-based global healthcare company Merck, which developed one of the world’s most-successful cancer drugs, surprised investors when its new COVID-19 drug, Lagevrio®, garnered more than $3 billion in sales in the last quarter. Lagevrio’s active ingredient is molnupiravir, which is named after Mjölner, the hammer of mythological figure Thor, because it strikes down the virus and reduces the risk of hospitalization 30% for people at high risk for progression to severe

Portfolio management reviews

Delaware Equity Income Fund

COVID-19. The drug was cleared for emergency use by regulators worldwide in late 2021.

Keytruda®, a 21-day treatment cancer drug, developed by Merck, enables chemotherapy patients suffering from an acute form of melanoma to live up to 16 months longer, according to studies of patients.

In the industrials sector, stock selection was the key driver, although this was partially offset by a negative sector allocation effect. Overweight positions in Northrop Grumman Corp. and Raytheon Technologies Corp. were the largest contributors to performance.

Outperformance in the consumer discretionary and energy sectors was driven by positive stock selection. Positions in The TJX Cos. Inc. and ConocoPhillips were the leading contributors. Discount retailer TJX performed well over the period as investors rewarded the company for its strong margins, superior to those of many of its peers, and its opportunity to grow its store base. TJX sees room in the market to expand from roughly 4,700 stores currently to 6,275 over time, not including any acquisitions.

Utilities, communication services, and consumer staples were the leading detractors from performance. Utilities was the largest detractor, driven by both negative stock selection and sector allocation. Underperformance in communication services was primarily driven by stock selection. Positions in Verizon Communications Inc. and Comcast Corp. were the leading detractors. The communications sector was hit particularly hard, delivering some of its weakest performance in almost two decades. Despite gains in postpaid phone subscribers, Verizon lost 215,000 consumer subscribers. Investors were also concerned about Verizon’s ability to maintain its network advantage in the face of growing competition.

At the close of the fiscal year, the Fund held 60 positions diversified across sectors. Cash was 0.4% of the total portfolio and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight energy, healthcare, and IT and was underweight financials, real estate, and utilities. Due to the Fund’s objective, there was a large exposure to income.

Portfolio management reviews

Delaware Growth and Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)
Delaware Growth and Income Fund (Institutional Class shares)	1-year return	-5.54%
Delaware Growth and Income Fund (Class A shares)	1-year return	-5.81%
Russell 1000® Value Index (benchmark)	1-year return	-11.36%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Growth and Income Fund, please see the table on page 21.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and current income.

Market review

The fiscal year ended September 30, 2022, was a stark departure from the year-earlier period that was characterized by the strong performance of equities, particularly those of technology companies in the US. Instead, the past 12 months were most notable for persistently high inflation, geopolitical risks including the Russia-Ukraine war and heightened tension between China and Taiwan, and the emergence of new COVID-19 variants. These factors weighed on investor sentiment as the S&P 500® Index declined 15.86% during the period, dropping to a new 52-week low at the end of the third quarter 2022.

Rising interest rates and the possibility of economic slowdown or recession were investors’ primary concerns after the US Federal Reserve indicated in August that inflation “remained unacceptably high.” By that time, the Fed had already raised rates four times in 2002, and a fifth increase was yet to come in September, bringing the federal funds rate to a range of 3.0% to 3.25%. The Fed has indicated that there could be additional increases before the end of 2022. The US central bank has not acted alone. The use of tighter monetary policy to combat high inflation is a global phenomenon that’s picked up steam. In the third quarter there were 90 central bank rate hikes across the globe, more than twice as many as in the second quarter. (Sources: FactSet Research Systems, Piper Sandler, US Federal Reserve.)

According to the most-recent inflation data, the Personal Consumption Expenditures Price Index (PCE) rose 6.2% in August 2022 from a year earlier, down from 6.4% in July. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.9%, up from 4.7% in July. Both measures are down from the peaks reached earlier this year. (Source: Ned Davis Research.)

Non-farm payrolls expanded 263,000 in September. The US economy added jobs every month in both 2021 and 2022. However, the gain in September was the smallest this year. This followed a recent report from the US Department of Labor that showed a 10% decrease in the number of job openings in August. Meanwhile, the unemployment rate dipped to 3.5%, matching a 53-year low also reached in July 2022 and in February 2020, prior to the onset of the COVID-19 pandemic.

(Sources: US Bureau of Labor Statistics, Dow Jones.) Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Growth and Income Fund declined, although it outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares declined 5.54%. The Fund’s Class A shares declined 5.81% at net asset value (NAV) and 11.22% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark lost 11.36%. For complete, annualized performance of Delaware Growth and Income Fund, please see the table on page 21.

On a sector basis, healthcare, industrials, and information technology contributed to Fund performance during the period. The strong performance from healthcare was driven mainly by positive stock selection, although sector allocation also contributed. In particular, holdings in Cigna Corp., Bristol-Myers Squibb Co., and Merck & Co. Inc. contributed to the Fund’s performance.

US-based global healthcare company Merck, which developed one of the world’s most-successful cancer drugs, surprised investors when its new COVID-19 drug, Lagevrio®, garnered more than $3 billion in sales in the last quarter. Legevrio’s active ingredient, molnupiravir, which is named after Mjölner, the hammer of the mythological figure Thor, because it strikes down the virus and reduces the risk of hospitalization 30% for people at high risk for progression to severe

Portfolio management reviews

Delaware Growth and Income Fund

COVID-19. The drug was cleared for emergency use by regulators worldwide in late 2021.

Keytruda®, a 21-day cancer treatment drug developed by Merck, enables chemotherapy patients suffering from an acute form of melanoma to live up to 16 months longer, according to patient studies.

In the industrials sector, stock selection was the key driver, although this was partially offset by a negative sector allocation effect. Overweight positions in Northrop Grumman Corp. and Raytheon Technologies Corp. were the largest contributors to performance.

Outperformance in the consumer discretionary and energy sectors was driven by positive stock selection. Positions in The TJX Cos. Inc. and ConocoPhillips were the leading contributors. Discount retailer TJX performed well over the period as investors rewarded the company for its strong margins, superior to those of many of its peers, and its opportunity to grow its store base. TJX sees room in the market to expand from roughly 4,700 stores currently to 6,275 over time, not including any acquisitions.

Utilities, communication services, and consumer staples were the leading detractors from performance. Utilities was the largest detractor, driven by both negative stock selection and sector allocation. Underperformance in communication services was primarily driven by stock selection. Positions in Verizon Communications Inc. and Comcast Corp. were the leading detractors. The communications sector was hit particularly hard, delivering some of its weakest performance in almost two decades. Despite gains in postpaid phone subscribers, Verizon lost 215,000 consumer subscribers. Investors were also concerned about Verizon’s ability to maintain its network advantage in the face of growing competition.

At the close of the fiscal year, the Fund held 60 positions diversified across sectors. Cash was 0.4% of the total portfolio and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight energy, healthcare, and IT and was underweight financials, real estate, and utilities. Due to the Fund’s objective, there was a large exposure to income.

Portfolio management reviews

Delaware Opportunity Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Opportunity Fund (Institutional Class shares)	1-year return	-10.61%
Delaware Opportunity Fund (Class A shares)	1-year return	-10.87%
Russell Midcap® Value Index (benchmark)	1-year return	-13.56%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Opportunity Fund, please see the table on page 24.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital growth.

Market review

For the fiscal year ended September 30, 2022, the Russell Midcap Value Index declined 13.56% with only the fourth quarter of 2021 realizing positive returns. During the fiscal year, value stocks outperformed growth stocks across the US market capitalization spectrum, as the Russell Midcap® Growth Index declined 29.50%. Large-cap companies declined by less than small- and mid-cap companies as the larger-cap Russell 1000® Value Index returned -11.36%. Small-cap stocks suffered the largest decline as the Russell 2000® Value Index fell 17.69% during the Fund’s fiscal year.

Only the energy and utility sectors had positive returns within the Russell Midcap Value Index during the fiscal year. The index’s energy sector was by far its strongest, advancing more than 35%. The consumer staples, basic industry, and industrials sectors of the benchmark declined by less than the Russell Midcap Value Index overall. The weakest-performing sectors in the index were consumer discretionary, transportation, technology, and healthcare, all of which fell more than 20%.

The US Federal Reserve finally recognized the need to remove monetary accommodation during the Fund’s fiscal year. In March, the Federal Open Market Committee (FOMC) began to raise the federal funds rate and continued to do so at each subsequent meeting. By September, the target rate was up to a range of 3.00% to 3.25% from a range of 0% to 0.25% in January. In addition, the FOMC began to reduce its holdings of Treasury securities and agency debt and agency mortgage-backed securities on June 1, to decrease the size of the Fed’s balance sheet.

The labor market remained tight during the fiscal year, while inflation readings increased at the fastest pace in more than 40 years. The unemployment rate declined from 4.7% in September 2021 to 3.5% in September 2022. For the 12 months ended August 31, 2022, the US Consumer Price Index (CPI) increased 8.3%, after peaking at an annual 9.1% rate in June. On an unadjusted basis, the US Producer Price Index (PPI) for final demand prices hit record levels in March at 11.6% and increased 8.5% for the 12 months ended September 30, 2022. These inflation measures reflect considerable pent-up consumer demand in areas such as travel, entertainment, and dining out, which were among the sectors most deeply affected by the pandemic.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Opportunity Fund declined, although it outperformed its benchmark, the Russell Midcap Value Index. The Fund’s Institutional Class shares declined 10.61%. The Fund’s Class A shares returned -10.87% at net asset value (NAV) and -15.99% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark, the Russell Midcap Value Index, returned -13.56%. For complete annualized performance of Delaware Opportunity Fund, please see the table on page 24.

Stock selection was the main contributor to relative outperformance during the Fund’s fiscal year. The Fund’s holdings in the consumer discretionary, industrials, and energy sectors added to performance while its holdings in the basic industry, consumer staples, and utilities sectors detracted from performance.

KBR Inc. is a global provider of professional services, management, and technology across the government services and hydrocarbon industries. Shares of KBR outperformed during the Fund’s fiscal year as the company reported multiple quarters of solid operational execution with strong cash generation and earnings growth. KBR continued to win contracts, which should keep the company on pace to reach long-term earnings targets and expand margins. We maintained the Fund’s position in KBR as we continue to like the

Portfolio management reviews

Delaware Opportunity Fund

company’s cash flow generation and exposure to a growing government defense budget and green energy.

In the energy sector, exploration and production company Hess Corp. outperformed its peers during a strong energy market. The stock’s strong price performance during the Fund’s fiscal year can somewhat be attributed to the rising price of oil and natural gas as well as increased expectations for the company to make significant returns of capital to shareholders. During the Fund’s fiscal year, Hess increased its dividend and repurchased shares. Hess expects compounded production and cash flow growth of at least 20% through 2026 as a result of additional Guyana assets coming online in 2022, late 2023, and 2025. We maintained the Fund’s position in Hess during the fiscal year.

Reinsurance Group of America Inc. is a global provider of life reinsurance. During the Fund’s fiscal year, Reinsurance Group of America outperformed as a decline in global excess mortality related to the COVID-19 pandemic improved the company’s financial results for its fiscal second quarter, which reached a record level for earnings. We maintained the Fund’s position in Reinsurance Group of America and believe an economic recession would have a limited impact on the company’s profitability. In our opinion, this positions the company favorably for the current environment.

Synchrony Financial is a consumer finance company that offers private label and co-branded dual card credit cards, promotional financing, and installment lending. The company funds its receivables with FDIC-insured savings products and securitizations. During the Fund’s fiscal year, Synchrony underperformed because of a combination of consumer-related concerns including a slowdown in card spending and potential for credit losses on consumer loans as certain government stimulus programs have ended. Since we expect a normalization in spending and credit losses, we maintained the Fund’s position in Synchrony as it trades at what we view as an attractive relative valuation and generates strong free cash flow.

Teradyne Inc. designs and manufactures semiconductor test products and provides related services on a worldwide basis. In January 2022, Teradyne reported financial results for its fiscal fourth quarter 2021 that were in line with expectations. However, the company lowered its forward estimates for its fiscal year, which pressured the stock and caused underperformance during the Fund’s fiscal year. The company cited a decision made by a large customer to delay a transition to a new manufacturing node. While we reduced the Fund’s weight in Teradyne during the period, we maintained a position in the company as we believe Teradyne is fundamentally sound.

Stanley Black & Decker Inc. is a leading provider of tools for commercial and residential customers. The company operates through two business segments – tools and storage, and industrial. During the Fund’s fiscal year, shares of Stanley Black & Decker underperformed as the company faced a rapidly deteriorating demand environment in its core business segment, tools and storage. We believe demand headwinds will persist as we expect a continued softening of the housing market. We exited the Fund’s position in Stanley Black & Decker as the company’s balance sheet has become more levered in the face of rapidly declining earnings before interest, taxes, depreciation, and amortization (EBITDA).

The Fund ended the fiscal year overweight relative to the benchmark in the industrials, financial services, energy, and technology sectors and underweight the REIT, healthcare, consumer discretionary, and utilities sectors. Sector weightings were similar to benchmark weights in the consumer staples, basic industry, and transportation sectors at fiscal year end.

Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that we believe trade at attractive valuations, generate strong free cash flow, and have the ability to implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction.

Portfolio management reviews

Delaware Global Equity Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Global Equity Fund (Institutional Class shares)	1-year return	-21.24%
Delaware Global Equity Fund (Class A shares)	1-year return	-21.35%
MSCI World Index (benchmark) (net)	1-year return	-19.63%
MSCI World Index (benchmark) (gross)	1-year return	-19.25%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Equity Fund, please see the table on page 28.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 30 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital growth.

Market review

For the past 12 months, investors have witnessed how the world population is recovering from the external shock of the COVID-19 pandemic, and how global economies slowly are getting on their feet again. The pandemic affected every industry and sector, both short term and long term, and exercised material changes to the global supply chain. Coupled with a more than decade-long monetary experiment, with central banks trying to mend the repercussions of the global financial crisis, and trying to stimulate economic growth along with modest inflation, the world finally got soaring inflation. Compounding these shocks, we experienced material geopolitical risks including rising tensions between China and Taiwan and the tragic Russia-Ukraine War.

During the fall of calendar year 2021, the rhetoric of the US Federal Reserve changed. It finally admitted that inflation is not transitory, and it is fair to question why the US central bank and the European Central Bank continued to buy massive amounts of assets in their extended quantitative easing programs. With both central banks withdrawing from their market operations, regular investors were left to set the level of interest at which they would finance budget deficits. This alone would elevate interest rates. On top of that, the world experienced a substantial increase in inflation, brought about by the central banks, major disruptions to the global supply chain, and ballooning energy prices, prompted by the war in Ukraine.

After a summer bear market rally, based on the narrative that the Fed should rescue financial markets and/or the rate of inflation would have already peaked, greed gave way to fear in the latter part of the fiscal year. In that environment, the Fund’s benchmark MSCI World Index (net) lost 19.63%.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Global Equity Fund underperformed its benchmark, the MSCI World Index (net). The Fund’s Institutional Class shares lost 21.24%. The Fund’s Class A shares declined 21.35% at net asset value (NAV) and 25.82% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark returned -19.63%. For complete, annualized performance of Delaware Global Equity Fund, please see the table on page 28.

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to analyze what we view as the various potential contributors to and detractors from the Fund’s performance against its benchmark. For the year ended September 2022, active country and region weights had on balance a minor negative impact on performance. The Fund’s overweight in Germany and Sweden combined with a negative selection effect in both countries detracted from performance. The Fund’s underweight in the US relative to the benchmark also had a negative effect but strong selection led to a very positive total effect.

The Fund’s underweight in energy (with no exposure to the sector) had the strongest impact on the Fund’s underperformance from active sector allocation. Additionally, the Fund had no holdings in financials, real estate, or utilities. While the zero weight to financials and real estate had little impact on relative performance, whereas the lack of exposure to utilities was a slight negative. Overall sector

Portfolio management reviews

Delaware Global Equity Fund

allocation was a positive factor on the Fund’s relative performance, by far led by its overweight in consumer staples.

Three of the largest individual contributors to active performance were Lamb Weston Holdings Inc., an American producer of frozen potatoes and one of a few global players in the market; US-based pharmaceutical giant Merck & Co. Inc., specializing in producing cancer medicines and its antiviral COVID-19 pill; and US food producer General Mills Inc.

Conversely, three of the largest detractors from performance during the year were Adidas AG, the German sports goods producer, which encountered some headwind in its highly profitable Chinese business; Fresenius Medical Care AG & Co. KGaA, a German healthcare provider and global leader in treating dialysis patients who are vulnerable to COVID-19; and Amadeus IT Group SA, the Spanish-based software provider to the global aviation industry, which holds a 40% global market share of tickets issued by airliners.

The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management reviews

Delaware Covered Call Strategy Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Covered Call Strategy Fund (Institutional Class shares)	1-year return	-8.67%
Delaware Covered Call Strategy Fund (Class A shares)	1-year return	-8.88%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	-11.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Covered Call Strategy Fund, please see the table on page 31.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term capital appreciation.

Ziegler Capital Management, LLC (ZCM), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

It was a turbulent year for financial markets, as many equity indices entered bear market territory with peak-to-trough declines of more than 20%. The S&P 500® Index returned -15.50% for the Fund’s fiscal year, though the peak-to-trough decline was -24.36%, as persistently high inflation and a hawkish US Federal Reserve sent equities on a downward trend following the market’s peak on January 3, 2022. Credit markets responded in kind, as the Bloomberg US Aggregate Index returned -14.60% for the fiscal year, nearly matching the S&P 500 Index’s decline. Notably, bonds failed to provide an offsetting diversification benefit during the decline in equity markets. It was the worst 12-month period for bonds in more than 40 years. Even supposedly safe-haven assets such as US Treasurys declined materially, with the Bloomberg US Treasury Index returning -12.94 for the fiscal year. Bonds have now produced negative returns for the past two fiscal years.

Concern about the pandemic gave way to worries over inflation and rapidly rising interest rates during the fiscal year. Inflation remained elevated for several reasons, including port congestion, supply chain bottlenecks, the war in Ukraine, the spike in COVID-19 cases last winter, and employers’ difficulty finding qualified candidates for open job positions. The ongoing war in Ukraine and energy crisis in Europe have exacerbated inflation and increased recession risks in the region. In addition, the US dollar has strengthened dramatically, which may cause added stress in countries outside the US.

All eyes were on the Fed as it combatted inflation levels not seen in the US since 1981. The Fed’s aggressive actions may result in a period of short-term pain and increase the risk that the economy enters an official recession as economic growth remains weak. The good news, in our view, is that the Fed’s decisive actions may reduce inflation and restore price-level stability. There are signs that inflation appears to have peaked with inflation expectations in decline since March. Commodity prices also came down, alleviating some of the pressure on consumers and corporations. Global supply chain pressures improved dramatically, as measured by the Fed, and the ISM Supplier Delivery Time Index retreated to average levels in the US. More companies instituted hiring freezes, which may help cool the labor market as economic growth slows. However, wage growth remained elevated, which may be good for consumers but bad for inflation.

Nonetheless, the Fed’s long-term goal is clear, as the past three decades of price-level stability in the US resulted in sustained economic growth, strong employment, higher corporate profits, and rising equity markets.

While S&P 500 Index profit margins came down slightly in recent quarters, they remain near record levels despite high inflation and the slowdown in economic growth, as corporations passed higher costs onto consumers and enhanced operational efficiency. The current level of profit margins, 11.8%, is higher than the 1990-2020 average of 6.7% and the peak level of 10.5%.

Despite equity markets’ large decline over the fiscal year, valuations are not yet at recessionary levels, with the forward and trailing price-to-earnings (P/E) ratios of the S&P 500 Index as of September 30, 2022, at 15.2 and 17.6, respectively, near long-term averages. Given the numerous risks on the horizon, the valuation of the market remains a concern to us.

Due to the turbulent financial markets, implied volatility remained elevated during most of the fiscal year, resulting in a prolonged

Portfolio management reviews

Delaware Covered Call Strategy Fund

period of above-average call premiums. For example, the Cboe Volatility Index® (VIX®) ended the fiscal year at 31.6% and averaged 24.2% during the entire period, well above the 20-year average of 19.5%. We believe this created an attractive environment for covered call strategies.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Covered Call Strategy Fund declined, although it outperformed its benchmark, the Cboe S&P 500 BuyWrite Index, which also declined. The Fund’s Institutional Class shares declined 8.67%. The Fund’s Class A shares declined 8.88% at net asset value and declined 14.12% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the Fund’s benchmark declined 11.21%. For complete, annualized performance of Delaware Covered Call Strategy Fund, please see the table on page 31.

Both the stocks and the call options in the Fund outperformed their counterparts in the benchmark for the fiscal year. Nearly half of the Fund’s outperformance versus the S&P 500 Index was due to excess return from the stocks in the Fund, while the other half came from call options, which provided income and downside protection during the period’s market declines. As a result, the Fund’s downside capture versus the S&P 500 Index was only 49% during the fiscal year, outperforming our expectations and historical patterns. These strong results stemmed from elevated implied volatility throughout most of the fiscal year, thus providing the Fund with consistently above-average call premiums and enhancing opportunities for the Fund’s active option process.

The stocks in the Fund outperformed the stocks in the benchmark during each quarter of the fiscal year. The stock outperformance was consistent during both positive and negative months, as the stocks underperformed in only two months of the fiscal year. In terms of traditional attribution, the stock outperformance was split evenly between positive contributions from both sector allocation and stock selection. Sector allocation was positive in all sectors but consumer staples and healthcare.

We maintained an underweight position in healthcare due to increasing government regulation and pricing pressure, particularly for pharmaceuticals. However, healthcare is a defensive sector that outperformed as the market declined. The Fund’s overweight to the energy sector made a positive contribution, as did the Fund’s underweight in communication services, which was the weakest-performing sector for the fiscal year. Stock selection in materials and financials detracted from the Fund’s performance, while stock selection in consumer staples and information technology contributed to performance, as we avoided most of the technology stocks that had large losses during the fiscal year. Most of the Fund’s technology holdings are mega-cap stocks, which fared better than smaller companies.

The call options in the Fund outperformed the call options in the benchmark Cboe S&P 500 BuyWrite Index, mainly owing to excess returns generated during the last five months of the fiscal year, the months in which the equity markets produced the wildest price swings. During this period, the call options generally outperformed in both positive and negative markets. However, the rules-based, at-the-money call options of the benchmark outperformed during the first half of the fiscal year, as at-the-money call options generate the most call-premium decay. This rules-based structure became a hindrance for the benchmark in the second half of the fiscal year, as its at-the-money call options truncated upside participation during the strong upward price swings in the market.

In contrast, the actively managed call options in the Fund were moved up in strike price as the market rallied during these periods, providing for more upside capture versus the benchmark’s rules-based call options, which are rolled only once per month. The same was true during market declines, as the Fund’s actively managed call options were rolled down to generate more downside protection. Lastly, we analyze the entire option chain to choose what we view as the most attractive call option for each individual stock in the portfolio. In contrast, the benchmark’s rules-based process always selects one-month, at-the-money call options, regardless of the market environment.

Given the large amount of uncertainty in the markets, implied volatility and options prices have remained well above average, sustaining what we consider to be an attractive environment for covered call strategies. We will continue to closely monitor implied volatility opportunities, as our active options strategy seeks to add excess return versus the rules-based, index options of the benchmark. We continue to believe the Fund’s portfolio of stocks hedged with actively managed, single-stock call options offers an attractive risk-reward profile relative to an investment in unhedged equities, particularly during this uncertain and volatile investment environment.

Portfolio management reviews

Delaware Hedged U.S. Equity Opportunities Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Hedged U.S. Equity Opportunities Fund (Institutional Class shares)	1-year return	-15.17%
Delaware Hedged U.S. Equity Opportunities Fund (Class A shares)	1-year return	-15.48%
Russell 3000® Index (primary benchmark)	1-year return	-17.63%
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	-12.06%
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+0.62%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 34.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 36 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to generate income.

Wellington Management Company LLP (Wellington Management), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Wellington Management is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

US equity markets rallied early in the fiscal year, driven by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. As the period progressed, however, investors’ enthusiasm waned.

The arrival of the Omicron variant led to the largest increase in US COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation surged against a backdrop of severe supply chain disruptions, labor shortages, rising energy prices, and high demand for goods and services.

Equity markets fell sharply in the second calendar quarter of 2022, as rampant inflation and tighter financial conditions hurt risk sentiment and raised the specter of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and the disappointing earnings results of some large technology companies drove the NASDAQ Composite Index to its biggest quarterly loss since September 2001.

Equity-market weakness persisted through the end of the fiscal year, as risk sentiment continued to deteriorate on concern that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the US economy into recession. Nonetheless, US Federal Reserve Chair Jerome Powell made clear that the central bank was committed to raising interest rates and would keep them elevated until there is clear evidence that price pressures are abating.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Hedged U.S. Equity Opportunities Fund declined, although it outperformed its primary benchmark, the Russell 3000 Index, which also declined. The Fund underperformed both of its secondary benchmarks, a blend of 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index and the ICE BofA US 3-Month Treasury Bill Index. The Fund’s Institutional Class shares declined 15.17%. The Fund’s Class A shares declined 15.48% at net asset value and 20.32% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Russell 3000 Index declined 17.63%. The blend of 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index declined 12.06%, and the ICE BofA US 3-Month Treasury Bill Index gained 0.62%. For complete, annualized performance of Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 34.

While the Fund’s equity strategy posted negative absolute returns, it outperformed its benchmark, the Russell 3000 Index over the measurement period. The primary driver of outperformance for the equity strategy was strong stock selection within the financials, industrials, consumer staples, and real estate sectors. Weaker selection within the healthcare, communication services, and consumer discretionary sectors partially offset this, however. Sector allocation, a residual of the underlying managers’ bottom-up stock selection process modestly detracted from performance, driven by

Portfolio management reviews

Delaware Hedged U.S. Equity Opportunities Fund

underweight allocations to energy and utilities. This was partially offset by an underweight allocation to information technology.

The Fund’s overweight position in Northrop Grumman Corp. was the biggest relative contributor to performance during the fiscal year. Northrop Grumman is a multinational aerospace and defense technology company in the industrials sector. Shares of Northrop Grumman ended the period higher along with other defense stocks in response to the Ukraine-Russia conflict. The shares also benefited when Germany announced its intent to nearly double military spending and purchase fighter planes made in the US. During the period, the company reported earnings slightly ahead of estimates despite revenue suffering from labor shortages and supply chain issues. Northrop Grumman maintained its 2022 fiscal-year earnings and revenue guidance, which was in line with consensus expectations, and increased its quarterly dividend. We continued to hold the stock in the Fund at the end of the fiscal year.

The Fund’s position in communications company Netflix Inc. contributed to results. Netflix is a subscription streaming service and production company. Shares of the company rose during the fiscal year following second-quarter 2022 earnings results that beat analysts’ expectations. Paid streaming memberships across the globe, which represent the main source of revenue for the company, were higher than expected. After the shares sold off in spring 2022, expectations turned more optimistic on the outlook for the company’s newly introduced ad-supported pricing tier. We continued to hold the shares in the Fund at the end of the fiscal year.

An overweight position in financials company Chubb Ltd. contributed to the Fund’s performance. Chubb is a commercial and personal property and casualty (P&C) insurance, personal accident, accident and health (A&H), reinsurance, and life insurance provider. The company reported strong first-quarter 2022 results, beating market consensus, driven by higher premium revenues and lower catastrophe losses. Shares of Chubb initially declined after analysts estimated that Chubb would show a decline in earnings when the company reported its second-quarter 2022 results. Chubb defied expectations and posted strong results, driven by the commercial P&C business lines with continued improvements in underwriting margins, solid premium growth, and better-than-expected core investment income. We continued to hold the name in the Fund at the end of the fiscal year.

The Fund’s underweight position in Apple Inc. was the largest detractor from relative performance. Shares of Apple rose early in the fiscal year when a US Court of Appeals stayed a lower-court ruling in the antitrust case with Epic Games that would have forced Apple to accept payments outside of the company’s app store. Additionally, Apple accelerated plans to introduce a self-driving car as early as 2025. Nonetheless, the shares fell later in the period even though Apple reported better-than-expected fourth-quarter 2021 earnings and increased PC demand. With rising inflation and interest rates, investors rotated into less-risky assets. Shares fell further when the company scaled back production of its new budget iPhone SE due to weaker-than-expected demand. Toward the end of the Fund’s fiscal year, shares of Apple rose after the company reported third-quarter revenue growth that exceeded management’s expectations despite supply constraints, foreign-exchange headwinds, and weakness in digital advertising. Apple did not provide formal guidance but expects supply constraints to ease and revenue growth to accelerate in the fourth quarter. We continued to hold the shares in the Fund at the end of the fiscal year.

The Fund’s overweight position in communications services company Snap Inc. detracted from performance. Shares of Snap declined early in the Fund’s fiscal year after it reported third-quarter 2021 earnings that missed consensus estimates. The social media company noted that changes to Apple’s privacy agreements had a greater negative impact on advertising revenue than anticipated. This, in addition to supply chain and labor issues, caused management’s fourth-quarter revenue guidance to come in below expectations. Snap projected that revenue would be lower than its original expectations and that it would look to slow hiring to cut expenses. The macroeconomic environment provided challenges for Snap due to rising inflation and interest rates, labor disruptions, and platform policy changes. Shares of Snap fell further after it announced weak second-quarter 2022 results and reported disappointing sales resulting from a slowdown in advertising spending and increased competition from marketing platforms. Due to the uncertainty of the global economy, the company did not issue financial guidance for the third quarter. We continued to hold the name in the Fund at the end of the fiscal year.

An underweight position in Exxon Mobil Corp. detracted from Fund performance. Shares of Exxon Mobil rose during the measurement period, driven by solid first-quarter 2022 results. The firm’s profits doubled year over year and it announced a $30 billion share repurchase program. The company benefited from the rise in global energy prices and announced that its Romanian affiliate, ExxonMobil Exploration and Production Romania, would be sold to Romgaz for approximately $1 billion. Shares rose further when the company reported second-quarter 2022 earnings and revenue results that beat consensus estimates. Profits were up due to near-record-high oil prices and aggressive cost controls. Shares trended lower toward the end of the Fund’s fiscal year as crude oil dropped below $80 per barrel and central banks continued hiking interest rates to fight inflation, dampening the outlook for energy demand. We continued to hold the shares in the Fund at the end of the fiscal year.

The Fund’s hedging strategy contributed to results over the full 12-month period. The beta hedge, which is designed to reduce the

Fund’s equity exposure by selling futures on US indices, contributed to results as US markets declined. The Fund’s tail-risk management strategy, which is designed to mitigate capital losses in periods when equities experience a sharp decline, also contributed to results as markets declined during the period.

Macroeconomic and geopolitical uncertainties continue to weigh on markets, and we believe this volatility is likely to persist as the year goes on. As the Fund’s lead portfolio managers, we allocate to other portfolio managers at Wellington to manage the active equity portion of the Fund. As allocators, we seek to balance risk in the Fund’s portfolio across strategic investments in value, quality, and growth managers. We look to each manager’s fundamental stock selection process to identify companies they think are best able to navigate the landscape and to avoid those at greatest risk.

We seek to create a portfolio of differentiated investment styles and philosophies, and in doing so we are mindful of the evolving risks and opportunities for each manager’s style. We allocate to risk-aversion managers (those investing in quality) to provide exposure to companies with stable business. These exposures play an important role through the cycle and can be particularly beneficial in challenged equity markets. While we look to these managers to provide a defensive ballast to the portfolio, we are mindful of the potential impact that inflation could have on corporate profitability.

We pair these risk-aversion positions with allocations to trend-following (growth) and mean-reversion (value or contrarian) managers to help balance risks. Within the growth universe, we continue to be cognizant of the outsized downside risk to areas of heightened speculation driven by high growth expectations. While we saw this reversal start to play out earlier in the year, we believe there may still be room to fall. We look to our fundamental growth managers’ security-selection processes to differentiate companies with strong long-term fundamentals from those that have been caught up in excessive speculation.

In the value universe, we are mindful as ever on the potential risks to mean-reversion, including the influence of macroeconomic factors like interest rates and energy prices. While we still believe that some structural impediments of mean-reversion persist, we also think that current tightening conditions could provide further relief to value stocks and create attractive opportunities for fundamental investors. As always, we are focused on balancing risks in the portfolio such that security selection drives results.

The Fund used the following derivatives during the fiscal year:

Instrument	Ending allocation	Performance effect
Futures	-14% (notional exposure)	Positive, as markets fell
Options	-11% (notional exposure)	Positive, as markets fell
Currency forwards	0.1% (market value)	Positive

Portfolio management reviews

Delaware Premium Income Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Premium Income Fund (Institutional Class shares)	1-year return	-3.03%
Delaware Premium Income Fund (Class A shares)	1-year return	-3.18%
Cboe S&P 500 BuyWrite Index (benchmark)	1-year return	-11.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Premium Income Fund, please see the table on page 37.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 39 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to generate income.

Ziegler Capital Management, LLC (ZCM), a US-registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.

Market review

It was a turbulent year for financial markets, as many equity indices entered bear market territory with peak-to-trough declines of more than 20%. The S&P 500® Index returned -15.50% for the Fund’s fiscal year, though the peak-to-trough decline was -24.36%, as persistently high inflation and a hawkish US Federal Reserve sent equities on a downward trend following the market’s peak on January 3, 2022. Credit markets responded in kind, as the Bloomberg US Aggregate Index returned -14.60% for the fiscal year, nearly matching the S&P 500 Index’s decline. Notably, bonds failed to provide an offsetting diversification benefit during the decline in equity markets. It was the worst 12-month period for bonds in more than 40 years. Even supposedly safe-haven assets such as US Treasurys declined materially, with the Bloomberg US Treasury Index returning -12.94% for the fiscal year. Bonds have now produced negative returns for the past two fiscal years.

Concern about the pandemic gave way to worries over inflation and rapidly rising interest rates during the fiscal year. Inflation remained elevated for several reasons, including port congestion, supply chain bottlenecks, the war in Ukraine, the spike in COVID-19 cases last winter, and employers’ difficulty finding qualified candidates for open job positions. The ongoing war in Ukraine and energy crisis in Europe have exacerbated inflation and increased recession risks in the region. In addition, the US dollar has strengthened dramatically, which may cause added stress in countries outside the US.

All eyes were on the Fed as it combatted inflation levels not seen in the US since 1981. The Fed’s aggressive actions may result in a period of short-term pain and increase the risk that the economy enters an official recession as economic growth remains weak. The good news, in our view, is that the Fed’s decisive actions may reduce inflation and restore price-level stability. There are signs that inflation appears to have peaked with inflation expectations in decline since March. Commodity prices also came down, alleviating some of the pressure on consumers and corporations. Global supply chain pressures improved dramatically, as measured by the Fed, and the ISM Supplier Delivery Time Index retreated to average levels in the US. More companies instituted hiring freezes, which may help cool the labor market as economic growth slows. However, wage growth remained elevated, which may be good for consumers but bad for inflation.

Nonetheless, the Fed’s long-term goal is clear, as the past three decades of price-level stability in the US resulted in sustained economic growth, strong employment, higher corporate profits, and rising equity markets.

While S&P 500 Index profit margins came down slightly in recent quarters, they remain near record levels despite high inflation and the slowdown in economic growth, as corporations passed higher costs onto consumers and enhanced operational efficiency. The current level of profit margins, 11.8%, is higher than the 1990-2020 average of 6.7% and the peak level of 10.5%.

Despite equity markets’ large decline over the fiscal year, valuations are not yet at recessionary levels, with the forward and trailing price-to-earnings (P/E) ratios of the S&P 500 Index as of September 30, 2022, at 15.2 and 17.6, respectively, near long-term averages. Given the numerous risks on the horizon, the valuation of the market remains a concern to us.

Due to the turbulent financial markets, implied volatility remained elevated during most of the fiscal year, resulting in a prolonged period of above-average call premiums. For example, the Cboe Volatility Index® (VIX®) ended the fiscal year at 31.6% and averaged 24.2% during the entire period, well above the 20-year average of 19.5%. We believe this created an attractive environment for covered call strategies

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Premium Income Fund declined, although it outperformed its benchmark, the Cboe S&P 500 BuyWrite Index, which also declined. The Fund’s Institutional Class shares declined 3.03%. The Fund’s Class A shares declined 3.18% at net asset value and declined 8.76% at maximum offer price. Both figures reflect all distributions reinvested. For the same period, the benchmark declined 11.21%. For complete, annualized performance of Delaware Premium Income Fund, please see the table on page 37.

Both the stocks and the call options in the Fund outperformed their counterparts in the benchmark for the fiscal year by a wide margin. However, most of the outperformance versus the S&P 500 Index was due to the downside protection provided by the in-the-money call options, which we consistently write on every stock in the Fund as an income-producing hedge. During the fiscal year, the Fund’s beta versus the S&P 500 Index was 0.37, while the Fund’s downside capture was only 13%, illustrating the risk-dampening characteristics of the in-the-money call options during a large decline in equity markets. The amount of downside protection was better than normal because the elevated levels of implied volatility, along with the relatively steady decline in the market over many months, gave us more time to earn call premiums as the call options decayed, thus providing a tailwind to the Fund’s performance. While many areas of the market experienced bear-market conditions this year, the Fund’s strong performance and lower risk profile provided a relative safe harbor in the storm compared with both equities and the Fund’s benchmark.

Overall, the stocks in the Fund outperformed the stocks in the benchmark by nearly 500 basis points during the fiscal year (a basis point equals one hundredth of a percentage point). The value tilt in the portfolio made a positive contribution to the Fund’s return during the fiscal year, as value stocks outperformed the market. In terms of traditional attribution, the large stock outperformance was split evenly between contributions from both sector allocation and stock selection. Sector allocation was positive in eight of 11 sectors. An underweight in utilities and healthcare detracted from returns. We have maintained an underweight position in healthcare due to increasing government regulation and pricing pressures, particularly for pharmaceuticals. However, healthcare is a defensive sector, and it outperformed as the market declined.

The Fund’s overweight to the energy sector contributed to performance, as did an underweight in communication services, which was the weakest-performing sector for the fiscal year. Stock selection in materials and financials detracted from the Fund’s performance. Stock selection was positive in industrials, as defense stocks outperformed, and information technology, as we avoided most of the technology stocks that had large losses during the fiscal year. Most of the Fund’s technology holdings are mega-cap stocks, which fared better than smaller companies.

The call options in the Fund outperformed the call options in the benchmark Cboe S&P 500 BuyWrite Index by more than 400 basis points during the fiscal year. Most of this outperformance resulted because the strike prices of the call options are generally placed at least 10% below existing stock prices at the time they are written, providing an added cushion of downside protection relative to the at-the-money call options of the benchmark. The high implied volatility during the fiscal year also created generous call premiums, particularly for the 6- to 12-month call options that the Fund uses for hedging the underlying stock portfolio. As time passes, the above-average time-value premium in these call options decays, providing a source of income in the Fund.

Bond returns remained negative, as interest rates increased dramatically as investors worried about high inflation and a hawkish Fed. As of the most recent data, inflation as measured by the US Consumer Price Index was 8.3% year over year, with the past seven months marking the highest inflation rates in 40 years. As a result, the real yield on the Bloomberg US Aggregate Index was negative.

Unlike bonds, which are negatively affected by rising rates, the Fund’s returns have historically not been correlated with interest rates, as there is no duration component within the Fund’s holdings. Considering today’s volatile bond environment and high inflation rates, we believe the Fund may be an attractive, non-correlating strategy to complement investors’ fixed income portfolios.

Given the current environment of high inflation, volatile financial markets, and above-average call premiums, we believe the Fund is well positioned relative to both bonds and equities and can serve as a bond complement or a low-volatility component for an equity-overweighted position. As we manage the active option writing strategy of the Fund, we will continue to closely monitor implied volatility opportunities and downside protection amounts that we think could help enhance the risk-adjusted return of the Fund relative to our benchmarks. We continue to believe the stocks in the Fund offer attractive risk-reward potential going forward, especially when combined with in-the-money call options that can help stabilize returns by providing both downside protection and a return component.

Portfolio management reviews

Delaware Total Return Fund

September 30, 2022 (Unaudited)

Performance preview (for the year ended September 30, 2022)

Delaware Total Return Fund (Institutional Class shares)	1-year return	-11.36%
Delaware Total Return Fund (Class A shares)	1-year return	-11.57%
S&P 500 Index® (primary benchmark)	1-year return	-15.47%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index (secondary benchmark)	1-year return	-14.63%
Bloomberg US Aggregate Index (secondary benchmark)	1-year return	-14.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Total Return Fund, please see the table on page 41.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 44 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.

Market review

The fiscal year began in the fourth quarter of 2021 with stock markets continuing their then upward trend. Some US stock indices reached new all-time highs. As inflation figures rose globally to long-term highs, central banks finally pivoted away from loose monetary policy. The US Federal Reserve stepped on the brakes most sharply in scaling back its bond purchases and hinted at several interest rate hikes in 2022. Bond yields were relatively stable in the fourth quarter, but there were continuous increases in short-term US yields. The US dollar continued to appreciate against major currencies. Oil prices also rose further, while gas markets eased somewhat at the end of the year following renewed dramatic rises in Europe.

In January, persistently high inflation led the Fed to discuss the near-term prospect of interest rate hikes more frequently and seriously. This resulted in rising yields and falling stocks. In addition to inflation and the associated more restrictive monetary policy in the US and UK, Russia’s troop buildup on the border with Ukraine drove negative market sentiment early in 2022. Following Russia’s invasion in February and the unprecedented sanctions it prompted, including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks, equities corrected globally, while commodity prices soared. Government bonds were in demand as a short-term haven but quickly resumed their downward trend.

Tighter central bank monetary policy was the big theme for the rest of the fiscal year, with the Fed leading the way. From March through September, it raised the federal funds rate five times, including three 75 basis point (0.75 percentage point) increases at the June, July, and September meetings of the Federal Open Market Committee (FOMC). As a result, the target short-term rate rose from a range of 0-0.25% in January to 3.0-3.25% by fiscal year end, in an aggressive attempt to bring inflation under control.

Other central banks, including the Bank of England and European Central Bank, also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds had historically poor performance throughout the fiscal period in the face of brutal headwinds and unrelenting negative news. This included soaring inflation and consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID lockdowns, the Russia-Ukraine war and the related energy crisis, which hit Europe the hardest as Russia cut off gas to several European Union (EU) countries and then both the Group of Seven (G-7) and later the EU decided on an oil embargo.

Among major central banks, only the Bank of Japan maintained its course of ultra-loose monetary policy as it bought bonds in an attempt to keep Japanese yields stable. However, this led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July, with hopes of a near-term turnaround in inflation. Despite concerns about economic growth, stocks appreciated along with other risk asset classes, such as corporate, high yield, convertible, and emerging market bonds. A key reason was the decline in yields on US and euro zone government bonds, which led to significant price gains. However, the tide turned again in mid-August, and the bear market returned for most asset classes as hopes of an inflation turnaround were dashed. Central banks reaffirmed their intention to continue tightening monetary policy aggressively. Fears of recession mounted and the energy crisis worsened, as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened further in September, with heavy losses among virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double digits and central banks planned further interest rate hikes. As the 12-month period ended, the new UK government’s announcement of massive tax cuts caused massive distortions in bonds and currency. Meanwhile, the formal annexation of four Ukrainian regions by Russia caused additional concern.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended September 30, 2022, Delaware Total Return Fund declined, although it outperformed its primary benchmark, the S&P 500 Index. With respect to its secondary benchmarks, the Fund outperformed both – a blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index and the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares declined 11.36%. The Fund’s Class A shares fell 11.57% at net asset value and fell 16.67% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P 500 Index declined 15.47%. The blend of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index lost 14.63% while the Bloomberg US Aggregate Index fell 14.60%. For complete annualized performance of Delaware Total Return Fund, please see the table on page 41.

At the portfolio level, the main driver of outperformance was the allocation to convertibles, which strongly outperformed the broad equity market, and to US large-cap value equities, which also outperformed quite substantially. The allocation to international equity and emerging markets bonds, both of which badly trailed the benchmarks, and to investment grade credit and US quality and income equities, partially offset the Fund’s performance.

Within equities, security selection from US quality and income and US large-cap value contributed to outperformance, while selection from international equity was the main detractor from performance.

Within fixed income, the high yield sleeve also outperformed the benchmark indices, while investment grade credit, which was the highest weighted fixed income class, even underperformed the broad US equity market. However, this sleeve contributed through security selection, as did the emerging markets sleeve. Convertibles, on the other hand, had a negative selection effect.

At the sector level, energy and healthcare were the main outperformers, while information technology, communication services, and consumer discretionary were the leading detractors from performance.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, the Fund’s combination of futures, options, swaps, and currency positions had only a limited impact on performance during the period.

Performance summaries

Delaware Equity Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. February 22, 1993)
Excluding sales charge	-5.81%	+4.61%	+7.89%	—
Including sales charge	-11.23%	+3.39%	+7.25%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-5.64%	+4.86%	—	+7.46%
Including sales charge	-5.64%	+4.86%	—	+7.46%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-5.50%	+5.00%	—	+7.58%
Including sales charge	-5.50%	+5.00%	—	+7.58%
Russell 1000 Value Index	-11.36%	+5.29%	+9.17%	+8.21%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.13%	0.88%	0.82%
Net expenses (including fee waivers, if any)	1.02%	0.77%	0.71%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$24,050
Delaware Equity Income Fund — Class A shares	$9,425	$20,132

Institutional Class shares

For the period April 1, 2013 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$21,162
Delaware Equity Income Fund — Institutional Class shares	$10,000	$19,815

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Value Index as of September 30, 2012.

Performance summaries

Delaware Equity Income Fund

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Value Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 1, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 1, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIUTX	24611D409
Institutional Class	FIUUX	24611D508
Class R6	FIUVX	24611D607

Performance summaries

Delaware Growth and Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. October 4, 1993)
Excluding sales charge	-5.81%	+5.01%	+8.25%	—
Including sales charge	-11.22%	+3.78%	+7.61%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-5.54%	+5.31%	—	+7.75%
Including sales charge	-5.54%	+5.31%	—	+7.75%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-5.45%	+5.40%	—	+7.82%
Including sales charge	-5.45%	+5.40%	—	+7.82%
Russell 1000 Value Index	-11.36%	+5.29%	+9.17%	+8.17%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.07%	0.82%	0.76%
Net expenses (including fee waivers, if any)	1.02%	0.77%	0.75%

Type of waiver	Contractual	Contractual	Contractual

Performance summaries

Delaware Growth and Income Fund

Performance of a $10,000 investment1

Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$24,050
Delaware Growth and Income Fund — Class A shares	$9,425	$20,817

Institutional Class shares

For the period April 1, 2013 through September 30, 2022

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$21,162
Delaware Growth and Income Fund — Institutional Class shares	$10,000	$20,328

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Value Index as of September 30, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Value Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 21 through 23.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Personal Consumption Expenditures Price Index (PCE), mentioned on page 3, is a measure of inflation that is calculated by the Bureau of Economic Analysis, representing changes in consumer spending on goods and services. It accounts for about two-thirds of domestic final spending.

The Core Personal Consumption Expenditures Price Index (Core PCE), mentioned on page 3, measures the prices paid by consumers for goods and services excluding food and energy prices, because of the volatility caused by movements in food and energy prices, to reveal underlying inflation trends.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FGINX	24611D870
Institutional Class	FGIPX	24611D862
Class R6	FGIQX	24611D854

Performance summaries

Delaware Opportunity Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. August 24, 1992)
Excluding sales charge	-10.87%	+4.06%	+8.81%	—
Including sales charge	-15.99%	+2.84%	+8.17%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-10.61%	+4.38%	—	+7.83%
Including sales charge	-10.61%	+4.38%	—	+7.83%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-10.50%	+4.50%	—	+7.97%
Including sales charge	-10.50%	+4.50%	—	+7.97%
Russell Midcap Value Index	-13.56%	+4.76%	+9.44%	+8.07%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.20%	0.95%	0.88%
Net expenses (including fee waivers, if any)	1.15%	0.90%	0.78%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
Russell Midcap Value Index	$10,000	$24,645
Delaware Opportunity Fund — Class A shares	$9,425	$21,930

Performance summaries

Delaware Opportunity Fund

Institutional Class shares

For the period April 1, 2013 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Russell Midcap Value Index	$10,000	$20,911
Delaware Opportunity Fund — Institutional Class shares	$10,000	$20,468

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell Midcap Value Index as of September 30, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 27.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 5, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 5, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index, mentioned on page 5, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 5, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Producer Price Index, mentioned on page 5, measures the average change over time in the selling price of goods and services sold by domestic producers for their output. The prices included in the PPI are from the first commercial transaction for many products and some services.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIUSX	24611D771
Institutional Class	FIVUX	24611D763
Class R6	FIVVX	24611D755

Performance summaries

Delaware Global Equity Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1981)
Excluding sales charge	-21.35%	-0.02%	+5.10%	—
Including sales charge	-25.82%	-1.19%	+4.48%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-21.24%	+0.27%	—	+4.88%
Including sales charge	-21.24%	+0.27%	—	+4.88%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-21.21%	+0.35%	—	+4.96%
Including sales charge	-21.21%	+0.35%	—	+4.96%
MSCI World Index (net)	-19.63%	+5.30%	+8.11%	+7.43%*
MSCI World Index (gross)	-19.25%	+5.84%	+8.69%	+8.01%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 29. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The Fund may allocate more of its net assets to investments in single securities than “diversified” funds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.36%	1.11%	1.05%
Net expenses (including fee waivers, if any)	1.26%	1.01%	0.95%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$23,012
MSCI World Index (net)	$10,000	$21,809
Delaware Global Equity Fund — Class A shares	$9,425	$15,504

Performance summaries

Delaware Global Equity Fund

Institutional Class shares

For the period April 1, 2013 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$20,138
MSCI World Index (net)	$10,000	$19,842
Delaware Global Equity Fund — Institutional Class shares	$10,000	$15,722

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of September 30, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 29. Please note additional details on pages 28 through 30.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIISX	24611D706
Institutional Class	FIITX	24611D805
Class R6	FIIUX	24611D888

Performance summaries

Delaware Covered Call Strategy Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	3 year	5 year	Lifetime
Class A (Est. April 1, 2016)
Excluding sales charge	-8.88%	+1.04%	+2.15%	+3.64%
Including sales charge	-14.12%	-0.94%	+0.95%	+2.70%
Institutional Class (Est. April 1, 2016)
Excluding sales charge	-8.67%	+1.28%	+2.41%	+3.93%
Including sales charge	-8.67%	+1.28%	+2.41%	+3.93%
Class R6 (Est. April 1, 2016)
Excluding sales charge	-8.51%	+1.46%	+2.58%	+4.11%
Including sales charge	-8.51%	+1.46%	+2.58%	+4.11%
Cboe S&P 500 BuyWrite Index	-11.21%	+0.48%	+1.94%	+4.19%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 32. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Investing in ADRs may have some limitations for investors such as the absence of voting rights.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Writing call options involves risks.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the

Performance summaries

Delaware Covered Call Strategy Fund

asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.35%	1.10%	1.02%
Net expenses (including fee waivers, if any)	1.31%	1.06%	0.88%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Institutional Class and Class A shares

For the period April 1, 2016 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Cboe S&P 500 BuyWrite Index	$10,000	$13,000
Delaware Covered Call Strategy Fund — Institutional Class shares	$10,000	$12,847
Delaware Covered Call Strategy Fund — Class A shares	$9,425	$11,893

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 32. Please note additional details on pages 31 through 33.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 1, 2016. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500® Index call options.

The S&P 500 Index, mentioned on page 9, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 9, is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Bloomberg US Treasury Index, mentioned on page 9, measures the performance of US Treasury bonds and notes that have at least one year to maturity.

The ISM Supplier Time Delivery Index, mentioned on page 9, reflects the amount of lead time for suppliers to deliver orders. It is an inverse index – a reading above 50% indicates slower deliveries and suggests that demand is high.

The Cboe Volatility Index, mentioned on page 9, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The price-to-earnings ratio (P/E ratio), mentioned on page 9, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future. A forward P/E ratio is calculated using consensus forecasted earnings per share for the next 12 months.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expense.

	Nasdaq symbols	CUSIPs
Class A	FRCCX	24611D102
Institutional Class	FRCDX	24611D201
Class R6	FRCEX	24611D300

Performance summaries

Delaware Hedged U.S. Equity Opportunities Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	3 year	5 year	Lifetime
Class A (Est. August 1, 2016)
Excluding sales charge	-15.48%	+2.34%	+4.64%	+5.00%
Including sales charge	-20.32%	+0.35%	+3.40%	+4.00%
Institutional Class (Est. August 1, 2016)
Excluding sales charge	-15.17%	+2.71%	+4.99%	+5.35%
Including sales charge	-15.17%	+2.71%	+4.99%	+5.35%
Class R6 (Est. August 1, 2016)
Excluding sales charge	-15.14%	+2.80%	+5.11%	+5.47%
Including sales charge	-15.14%	+2.80%	+5.11%	+5.47%
Russell 3000 Index (primary benchmark)	-17.63%	+7.70%	+8.62%	+10.02%*
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	-12.06%	+6.63%	+7.09%	+7.89%*
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+0.62%	+0.59%	+1.15%	+1.05%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 35. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Hedging seeks to limit downside risks, but it also will limit the Fund’s return potential. This will especially be true during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce the Fund’s returns. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, and/or create a loss.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Futures and options involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.80%	1.55%	1.49%
Net expenses (including fee waivers, if any)	1.55%	1.30%	1.20%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Institutional Class and Class A shares

For the period August 1, 2016 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Russell 3000 Index (primary benchmark)	$10,000	$18,045
70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$15,943
Delaware Hedged U.S. Equity Opportunities Fund — Institutional Class shares	$10,000	$13,793
Delaware Hedged U.S. Equity Opportunities Fund — Class A shares	$9,425	$12,735
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$10,665

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund

Performance summaries

Delaware Hedged U.S. Equity Opportunities Fund

expense ratios” table on page 35. Please note additional details on pages 34 through 36.

The graph also assumes $10,000 invested in the Russell 3000 Index, 70% Russell 3000 Index/30% ICE BofA US 3-Month Treasury Bill Index, and the ICE BofA US 3-Month Treasury Bill Index as of August 1, 2016.

The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.

The ICE BofA US 3-Month Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).

The NASDAQ Composite Index, mentioned on page 11, is a broad-based, market capitalization weighted index that measures all Nasdaq US- and international-based common type stocks listed on The NASDAQ Stock Market and includes more than 2,500 securities.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FHEJX	24611D847
Institutional Class	FHEKX	24611D839
Class R6	FHELX	24611D821

Performance summaries

Delaware Premium Income Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	3 year	Lifetime
Class A (Est. April 2, 2018)
Excluding sales charge	-3.18%	+1.25%	+2.03%
Including sales charge	-8.76%	-0.73%	+0.70%
Institutional Class (Est. April 2, 2018)
Excluding sales charge	-3.03%	+1.47%	+2.28%
Including sales charge	-3.03%	+1.47%	+2.28%
Class R6 (Est. April 2, 2018)
Excluding sales charge	-2.88%	+1.63%	+2.46%
Including sales charge	-2.88%	+1.63%	+2.46%
Cboe S&P 500 BuyWrite Index	-11.21%	+0.48%	+1.90%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 38. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor’s long position in the asset is the “cover” because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.

Writing call options involves risks. By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which an option was written and the premium received by the Fund for writing the option is insufficient to make up for that loss. The Fund will also give up the opportunity to benefit from potential increases in the value of a Fund asset above the option’s exercise price. Nevertheless, the Fund will continue to bear the risk of declines in the value of the covered assets. Derivatives may be difficult to sell, unwind or value.

There is no guarantee that dividend-paying stocks will continue to pay dividends. Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.

Covered call options also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.

Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal

Performance summaries

Delaware Premium Income Fund

tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.49%	1.24%	1.17%
Net expenses (including fee waivers, if any)	1.30%	1.05%	0.90%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Institutional Class and Class A shares

For the period April 2, 2018 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
Delaware Premium Income Fund — Institutional Class shares	$10,000	$11,066
Cboe S&P 500 BuyWrite Index	$10,000	$10,739
Delaware Premium Income Fund — Class A shares	$9,425	$10,317

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 2, 2018, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 38. Please note additional details on pages 37 through 40.

The graph also assumes $10,000 invested in the Cboe S&P 500 BuyWrite Index as of April 2, 2018. The Cboe S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options.

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index, mentioned on page 14, is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Bloomberg US Treasury Index, mentioned on page 14, measures the performance of US Treasury bonds and notes that have at least one year to maturity.

The Cboe Volatility Index, mentioned on page 15, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The ISM Supplier Time Delivery Index, mentioned on page 14, reflects the amount of lead time for suppliers to deliver orders. It is an inverse index – a reading above 50% indicates slower deliveries and suggests that demand is high.

The price-to-earnings ratio (P/E ratio), mentioned on page 14, is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future. A forward P/E ratio is calculated using consensus forecasted earnings per share for the next 12 months.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Premium Income Fund

	Nasdaq symbols	CUSIPs
Class A	FPIKX	24611D748
Institutional Class	FPILX	24611D730
Class R6	FPIMX	24611D722

Performance summaries

Delaware Total Return Fund

September 30, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 24, 1990)
Excluding sales charge	-11.57%	+2.53%	+4.94%	—
Including sales charge	-16.67%	+1.32%	+4.31%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-11.36%	+2.81%	—	+4.71%
Including sales charge	-11.36%	+2.81%	—	+4.71%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-11.36%	+2.90%	—	+4.80%
Including sales charge	-11.36%	+2.90%	—	+4.80%
S&P 500 Index (primary benchmark)	-15.47%	+9.24%	+11.70%	+11.21%*
60% S&P 500 Index / 40% Bloomberg US Aggregate Index (secondary benchmark)	-14.63%	+5.94%	+7.62%	+7.37%*
Bloomberg US Aggregate Index (secondary benchmark)	-14.60%	-0.27%	+0.89%	+0.93%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 42. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory,

Performance summaries

Delaware Total Return Fund

financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.13%	0.88%	0.82%
Net expenses (including fee waivers, if any)	1.06%	0.81%	0.79%

Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

Class A shares

For the period September 30, 2012 through September 30, 2022

	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$30,244
60% S&P 500 Index / 40% Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$20,853
Delaware Total Return Fund — Class A shares	$9,425	$15,255
Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$10,927

Institutional Class shares

For the period April 1, 2013 (Fund’s inception) through September 30, 2022

	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$27,569
60% S&P 500 Index / 40% Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$19,350
Delaware Total Return Fund — Institutional Class shares	$10,000	$15,477
Bloomberg US Aggregate Index (secondary benchmark)	$10,000	$10,907

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2012, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg US Aggregate

Performance summaries

Delaware Total Return Fund

Index (the Fund’s secondary benchmark), and the Bloomberg Aggregate Index (the Fund’s secondary benchmark) as of September 30, 2012.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg US Aggregate Index (the Fund’s secondary benchmark), and the Bloomberg Aggregate Index (the Fund’s secondary benchmark) as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 42. Please note additional details on pages 41 through 44.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FITRX	24611D649
Institutional Class	FITUX	24611D631
Class R6	FITVX	24611D623

Disclosure of Fund expenses

For the six-month period from April 1, 2022 to September 30, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2022 to September 30, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Equity Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$866.40	1.02%	$4.77
Institutional Class	1,000.00	866.30	0.76%	3.56
Class R6	1,000.00	867.40	0.71%	3.32
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.02%	$5.16
Institutional Class	1,000.00	1,021.26	0.76%	3.85
Class R6	1,000.00	1,021.51	0.71%	3.60

Delaware Growth and Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$865.80	1.02%	$4.77
Institutional Class	1,000.00	867.20	0.77%	3.60
Class R6	1,000.00	867.20	0.73%	3.42
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.02%	$5.16
Institutional Class	1,000.00	1,021.21	0.77%	3.90
Class R6	1,000.00	1,021.41	0.73%	3.70

Disclosure of Fund expenses

Delaware Opportunity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$826.00	1.15%	$5.26
Institutional Class	1,000.00	827.00	0.90%	4.12
Class R6	1,000.00	827.40	0.78%	3.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$5.82
Institutional Class	1,000.00	1,020.56	0.90%	4.56
Class R6	1,000.00	1,021.16	0.78%	3.95

Delaware Global Equity Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$822.70	1.26%	$5.76
Institutional Class	1,000.00	823.20	1.01%	4.62
Class R6	1,000.00	822.50	0.95%	4.34
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.26%	$6.38
Institutional Class	1,000.00	1,020.00	1.01%	5.11
Class R6	1,000.00	1,020.31	0.95%	4.81

Delaware Covered Call Strategy Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$870.50	1.31%	$6.14
Institutional Class	1,000.00	871.30	1.06%	4.97
Class R6	1,000.00	872.50	0.88%	4.13
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.31%	$6.63
Institutional Class	1,000.00	1,019.75	1.06%	5.37
Class R6	1,000.00	1,020.66	0.88%	4.46

Delaware Hedged U.S. Equity Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$848.70	1.55%	$7.18
Institutional Class	1,000.00	850.70	1.30%	6.03
Class R6	1,000.00	851.10	1.20%	5.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.55%	$7.84
Institutional Class	1,000.00	1,018.55	1.30%	6.58
Class R6	1,000.00	1,019.05	1.20%	6.07

Delaware Premium Income Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$940.60	1.30%	$6.32
Institutional Class	1,000.00	941.80	1.05%	5.11
Class R6	1,000.00	942.90	0.90%	4.38
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.30%	$6.58
Institutional Class	1,000.00	1,019.80	1.05%	5.32
Class R6	1,000.00	1,020.56	0.90%	4.56

Delaware Total Return Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratio	Expenses Paid During Period 4/1/22 to 9/30/22*
Actual Fund return†
Class A	$1,000.00	$857.00	1.06%	$4.93
Institutional Class	1,000.00	857.60	0.81%	3.77
Class R6	1,000.00	857.40	0.79%	3.68
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.06%	$5.37
Institutional Class	1,000.00	1,021.01	0.81%	4.10
Class R6	1,000.00	1,021.11	0.79%	4.00

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

Security type / sector allocations and top 10 equity holdings

Delaware Equity Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.51%
Communication Services	6.92%
Consumer Discretionary	10.65%
Consumer Staples	6.20%
Energy	11.82%
Financials	19.19%
Healthcare	24.76%
Industrials	7.56%
Information Technology	12.06%
Materials	0.35%
Short-Term Investments	0.55%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	5.65%
Bristol-Myers Squibb	4.52%
Merck & Co.	4.00%
Raytheon Technologies	3.94%
Johnson & Johnson	3.70%
Cisco Systems	3.50%
Cigna	3.47%
ConocoPhillips	3.40%
TJX	3.26%
Gilead Sciences	3.19%

Security type / sector allocations and top 10 equity holdings

Delaware Growth and Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.44%
Communication Services	6.82%
Consumer Discretionary	10.54%
Consumer Staples	6.16%
Energy	11.73%
Financials	19.39%
Healthcare	24.43%
Industrials	7.74%
Information Technology	12.41%
Materials	0.22%
Short-Term Investments	0.55%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Exxon Mobil	5.56%
Bristol-Myers Squibb	4.53%
Raytheon Technologies	4.10%
Merck & Co.	3.98%
Johnson & Johnson	3.66%
Cisco Systems	3.47%
Cigna	3.42%
ConocoPhillips	3.38%
Philip Morris International	3.20%
TJX	3.18%

Security type / sector allocations and top 10 equity holdings

Delaware Opportunity Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	99.12%
Basic Industry	7.62%
Consumer Discretionary	11.46%
Consumer Staples	3.92%
Energy	6.91%
Financial Services	20.33%
Healthcare	5.93%
Industrials	13.90%
Real Estate Investment Trusts	7.23%
Technology	11.37%
Transportation	2.31%
Utilities	8.14%
Short-Term Investments	1.00%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Hess	2.30%
WESCO International	1.95%
KBR	1.92%
Quanta Services	1.83%
Hartford Financial Services Group	1.81%
East West Bancorp	1.76%
Synopsys	1.72%
Reinsurance Group of America	1.67%
Raymond James Financial	1.65%
Marathon Oil	1.61%

Security type / country and sector allocations

Delaware Global Equity Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.94%
Denmark	3.70%
France	10.68%
Germany	8.68%
Japan	6.25%
Netherlands	3.76%
Spain	4.04%
Sweden	5.43%
Switzerland	2.57%
United Kingdom	12.26%
United States	40.57%
Rights	0.45%
Exchange-Traded Fund	0.82%
Short-Term Investments	0.10%
Total Value of Securities	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

Common stocks and preferred stocks by sector◆	Percentage of net assets
Communication Services	1.84%
Consumer Discretionary	8.97%
Consumer Staples*	42.70%
Healthcare	23.40%
Industrials	8.31%
Information Technology	9.32%
Materials	3.40%
Total	97.94%

◆Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of beverages, cosmetics/personal care, food, and household products/wares. As of September 30, 2022, such amounts, as a percentage of total net assets were 5.24%, 8.14%, 22.13%, and 7.19%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Security type / sector allocations and top 10 equity holdings

Delaware Covered Call Strategy Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks◆	96.64%
Communication Services	7.27%
Consumer Discretionary	14.35%
Consumer Staples	5.48%
Energy	7.17%
Financials	7.32%
Healthcare	12.21%
Industrials	11.19%
Information Technology*	27.78%
Utilities	3.87%
Short-Term Investments	5.14%
Total Value of Securities Before Options Written	101.78%
Options Written	(1.62%)
Liabilities Net of Receivables and Other Assets	(0.16%)
Total Net Assets	100.00%

◆Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of computers, diversified financial services, semiconductors, and software. As of September 30, 2022, such amounts, as a percentage of total net assets were 8.21%, 3.42%, 8.92%, and 7.23%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Apple	8.21%
Microsoft	7.23%
Alphabet Class A	5.47%
UnitedHealth Group	4.79%
Texas Instruments	4.57%
Broadcom	4.35%
Home Depot	4.20%
NextEra Energy	3.87%
Chevron	3.68%
Booking Holdings	3.52%

Security type / sector allocations and top 10 equity holdings

Delaware Hedged U.S. Equity Opportunities Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	93.65%
Communication Services	6.45%
Consumer Discretionary	11.52%
Consumer Staples	5.33%
Energy	2.90%
Financials	14.01%
Healthcare	13.78%
Industrials	11.73%
Information Technology	18.52%
Materials	4.47%
Real Estate	2.96%
Utilities	1.98%
Exchange-Traded Fund	0.50%
Options Purchased	1.94%
Short-Term Investments	2.87%
Total Value of Securities Before Options Written	98.96%
Options Written	(0.67%)
Receivables and Other Assets Net of Liabilities	1.71%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	3.06%
Apple	2.45%
Amazon.com	1.97%
TJX	1.48%
Alphabet Class A	1.37%
Chubb	1.34%
Danaher	1.28%
Charles Schwab	1.22%
Meta Platforms Class A	1.22%
UnitedHealth Group	1.04%

Security type / sector allocations and top 10 equity holdings

Delaware Premium Income Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks◆	108.46%
Communication Services	8.02%
Consumer Discretionary	13.55%
Consumer Staples	7.21%
Energy	7.54%
Financials	13.90%
Healthcare	12.36%
Industrials	13.30%
Information Technology*	28.28%
Materials	1.99%
Utilities	2.31%
Short-Term Investments	7.67%
Total Value of Securities Before Options Written	116.13%
Options Written	(15.88%)
Liabilities Net of Receivables and Other Assets	(0.25%)
Total Net Assets	100.00%

◆Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Diversified Financial Services, Software, Semiconductors, and Telecommunications. As of September 30, 2022, such amounts, as a percentage of total net assets were 4.31%, 2.84%, 10.25%, 3.55%, and 7.33%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Broadcom	8.73%
Pfizer	4.41%
Chevron	4.34%
BlackRock	4.33%
Apple	4.31%
Home Depot	4.00%
Cisco Systems	3.89%
CSX	3.88%
Constellation Brands Class A	3.61%
Microsoft	3.55%

Security type / sector allocations and top 10 equity holdings

Delaware Total Return Fund

As of September 30, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	3.56%
Collateralized Debt Obligations	0.34%
Convertible Bonds	8.43%
Corporate Bonds	12.94%
Automotive	0.19%
Banking	1.59%
Basic Industry	0.58%
Brokerage	0.05%
Capital Goods	0.47%
Communications	1.24%
Consumer Cyclical	0.40%
Consumer Goods	0.18%
Consumer Non-Cyclical	0.85%
Electric	0.50%
Energy	1.85%
Finance Companies	0.21%
Financial Services	0.17%
Financials	0.27%
Healthcare	0.41%
Insurance	0.61%
Leisure	0.42%
Media	0.69%
Natural Gas	0.13%
Real Estate	0.09%
Retail	0.34%
Services	0.32%
Technology	0.63%
Technology & Electronics	0.17%
Transportation	0.35%
Utilities	0.23%
Non-Agency Asset-Backed Securities	0.30%
Non-Agency Commercial Mortgage-Backed Securities	1.48%
Sovereign Bonds	1.58%
Supranational Banks	0.22%
US Treasury Obligations	10.42%
Common Stocks	51.34%
Communication Services	2.33%
Consumer Discretionary	6.69%
Consumer Staples	3.34%
Energy	3.71%
Financials	6.64%
Healthcare	7.70%
Industrials	2.62%
Information Technology	12.62%
Materials	1.23%
REIT Diversified	0.53%
REIT Healthcare	0.27%
REIT Hotel	0.18%
REIT Industrial	0.42%
REIT Mall	0.06%
REIT Manufactured Housing	0.07%
REIT Multifamily	0.87%
REIT Office	0.12%
REIT Self-Storage	0.39%
REIT Shopping Center	0.27%
REIT Single Tenant	0.17%
REIT Specialty	0.36%
Utilities	0.75%
Convertible Preferred Stock	1.56%
Exchange-Traded Funds	2.56%
Rights	0.03%
Limited Liability Corporation	2.75%
Short-Term Investments	2.05%
Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%

Security type / sector allocations and top 10 equity holdings

Delaware Total Return Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Apple	2.60%
Microsoft	2.07%
Johnson & Johnson	1.41%
Merck & Co.	1.10%
TJX	1.06%
Broadcom	1.03%
MetLife	0.99%
ConocoPhillips	0.88%
Cisco Systems	0.85%
Verizon Communications	0.84%

Schedules of investments

Delaware Equity Income Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 99.51%
Communication Services – 6.92%
AT&T	259,746	$3,984,504
Comcast Class A	182,634	5,356,655
Verizon Communications	185,887	7,058,129
		16,399,288
Consumer Discretionary – 10.65%
APA	111,330	3,806,373
Chipotle Mexican Grill †	834	1,253,302
Ford Motor	72,740	814,688
H&R Block	103,028	4,382,811
Lowe’s	14,806	2,780,715
Macy’s	203,755	3,192,841
Tapestry	44,401	1,262,320
TJX	124,461	7,731,517
		25,224,567
Consumer Staples – 6.20%
Altria Group	93,807	3,787,927
Archer-Daniels-Midland	15,149	1,218,737
Mondelez International Class A	40,600	2,226,098
Philip Morris International	89,891	7,461,852
		14,694,614
Energy – 11.82%
ConocoPhillips	78,773	8,061,629
Exxon Mobil	153,184	13,374,495
Ovintiv	83,742	3,852,132
PDC Energy	46,867	2,708,444
		27,996,700
Financials – 19.19%
Allstate	13,137	1,635,951
American Financial Group	17,947	2,206,225
American International Group	90,153	4,280,464
Blackstone	20,745	1,736,357
Discover Financial Services	9,254	841,374
Evercore Class A	17,773	1,461,829
Fidelity National Financial	100,775	3,648,055
First American Financial	66,065	3,045,596
MetLife	119,353	7,254,275
Old Republic International	184,643	3,864,578
OneMain Holdings	75,183	2,219,402
Synchrony Financial	149,757	4,221,650
Truist Financial	138,323	6,022,583
Unum Group	77,851	3,020,619
		45,458,958
Healthcare – 24.76%
AmerisourceBergen	13,337	1,804,896
Bristol-Myers Squibb	150,704	10,713,547
Cardinal Health	22,011	1,467,694
Cigna	29,593	8,211,170
CVS Health	63,921	6,096,146
Gilead Sciences	122,387	7,550,054
Johnson & Johnson	53,681	8,769,328
McKesson	2,881	979,165
Merck & Co.	110,072	9,479,401
Pfizer	32,329	1,414,717
Viatris	255,160	2,173,963
		58,660,081
Industrials – 7.56%
Emerson Electric	42,593	3,118,660
Honeywell International	25,685	4,288,624
Northrop Grumman	2,515	1,182,855
Raytheon Technologies	113,942	9,327,292
		17,917,431
Information Technology – 12.06%
Broadcom	13,976	6,205,484
Cisco Systems	207,565	8,302,600
Cognizant Technology Solutions Class A	68,730	3,947,851
HP	124,401	3,100,073
KLA	1,877	568,037
Mastercard Class A	2,720	773,405
Motorola Solutions	22,524	5,044,700
Western Union	46,563	628,600
		28,570,750
Materials – 0.35%
DuPont de Nemours	16,394	826,258
		826,258
Total Common Stocks (cost $236,556,652)		235,748,647

Short-Term Investments – 0.55%
Money Market Mutual Funds – 0.55%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	329,379	329,379
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	329,380	329,380
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	329,380	329,380

Schedules of investments

Delaware Equity Income Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	329,379	$329,379
Total Short-Term Investments (cost $1,317,518)		1,317,518
Total Value of Securities–100.06% (cost $237,874,170)		$237,066,165

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth and Income Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 99.44%
Communication Services – 6.82%
AT&T	938,236	$14,392,540
Comcast Class A	650,938	19,092,012
Verizon Communications	666,271	25,298,310
		58,782,862
Consumer Discretionary – 10.54%
APA	403,584	13,798,537
Chipotle Mexican Grill †	2,977	4,473,717
Ford Motor	266,115	2,980,488
H&R Block	373,106	15,871,929
Lowe’s	54,414	10,219,493
Macy’s	735,026	11,517,858
Tapestry	160,980	4,576,661
TJX	441,516	27,426,974
		90,865,657
Consumer Staples – 6.16%
Altria Group	335,316	13,540,060
Archer-Daniels-Midland	52,426	4,217,672
Mondelez International Class A	140,970	7,729,385
Philip Morris International	332,383	27,591,113
		53,078,230
Energy – 11.73%
ConocoPhillips	284,699	29,136,096
Exxon Mobil	548,991	47,932,404
Ovintiv	306,545	14,101,070
PDC Energy	172,859	9,989,521
		101,159,091
Financials – 19.39%
Allstate	48,992	6,100,974
American Financial Group	67,036	8,240,736
American International Group	321,340	15,257,223
Blackstone	76,226	6,380,116
Discover Financial Services	37,371	3,397,771
Evercore Class A	66,751	5,490,270
Fidelity National Financial	364,816	13,206,339
First American Financial	268,380	12,372,318
MetLife	428,451	26,041,252
Old Republic International	648,640	13,576,035
OneMain Holdings	275,272	8,126,029
Synchrony Financial	553,725	15,609,508
Truist Financial	504,546	21,967,933
Unum Group	295,168	11,452,518
		167,219,022
Healthcare – 24.43%
AmerisourceBergen	49,060	6,639,290
Bristol-Myers Squibb	549,345	39,052,936
Cardinal Health	81,474	5,432,686
Cigna	106,438	29,533,352
CVS Health	232,160	22,141,099
Gilead Sciences	440,822	27,194,309
Johnson & Johnson	193,179	31,557,722
McKesson	10,483	3,562,857
Merck & Co.	398,332	34,304,352
Pfizer	76,981	3,368,689
Viatris	919,802	7,836,713
		210,624,005
Industrials – 7.74%
Emerson Electric	158,844	11,630,558
Honeywell International	92,193	15,393,465
Northrop Grumman	9,301	4,374,446
Raytheon Technologies	431,514	35,323,736
		66,722,205
Information Technology – 12.41%
Broadcom	50,680	22,502,427
Cisco Systems	747,054	29,882,160
Cognizant Technology Solutions Class A	257,329	14,780,978
HP	455,298	11,346,026
KLA	6,486	1,962,858
Mastercard Class A	8,316	2,364,571
Motorola Solutions	98,198	21,993,406
Western Union	162,628	2,195,478
		107,027,904
Materials – 0.22%
DuPont de Nemours	38,474	1,939,090
		1,939,090
Total Common Stocks (cost $837,866,443)		857,418,066

Short-Term Investments – 0.55%
Money Market Mutual Funds – 0.55%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	1,181,041	1,181,041
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	1,181,041	1,181,041
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	1,181,041	1,181,041

Schedules of investments

Delaware Growth and Income Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	1,181,042	$1,181,042
Total Short-Term Investments (cost $4,724,165)		4,724,165
Total Value of Securities–99.99% (cost $842,590,608)		$862,142,231

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Opportunity Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 99.12%
Basic Industry – 7.62%
Alcoa	66,550	$2,240,073
Berry Global Group †	120,650	5,613,844
Celanese	41,700	3,767,178
Crown Holdings	49,850	4,039,346
Graphic Packaging Holding	279,450	5,516,343
Huntsman	232,200	5,698,188
Louisiana-Pacific	72,550	3,713,835
Newmont	57,700	2,425,131
Olin	56,700	2,431,296
Vulcan Materials	22,900	3,611,559
		39,056,793
Consumer Discretionary – 11.46%
Aptiv †	46,100	3,605,481
AutoZone †	2,850	6,104,500
Capri Holdings †	78,950	3,034,838
Darden Restaurants	40,100	5,065,432
Dollar Tree †	42,800	5,825,080
DR Horton	103,600	6,977,460
Hasbro	64,600	4,355,332
Johnson Controls International	93,200	4,587,304
Marriott International Class A	49,650	6,957,951
Nexstar Media Group	26,250	4,379,813
Polaris	40,400	3,864,260
Ross Stores	46,700	3,935,409
		58,692,860
Consumer Staples – 3.92%
Campbell Soup	80,350	3,786,092
Conagra Brands	132,950	4,338,158
Kellogg	77,350	5,388,201
Tyson Foods Class A	55,450	3,655,819
US Foods Holding †	110,200	2,913,688
		20,081,958
Energy – 6.91%
Coterra Energy	207,100	5,409,452
Devon Energy	92,940	5,588,482
Hess	108,050	11,776,370
Marathon Oil	365,300	8,248,474
Valero Energy	41,000	4,380,850
		35,403,628
Financial Services – 20.33%
Affiliated Managers Group	37,650	4,211,153
Allstate	61,400	7,646,142
Ally Financial	215,800	6,005,714
Assurant	28,800	4,183,776
East West Bancorp	134,250	9,013,545
Globe Life	56,150	5,598,155
Hancock Whitney	143,915	6,592,746
Hartford Financial Services Group	149,650	9,269,321
KeyCorp	451,900	7,239,438
Raymond James Financial	85,650	8,463,933
Reinsurance Group of America	67,950	8,548,789
Signature Bank	30,200	4,560,200
State Street	67,550	4,107,716
Synchrony Financial	240,750	6,786,742
Synovus Financial	158,800	5,956,588
Western Alliance Bancorp	90,300	5,936,322
		104,120,280
Healthcare – 5.93%
AmerisourceBergen	47,500	6,428,175
Quest Diagnostics	44,250	5,429,033
Service Corp. International	53,800	3,106,412
STERIS	21,300	3,541,764
Syneos Health †	52,500	2,475,375
Teleflex	18,000	3,626,280
Zimmer Biomet Holdings	55,150	5,765,932
		30,372,971
Industrials – 13.90%
AECOM	108,550	7,421,563
AMETEK	41,800	4,740,538
CACI International Class A †	19,900	5,195,094
Gates Industrial †	264,150	2,578,104
ITT	80,700	5,272,938
KBR	227,400	9,828,228
ManpowerGroup	36,850	2,383,827
Oshkosh	57,900	4,069,791
Quanta Services	73,560	9,370,808
Regal Rexnord	42,550	5,972,318
United Rentals †	16,200	4,375,944
WESCO International †	83,650	9,986,137
		71,195,290
Real Estate Investment Trusts – 7.23%
Apartment Income REIT	137,429	5,307,508
Brandywine Realty Trust	333,950	2,254,163
Host Hotels & Resorts	197,200	3,131,536
Kimco Realty	293,150	5,396,891
Life Storage	54,750	6,064,110
Outfront Media	215,000	3,265,850
Spirit Realty Capital	158,850	5,744,016
VICI Properties	196,959	5,879,226
		37,043,300
Technology – 11.37%
Agilent Technologies	49,850	6,059,267
Akamai Technologies †	51,850	4,164,592
Ciena †	127,850	5,168,975
Concentrix	31,500	3,516,345
Fiserv †	25,550	2,390,714

Schedules of investments

Delaware Opportunity Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Technology (continued)
Flex †	388,900	$6,479,074
Keysight Technologies †	37,050	5,830,188
ON Semiconductor †	99,900	6,226,767
Qorvo †	49,150	3,903,002
Synopsys †	28,950	8,844,514
Teradyne	75,000	5,636,250
		58,219,688
Transportation – 2.31%
JB Hunt Transport Services	25,950	4,059,099
Kirby †	52,800	3,208,656
Southwest Airlines †	147,750	4,556,610
		11,824,365
Utilities – 8.14%
CMS Energy	104,600	6,091,904
Edison International	93,800	5,307,204
MDU Resources Group	168,000	4,594,800
NRG Energy	198,900	7,611,903
Public Service Enterprise Group	124,300	6,989,389
WEC Energy Group	56,800	5,079,624
Xcel Energy	94,200	6,028,800
		41,703,624
Total Common Stocks (cost $448,823,831)		507,714,757

Short-Term Investments – 1.00%
Money Market Mutual Funds – 1.00%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	1,285,259	1,285,259
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	1,285,263	1,285,263
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	1,285,263	1,285,263
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Share Class (seven-day effective yield 2.80%)	1,285,263	1,285,263
Total Short-Term Investments (cost $5,141,048)		5,141,048
Total Value of Securities–100.12% (cost $453,964,879)		$512,855,805

†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 97.94%Δ
Denmark – 3.70%
Novo Nordisk Class B	58,650	$5,842,584
		5,842,584
France – 10.68%
Air Liquide	47,010	5,373,201
Danone	91,720	4,337,011
Orange	322,480	2,916,683
Sodexo	56,760	4,262,697
		16,889,592
Germany – 8.68%
adidas AG	31,880	3,664,964
Fresenius Medical Care AG & Co.	89,220	2,513,597
Knorr-Bremse	56,380	2,421,140
SAP	62,800	5,117,897
		13,717,598
Japan – 6.25%
Asahi Group Holdings	78,300	2,441,087
Kao	107,400	4,370,145
Makita	88,600	1,719,314
Seven & i Holdings	33,400	1,341,679
		9,872,225
Netherlands – 3.76%
Koninklijke Ahold Delhaize	233,520	5,948,092
		5,948,092
Spain – 4.04%
Amadeus IT Group †	137,720	6,385,063
		6,385,063
Sweden – 5.43%
Essity Class B	173,860	3,434,917
H & M Hennes & Mauritz Class B	236,720	2,188,501
Securitas Class B	426,920	2,963,695
		8,587,113
Switzerland – 2.57%
Swatch Group	18,100	4,065,233
		4,065,233
United Kingdom – 12.26%
Diageo	138,800	5,842,582
Intertek Group	64,730	2,655,812
Smith & Nephew	505,350	5,833,147
Unilever	115,070	5,056,159
		19,387,700
United States – 40.57%
Clorox	45,490	5,840,461
Conagra Brands	137,440	4,484,667
Henry Schein †	92,520	6,085,041
Ingredion	57,910	4,662,913
Kimberly-Clark	49,150	5,531,341
Lamb Weston Holdings	90,740	7,021,461
Merck & Co.	85,040	7,323,645
Nestle	66,490	7,191,380
Otis Worldwide	25,070	1,599,466
Parker-Hannifin	7,280	1,764,017
Pfizer	113,580	4,970,261
Roche Holding	13,610	4,430,501
Visa Class A	18,160	3,226,124
		64,131,278
Total Common Stocks (cost $189,325,280)		154,826,478

Rights – 0.45%Δ
Sweden – 0.45%
Securitas Class B †	1,707,680	712,454
Total Rights (cost $1,113,182)		712,454

Exchange-Traded Fund – 0.82%
Vanguard S&P 500 ETF	3,940	1,293,502
Total Exchange-Traded Fund (cost $1,402,489)		1,293,502

Short-Term Investments – 0.10%
Money Market Mutual Funds – 0.10%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	40,921	40,921
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	40,921	40,921
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	40,921	40,921
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	40,921	40,921
Total Short-Term Investments (cost $163,684)		163,684
Total Value of Securities–99.31% (cost $192,004,635)		$156,996,118

Schedules of investments

Delaware Global Equity Fund

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 52 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of abbreviations:

AG – Aktiengesellschaft
ETF – Exchange-Traded Fund
S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

Delaware Covered Call Strategy Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 96.64%◆
Communication Services – 7.27%
Alphabet Class A ~, †	56,000	$5,356,400
Verizon Communications ~	46,500	1,765,605
		7,122,005
Consumer Discretionary – 14.35%
Amazon.com ~, †	20,000	2,260,000
Booking Holdings ~, †	2,100	3,450,741
Home Depot ~	14,900	4,111,506
Tesla ~, †	9,900	2,625,975
TJX ~	25,900	1,608,908
		14,057,130
Consumer Staples – 5.48%
Costco Wholesale ~	7,000	3,305,890
Philip Morris International ~	24,900	2,066,949
		5,372,839
Energy – 7.17%
Chevron ~	25,100	3,606,117
Exxon Mobil ~	39,100	3,413,821
		7,019,938
Financials – 7.32%
Bank of America ~	95,200	2,875,040
BlackRock ~	3,300	1,815,924
JPMorgan Chase & Co. ~	23,700	2,476,650
		7,167,614
Healthcare – 12.21%
Amgen ~	9,800	2,208,920
Bristol-Myers Squibb ~	26,300	1,869,667
Medtronic ~	39,400	3,181,550
UnitedHealth Group ~	9,300	4,696,872
		11,957,009
Industrials – 11.19%
Honeywell International ~	11,900	1,986,943
Lockheed Martin ~	6,300	2,433,627
Raytheon Technologies ~	24,900	2,038,314
Southwest Airlines ~, †	62,100	1,915,164
Union Pacific ~	13,300	2,591,106
		10,965,154
Information Technology – 27.78%
Apple ~	58,200	8,043,240
Broadcom ~	9,600	4,262,496
Mastercard Class A ~	11,800	3,355,212
Microsoft ~	30,400	7,080,160
Texas Instruments ~	28,900	4,473,142
		27,214,250
Utilities – 3.87%
NextEra Energy ~	48,300	3,787,203
		3,787,203
Total Common Stocks (cost $76,110,926)		94,663,142

Short-Term Investments – 5.14%
Money Market Mutual Funds – 5.14%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	1,259,177	1,259,177
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	1,259,178	1,259,178
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	1,259,178	1,259,178
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	1,259,178	1,259,178
Total Short-Term Investments (cost $5,036,711)		5,036,711
Total Value of Securities Before Options Written–101.78% (cost $81,147,637)		99,699,853

	Number of contracts
Options Written – (1.62%)
Equity Call Options – (1.62%)
Alphabet, strike price $107.5, expiration date 11/18/22, notional amount $(6,020,000)	(560)	(99,400)
Amazon.com, strike price $135, expiration date 12/16/22, notional amount $(2,700,000)	(200)	(49,600)
Amgen, strike price $235, expiration date 10/21/22, notional amount $(2,303,000)	(98)	(20,041)
Apple, strike price $160, expiration date 11/18/22, notional amount $(9,312,000)	(582)	(83,517)

Schedules of investments

Delaware Covered Call Strategy Fund

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Bank of America, strike price $33, expiration date 11/18/22, notional amount $(3,141,600)	(952)	$(67,116)
BlackRock, strike price $630, expiration date 11/18/22, notional amount $(2,079,000)	(33)	(21,285)
Booking Holdings, strike price $2,200, expiration date 10/21/22, notional amount $(4,620,000)	(21)	(2,783)
Bristol-Myers Squibb, strike price $72.5, expiration date 11/18/22, notional amount $(1,906,750)	(263)	(51,943)
Broadcom, strike price $530, expiration date 11/18/22, notional amount $(5,088,000)	(96)	(18,960)
Chevron, strike price $155, expiration date 12/16/22, notional amount $(3,890,500)	(251)	(128,637)
Costco Wholesale, strike price $525, expiration date 10/21/22, notional amount $(3,675,000)	(70)	(7,735)
Exxon Mobil, strike price $95, expiration date 12/16/22, notional amount $(3,714,500)	(391)	(121,210)
Home Depot, strike price $280, expiration date 11/18/22, notional amount $(4,172,000)	(149)	(197,426)
Honeywell International, strike price $200, expiration date 12/16/22, notional amount $(2,380,000)	(119)	(7,140)
JPMorgan Chase & Co., strike price $115, expiration date 11/18/22, notional amount $(2,725,500)	(237)	(38,986)
Lockheed Martin, strike price $420, expiration date 11/18/22, notional amount $(2,646,000)	(63)	(33,705)
Mastercard, strike price $320, expiration date 11/18/22, notional amount $(3,776,000)	(118)	(42,185)
Medtronic, strike price $90, expiration date 11/18/22, notional amount $(3,546,000)	(394)	(24,625)
Microsoft, strike price $260, expiration date 11/18/22, notional amount $(7,904,000)	(304)	(102,600)
NextEra Energy, strike price $90, expiration date 12/16/22, notional amount $(4,347,000)	(483)	(43,470)
Philip Morris International, strike price $100, expiration date 10/21/22, notional amount $(2,490,000)	(249)	(3,113)
Raytheon Technologies, strike price $90, expiration date 11/18/22, notional amount $(2,241,000)	(249)	(25,523)
Southwest Airlines, strike price $35, expiration date 11/18/22, notional amount $(2,173,500)	(621)	(43,470)
Tesla, strike price $300, expiration date 10/21/22, notional amount $(2,970,000)	(99)	(54,697)
Texas Instruments, strike price $170, expiration date 11/18/22, notional amount $(4,913,000)	(289)	(76,729)
TJX, strike price $62.5, expiration date 10/21/22, notional amount $(1,618,750)	(259)	(53,483)

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Union Pacific, strike price $220, expiration date 11/18/22, notional amount $(2,926,000)	(133)	$(21,945)
UnitedHealth Group, strike price $530, expiration date 11/18/22, notional amount $(4,929,000)	(93)	(121,132)
Verizon Communications, strike price $40, expiration date 11/18/22, notional amount $(1,860,000)	(465)	(26,273)
Total Options Written (premium received $3,836,961)		(1,588,729)

◆	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral for outstanding options written.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 93.65%
Communication Services – 6.45%
Alphabet Class A †	8,208	$785,095
Alphabet Class C †	3,566	342,871
AT&T	3,260	50,008
Cable One	341	290,890
Cargurus †	4,599	65,168
Charter Communications Class A †	319	96,769
Electronic Arts	1,261	145,910
Match Group †	3,740	178,585
Meta Platforms Class A †	5,160	700,109
Netflix †	774	182,231
Omnicom Group	293	18,485
Roku †	1,075	60,630
Snap Class A †	238	2,337
Spotify Technology †	729	62,913
Take-Two Interactive Software †	540	58,860
T-Mobile US †	2,314	310,469
Verizon Communications	2,996	113,758
Walt Disney †	1,469	138,571
ZoomInfo Technologies †	2,459	102,442
		3,706,101
Consumer Discretionary – 11.52%
Airbnb Class A †	2,863	300,729
Amazon.com †	10,023	1,132,599
CarMax †	2,876	189,874
Chewy Class A †	2,954	90,747
Choice Hotels International	1,779	194,836
Compass Group	6,189	123,238
Denny’s †	10,650	100,216
Dollar General	325	77,954
Dollar Tree †	1,667	226,879
Domino’s Pizza	324	100,505
DraftKings Class A †	4,829	73,111
Etsy †	1,161	116,251
Garmin	483	38,790
Genuine Parts	202	30,163
Las Vegas Sands †	5,758	216,040
Lennar Class A	5,377	400,855
Lululemon Athletica †	614	171,650
McDonald’s	2,285	527,241
Monro	2,028	88,137
NIKE Class B	6,056	503,375
NVR †	116	462,501
Ross Stores	2,053	173,006
Steven Madden	6,265	167,088
Thor Industries	1,172	82,017
TJX	13,694	850,671
Ulta Beauty †	176	70,609
Visteon †	1,052	111,575
		6,620,657
Consumer Staples – 5.33%
Campbell Soup	302	14,230
Clorox	98	12,582
Coca-Cola	3,895	218,198
Colgate-Palmolive	6,878	483,180
Costco Wholesale	249	117,595
General Mills	863	66,115
Hormel Foods	842	38,261
Kellogg	1,429	99,544
Keurig Dr Pepper	7,005	250,919
Monster Beverage †	920	80,003
PepsiCo	3,165	516,718
Philip Morris International	2,520	209,185
Procter & Gamble	4,168	526,210
Unilever	4,842	212,757
US Foods Holding †	5,189	137,197
Walmart	629	81,581
		3,064,275
Energy – 2.90%
Canadian Natural Resources	5,097	237,367
Cenovus Energy	5,609	86,210
Cheniere Energy	346	57,405
Chevron	415	59,623
ConocoPhillips	1,187	121,478
Diamondback Energy	1,816	218,755
EOG Resources	630	70,390
Exxon Mobil	1,112	97,089
Halliburton	8,726	214,834
Marathon Oil	5,357	120,961
Pioneer Natural Resources	218	47,204
Schlumberger	9,299	333,834
		1,665,150
Financials – 14.01%
Aegon	34,515	136,679
Allstate	1,767	220,045
American Express	2,525	340,648
American International Group	3,196	151,746
Apollo Global Management	2,724	126,666
Arthur J Gallagher & Co.	300	51,366
Berkshire Hathaway Class B †	1,200	320,424
Brown & Brown	340	20,563
Cadence Bank	6,451	163,920
Cboe Global Markets	98	11,502
Charles Schwab	9,778	702,745
Chubb	4,229	769,171
CME Group	597	105,747
Credit Acceptance †	523	229,074

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Equitable Holdings	5,302	$139,708
First Citizens BancShares Class A	156	124,399
First Republic Bank	888	115,928
Globe Life	3,868	385,640
Goldman Sachs Group	205	60,075
Hanover Insurance Group	1,087	139,288
Intercontinental Exchange	802	72,461
Kemper	4,326	178,491
M&T Bank	2,717	479,061
Markel †	273	295,992
MarketAxess Holdings	11	2,447
Marsh & McLennan	3,985	594,921
MetLife	3,805	231,268
Moody’s	295	71,717
Progressive	2,035	236,487
Raymond James Financial	2,097	207,226
Royal Bank of Canada	2,194	197,537
S&P Global	805	245,807
SEI Investments	102	5,003
Tradeweb Markets Class A	2,563	144,604
Travelers	261	39,985
US Bancorp	2,009	81,003
Voya Financial	5,787	350,114
Western Alliance Bancorp	2,085	137,068
Willis Towers Watson	159	31,949
Zions Bancorp	2,658	135,186
		8,053,661
Healthcare – 13.78%
Abbott Laboratories	503	48,670
Agilent Technologies	1,378	167,496
Alnylam Pharmaceuticals †	190	38,030
Apellis Pharmaceuticals †	2,231	152,377
AstraZeneca ADR	3,612	198,082
Avantor †	6,756	132,418
Baxter International	4,670	251,526
Becton Dickinson and Co.	440	98,045
Boston Scientific †	4,037	156,353
Bristol-Myers Squibb	1,482	105,355
Centene †	2,895	225,260
CVS Health	1,957	186,639
Danaher	2,856	737,676
DENTSPLY SIRONA	4,264	120,884
Dexcom †	1,888	152,060
Eli Lilly & Co.	1,091	352,775
Encompass Health	5,135	232,256
Enhabit †	2,646	37,150
Exact Sciences †	3,183	103,416
Humana	554	268,795
Insulet †	1,111	254,863
Integra LifeSciences Holdings †	2,971	125,852
Intuitive Surgical †	620	116,213
Jazz Pharmaceuticals †	875	116,629
Johnson & Johnson	3,289	537,291
Medtronic	3,950	318,962
Merck & Co.	1,161	99,985
Molina Healthcare †	547	180,422
Novartis	1,261	96,135
Pfizer	2,447	107,081
PTC Therapeutics †	2,838	142,468
Regeneron Pharmaceuticals †	168	115,730
Seagen †	1,660	227,138
Stryker	2,120	429,385
Syneos Health †	2,141	100,948
Teleflex	423	85,218
Thermo Fisher Scientific	195	98,902
Ultragenyx Pharmaceutical †	1,993	82,530
UnitedHealth Group	1,188	599,988
Veeva Systems Class A †	1,325	218,466
Vertex Pharmaceuticals †	346	100,181
		7,919,650
Industrials – 11.73%
3M	790	87,295
AerCap Holdings †	3,827	161,997
Airbus	1,369	118,008
AMERCO	334	170,079
Boeing †	670	81,124
Builders FirstSource †	2,936	172,989
Canadian National Railway	1,976	213,400
Cintas	578	224,374
Clean Harbors †	1,581	173,878
Copart †	2,769	294,622
CoStar Group †	1,662	115,758
Expeditors International of Washington	3,679	324,893
Fastenal	3,520	162,061
Fortive	1,961	114,326
General Dynamics	38	8,062
Graco	1,569	94,062
Honeywell International	3,227	538,812
IDEX	1,219	243,617
JB Hunt Transport Services	846	132,331
John Bean Technologies	1,298	111,628
Johnson Controls International	5,725	281,785
Knight-Swift Transportation Holdings	4,093	200,270
Leidos Holdings	4,039	353,291

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Lennox International	810	$180,363
Lockheed Martin	285	110,093
Middleby †	1,595	204,431
Nordson	43	9,128
Northrop Grumman	987	464,206
PACCAR	4,802	401,879
Rollins	316	10,959
Spirit AeroSystems Holdings Class A	4,489	98,399
Techtronic Industries	7,000	66,795
Union Pacific	1,609	313,465
Waste Connections	368	49,728
Westinghouse Air Brake Technologies	5,566	452,794
		6,740,902
Information Technology – 18.52%
Accenture Class A	1,852	476,520
Amphenol Class A	890	59,594
ANSYS †	125	27,712
Apple	10,180	1,406,876
Arista Networks †	2,049	231,312
Automatic Data Processing	471	106,535
Black Knight †	2,391	154,769
Block †	2,578	141,764
CDW	854	133,292
Cisco Systems	2,496	99,840
Cognizant Technology Solutions Class A	2,474	142,107
Coherent †	2,386	83,152
Constellation Software	262	364,562
Datadog Class A †	970	86,117
Dynatrace †	3,183	110,800
EPAM Systems †	81	29,337
F5 †	2,220	321,301
Fidelity National Information Services	2,443	184,618
First Solar †	470	62,167
Five9 †	686	51,436
Fleetcor Technologies †	814	143,402
Flex †	8,044	134,013
Genpact	6,356	278,202
GoDaddy Class A †	2,149	152,321
Guidewire Software †	1,023	62,996
Intel	3,168	81,639
International Business Machines	312	37,069
Jack Henry & Associates	105	19,138
Lumentum Holdings †	3,507	240,475
Mastercard Class A	1,304	370,779
Micron Technology	2,976	149,098
Microsoft	7,545	1,757,230
MKS Instruments	1,082	89,416
MongoDB †	785	155,870
National Instruments	3,171	119,674
NVIDIA	681	82,667
NXP Semiconductors	1,062	156,656
Okta †	1,126	64,036
Palo Alto Networks †	972	159,204
Paychex	469	52,626
Paycom Software †	523	172,585
QUALCOMM	1,561	176,362
Roper Technologies	151	54,306
Salesforce †	1,524	219,212
Samsung Electronics GDR	77	62,339
Shopify Class A †	1,686	45,421
SolarEdge Technologies †	268	62,031
Synaptics †	1,046	103,564
Topicus.com †	407	19,570
Tyler Technologies †	59	20,503
Universal Display	497	46,892
Visa Class A	3,225	572,921
VMware Class A	1,518	161,606
Western Union	547	7,385
WEX †	870	110,438
Workday Class A †	1,517	230,918
		10,646,375
Materials – 4.47%
Albemarle	513	135,658
Ball	2,482	119,930
Celanese	933	84,287
CRH	4,481	143,736
Ecolab	3,199	462,000
Element Solutions	7,399	120,382
FMC	3,906	412,864
Linde	1,678	452,372
Nutrien	786	65,537
PPG Industries	1,370	151,645
Reliance Steel & Aluminum	1,205	210,164
Rio Tinto ADR	887	48,838
Sherwin-Williams	799	163,595
		2,571,008
Real Estate – 2.96%
American Tower	2,355	505,618
Americold Realty Trust	5,269	129,617
AvalonBay Communities	388	71,466
Equinix	248	141,072
Gaming and Leisure Properties	3,865	170,988

	Number of shares	Value (US $)
Common Stocks (continued)
Real Estate (continued)
Innovative Industrial Properties	674	$59,649
Public Storage	586	171,587
Ryman Hospitality Properties	1,595	117,376
VICI Properties	7,530	224,771
Welltower	1,651	106,192
		1,698,336
Utilities – 1.98%
AES	6,886	155,624
American Electric Power	71	6,138
Avangrid	1,265	52,751
Consolidated Edison	513	43,995
Dominion Energy	868	59,987
Duke Energy	2,174	202,225
Exelon	5,469	204,869
Iberdrola	15,770	147,042
Pinnacle West Capital	1,544	99,603
UGI	3,777	122,110
WEC Energy Group	455	40,691
		1,135,035
Total Common Stocks (cost $59,093,192)		53,821,150

Exchange-Traded Fund – 0.50%
iShares Russell 1000 Growth ETF	1,379	290,142
Total Exchange-Traded Fund (cost $339,123)		290,142

	Number of contracts
Options Purchased – 1.94%
Options on Indices – 1.94%
S&P 500 Index, strike price $3,450, expiration date 12/16/22, notional amount $4,140,000	12	144,000
S&P 500 Index, strike price $3,600, expiration date 11/18/22, notional amount $5,400,000	15	215,700
S&P 500 Index, strike price $3,650, expiration date 3/17/23, notional amount $6,935,000	19	491,625
S&P 500 Index, strike price $3,700, expiration date 12/16/22, notional amount $4,440,000	12	264,060
Total Options Purchased (cost $822,138)		1,115,385

	Number of shares
Short-Term Investments – 2.87%
Money Market Mutual Funds – 2.87%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	411,825	411,825
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	411,827	411,827
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	411,827	411,827
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	411,826	411,826
Total Short-Term Investments (cost $1,647,305)		1,647,305
Total Value of Securities Before Options Written–98.96% (cost $61,901,758)		56,873,982

	Number of contracts
Options Written – (0.67%)
Options on Indices – (0.67%)
S&P 500 Index, strike price $3,100, expiration date 12/16/22, notional amount $(3,720,000)	(12)	(57,480)
S&P 500 Index, strike price $3,225, expiration date 11/18/22, notional amount $(4,837,500)	(15)	(64,125)

Schedules of investments

Delaware Hedged U.S. Equity Opportunities Fund

	Number of contracts	Value (US $)
Options Written (continued)
Options on Indices (continued)
S&P 500 Index, strike price $3,300, expiration date 3/17/23, notional amount $(6,270,000)	(19)	$(265,050)
Total Options Written (premium received $262,615)		(386,655)

†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	CAD	(1,230)	USD	900	10/3/22	$10
SSB	HKD	190,150	USD	(24,223)	10/3/22	3
TD	CAD	(1,295,000)	USD	974,076	12/21/22	36,154
TD	GBP	(459,000)	USD	528,533	12/21/22	15,359
UBS	HKD	339,408	USD	(43,237)	10/5/22	6
Total Foreign Currency Exchange Contracts						$51,532

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
(10)	E-Mini S&P 500 Index	$(1,800,750)	$(2,043,031)	12/16/22	$242,281	$26,375
(16)	E-Mini S&P MidCap 400 Index	(3,533,120)	(4,008,790)	12/16/22	475,670	27,200
(16)	EURO STOXX 50 Index	(519,819)	(571,929)	12/16/22	52,110	(7,376)
(11)	FTSE 100 Index	(849,242)	(919,786)	12/16/22	70,544	(4,050)
(2)	MSCI EAFE Index	(166,060)	(187,831)	12/16/22	21,771	740
(7)	S&P/TSX 60 Index	(1,131,067)	(1,188,138)	12/15/22	57,071	1,244
Total Futures Contracts			$(8,919,505)		$919,447	$44,133

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

EAFE – Europe, Australasia, and Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

Summary of abbreviations: (continued)

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

S&P – Standard & Poor’s Financial Services LLC

SSB – State Street Bank

TD – TD Bank

TSX – Toronto Stock Exchange

Summary of currencies:

CAD – Canadian Dollar

GBP – British Pound Sterling

HKD – Hong Kong Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Premium Income Fund

September 30, 2022

	Number of shares	Value (US $)
Common Stocks – 108.46%◆
Communication Services – 8.02%
Alphabet Class A ~, †	12,000	$1,147,800
Comcast Class A ~	27,600	809,508
Meta Platforms Class A ~, †	5,900	800,512
Verizon Communications ~	13,300	505,001
		3,262,821
Consumer Discretionary – 13.55%
Booking Holdings ~, †	500	821,605
Darden Restaurants ~	6,400	808,448
Home Depot ~	5,900	1,628,046
TJX ~	16,800	1,043,616
Whirlpool ~	9,000	1,213,290
		5,515,005
Consumer Staples – 7.21%
Constellation Brands Class A ~	6,400	1,469,952
Mondelez International Class A ~	22,700	1,244,641
Sysco ~	3,100	219,201
		2,933,794
Energy – 7.54%
Chevron ~	12,300	1,767,141
Exxon Mobil ~	14,900	1,300,919
		3,068,060
Financials – 13.90%
American Express ~	9,300	1,254,663
Bank of America ~	44,200	1,334,840
BlackRock ~	3,200	1,760,896
JPMorgan Chase & Co. ~	12,500	1,306,250
		5,656,649
Healthcare – 12.36%
Amgen ~	3,200	721,280
Bristol-Myers Squibb ~	17,700	1,258,293
Medtronic ~	9,300	750,975
Pfizer ~	41,000	1,794,160
UnitedHealth Group ~	1,000	505,040
		5,029,748
Industrials – 13.30%
Boeing ~, †	9,200	1,113,936
CSX ~	59,200	1,577,088
Lockheed Martin ~	2,800	1,081,612
Raytheon Technologies ~	9,800	802,228
United Rentals ~, †	3,100	837,372
		5,412,236
Information Technology – 28.28%
Apple ~	12,700	1,755,140
Broadcom ~	8,000	3,552,080
Cisco Systems ~	39,600	1,584,000
Corning ~	48,200	1,398,764
Microsoft ~	6,200	1,443,980
Texas Instruments ~	4,000	619,120
Visa Class A ~	6,500	1,154,725
		11,507,809
Materials – 1.99%
PPG Industries ~	7,300	808,037
		808,037
Utilities – 2.31%
NextEra Energy ~	12,000	940,920
		940,920
Total Common Stocks (cost $43,238,293)		44,135,079

Short-Term Investments – 7.67%
Money Market Mutual Funds – 7.67%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	780,622	780,622
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	780,622	780,622
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	780,622	780,622
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	780,623	780,623

Total Short-Term Investments (cost $3,122,489)		3,122,489
Total Value of Securities Before Options Written–116.13% (cost $46,360,782)		47,257,568

	Number of contracts
Options Written – (15.88%)
Equity Call Options – (15.88%)
Alphabet, strike price $115, expiration date 1/20/23, notional amount $(460,000)	(40)	(8,080)
Alphabet, strike price $95, expiration date 6/16/23, notional amount $(760,000)	(80)	(111,600)

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
American Express, strike price $115, expiration date 6/16/23, notional amount $(1,069,500)	(93)	$(279,697)
Amgen, strike price $210, expiration date 1/20/23, notional amount $(672,000)	(32)	(74,960)
Apple, strike price $145, expiration date 3/17/23, notional amount $(1,841,500)	(127)	(149,225)
Bank of America, strike price $25, expiration date 6/16/23, notional amount $(1,105,000)	(442)	(313,820)
BlackRock, strike price $510, expiration date 6/16/23, notional amount $(1,224,000)	(24)	(219,960)
BlackRock, strike price $590, expiration date 1/20/23, notional amount $(472,000)	(8)	(23,480)
Boeing, strike price $115, expiration date 3/17/23, notional amount $(632,500)	(55)	(113,987)
Boeing, strike price $140, expiration date 3/17/23, notional amount $(518,000)	(37)	(35,428)
Booking Holdings, strike price $1,520, expiration date 6/16/23, notional amount $(456,000)	(3)	(100,680)
Booking Holdings, strike price $2,100, expiration date 1/20/23, notional amount $(420,000)	(2)	(6,700)
Bristol-Myers Squibb, strike price $62.5, expiration date 1/20/23, notional amount $(1,106,250)	(177)	(175,230)
Broadcom, strike price $400, expiration date 6/16/23, notional amount $(1,600,000)	(40)	(332,600)
Broadcom, strike price $420, expiration date 6/16/23, notional amount $(1,680,000)	(40)	(284,600)
Chevron, strike price $130, expiration date 3/17/23, notional amount $(1,599,000)	(123)	(274,290)
Cisco Systems, strike price $37.5, expiration date 6/16/23, notional amount $(1,485,000)	(396)	(224,730)
Comcast, strike price $27.5, expiration date 6/16/23, notional amount $(759,000)	(276)	(129,030)
Constellation Brands, strike price $200, expiration date 1/20/23, notional amount $(1,280,000)	(64)	(234,560)
Corning, strike price $28, expiration date 5/19/23, notional amount $(1,349,600)	(482)	(180,750)
CSX, strike price $25, expiration date 6/16/23, notional amount $(1,480,000)	(592)	(242,720)
Darden Restaurants, strike price $115, expiration date 1/20/23, notional amount $(736,000)	(64)	(107,200)
Exxon Mobil, strike price $75, expiration date 6/16/23, notional amount $(1,117,500)	(149)	(267,455)
Home Depot, strike price $250, expiration date 6/16/23, notional amount $(1,475,000)	(59)	(276,267)
JPMorgan Chase & Co., strike price $105, expiration date 6/16/23, notional amount $(420,000)	(40)	(44,600)
JPMorgan Chase & Co., strike price $110, expiration date 6/16/23, notional amount $(935,000)	(85)	(75,862)

Schedules of investments

Delaware Premium Income Fund

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options (continued)
Lockheed Martin, strike price $360, expiration date 6/16/23, notional amount $(1,008,000)	(28)	$(152,740)
Medtronic, strike price $77.5, expiration date 6/16/23, notional amount $(720,750)	(93)	(96,255)
Meta Platforms, strike price $120, expiration date 6/16/23, notional amount $(708,000)	(59)	(195,585)
Microsoft, strike price $225, expiration date 6/16/23, notional amount $(810,000)	(36)	(120,600)
Microsoft, strike price $235, expiration date 6/16/23, notional amount $(611,000)	(26)	(72,800)
Mondelez International, strike price $55, expiration date 6/16/23, notional amount $(1,248,500)	(227)	(115,770)
NextEra Energy, strike price $72.5, expiration date 6/16/23, notional amount $(870,000)	(120)	(145,800)
Pfizer, strike price $45, expiration date 6/16/23, notional amount $(1,845,000)	(410)	(160,925)
PPG Industries, strike price $95, expiration date 5/19/23, notional amount $(693,500)	(73)	(167,170)
Raytheon Technologies, strike price $80, expiration date 6/16/23, notional amount $(400,000)	(50)	(49,625)
Raytheon Technologies, strike price $85, expiration date 1/20/23, notional amount $(408,000)	(48)	(20,880)
Sysco, strike price $75, expiration date 11/18/22, notional amount $(232,500)	(31)	(5,193)
Texas Instruments, strike price $145, expiration date 6/16/23, notional amount $(580,000)	(40)	(94,500)
TJX, strike price $52.5, expiration date 1/20/23, notional amount $(882,000)	(168)	(196,140)
United Rentals, strike price $210, expiration date 3/17/23, notional amount $(651,000)	(31)	(236,375)
UnitedHealth Group, strike price $410, expiration date 1/20/23, notional amount $(410,000)	(10)	(106,075)
Verizon Communications, strike price $40, expiration date 6/16/23, notional amount $(532,000)	(133)	(26,334)
Visa, strike price $180, expiration date 6/16/23, notional amount $(828,000)	(46)	(91,655)
Visa, strike price $185, expiration date 6/16/23, notional amount $(351,500)	(19)	(33,203)
Whirlpool, strike price $140, expiration date 1/20/23, notional amount $(1,260,000)	(90)	(89,100)
Total Options Written (premium received $9,663,539)		(6,464,236)

◆	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral for outstanding options written.
†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund

September 30, 2022

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities – 3.56%
Fannie Mae 4.50% 2/1/44	59,685	$58,112
Fannie Mae S.F. 15 yr
2.00% 2/1/36	148,234	130,778
2.50% 7/1/36	296,470	269,412
Fannie Mae S.F. 20 yr
2.00% 3/1/41	63,361	53,083
2.50% 1/1/41	50,713	43,753
3.00% 3/1/33	323,846	298,400
4.00% 8/1/42	282,660	265,407
4.00% 9/1/42	258,468	242,692
Fannie Mae S.F. 30 yr
2.00% 12/1/50	62,362	50,815
2.00% 3/1/51	70,681	57,526
2.00% 3/1/51	659,622	537,194
2.00% 6/1/51	770,796	628,772
2.50% 10/1/50	165,412	140,003
2.50% 5/1/51	18,404	15,519
2.50% 8/1/51	230,220	194,714
2.50% 8/1/51	94,599	80,046
2.50% 11/1/51	111,141	93,616
2.50% 2/1/52	415,066	349,533
2.50% 4/1/52	423,765	356,438
3.00% 3/1/50	111,651	98,930
3.00% 5/1/51	11,977	10,529
3.50% 12/1/47	382,099	348,439
3.50% 1/1/48	233,559	213,543
3.50% 8/1/50	72,862	66,557
3.50% 1/1/52	794,378	716,882
3.50% 5/1/52	148,804	134,818
4.00% 3/1/47	207,292	196,492
4.50% 5/1/49	149,762	144,256
4.50% 1/1/50	586,576	574,722
5.00% 7/1/47	89,450	90,154
5.00% 6/1/52	170,661	166,471
5.00% 9/1/52	565,450	551,421
5.50% 8/1/52	509,172	508,176
5.50% 10/1/52	345,000	343,689
6.00% 5/1/36	27,682	28,164
6.00% 6/1/37	9,221	9,688
6.00% 7/1/37	12,992	13,656
6.00% 8/1/37	14,975	15,688
6.00% 10/1/40	104,289	109,744
6.50% 11/1/33	70,340	72,494
6.50% 6/1/36	12,415	12,795
7.00% 3/1/32	93,853	94,732
7.00% 8/1/32	78,943	78,965
Freddie Mac S.F. 15 yr
2.00% 12/1/35	97,107	85,917
3.00% 3/1/35	144,476	134,277
4.50% 9/1/37	280,251	275,861
Freddie Mac S.F. 20 yr
2.00% 3/1/41	72,904	61,070
2.50% 6/1/41	378,955	325,919
3.00% 9/1/40	114,548	101,581
3.00% 4/1/42	310,876	275,681
3.50% 9/1/35	304,648	286,225
Freddie Mac S.F. 30 yr
2.50% 10/1/50	51,973	44,068
2.50% 5/1/52	438,097	368,017
3.00% 11/1/46	60,077	53,445
3.00% 8/1/51	728,658	638,267
3.50% 8/1/49	308,461	280,597
4.00% 4/1/52	326,942	303,725
4.00% 8/1/52	112,794	104,957
4.50% 10/1/40	266,335	261,226
5.50% 9/1/52	229,000	230,246
5.50% 9/1/52	108,000	109,249
5.50% 10/1/52	305,000	304,122
GNMA I S.F. 30 yr
3.00% 8/15/45	277,874	247,966
GNMA II S.F. 30 yr
3.00% 12/20/51	117,779	104,311
3.00% 1/20/52	172,571	152,848
Total Agency Mortgage-Backed Securities (cost $14,753,655)		13,216,393

Collateralized Debt Obligations – 0.34%
Octagon Investment Partners 34 Series 2017-1A A1 144A 3.85% (LIBOR03M + 1.14%) 1/20/30 #, ●	1,000,000	982,951
Venture 34 CLO Series 2018-34A A 144A 3.742% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #, ●	300,000	291,917
Total Collateralized Debt Obligations (cost $1,298,140)		1,274,868

Convertible Bonds – 8.43%
Basic Industry – 0.14%
Ivanhoe Mines 144A 2.50% exercise price $7.43, maturity date 4/15/26 #	450,000	507,959
		507,959
Capital Goods – 0.26%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	1,013,000	955,766
		955,766

Schedules of investments

Delaware Total Return Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Communications – 1.01%
Cable One 1.125% exercise price $2,275.83, maturity date 3/15/28	1,400,000	$1,015,000
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	1,397,000	964,628
Liberty Broadband 144A 1.25% exercise price $900.01, maturity date 9/30/50 #	1,442,000	1,369,900
Liberty Latin America 2.00% exercise price $20.65, maturity date 7/15/24	480,000	422,119
		3,771,647
Consumer Cyclical – 0.53%
Cheesecake Factory 0.375% exercise price $77.77, maturity date 6/15/26	1,566,000	1,218,544
Ford Motor 3.177% exercise price $17.03, maturity date 3/15/26 ^	825,000	758,587
		1,977,131
Consumer Non-Cyclical – 2.39%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	422,000	419,186
Chefs’ Warehouse 1.875% exercise price $44.20, maturity date 12/1/24	1,389,000	1,368,165
Chegg 4.526% exercise price $107.55, maturity date 9/1/26 ^	1,287,000	983,247
Coherus Biosciences 1.50% exercise price $19.26, maturity date 4/15/26	790,000	625,087
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	678,000	584,271
CONMED 144A 2.25% exercise price $145.33, maturity date 6/15/27 #	1,145,000	990,425
Integra LifeSciences Holdings 0.50% exercise price $73.67, maturity date 8/15/25	1,222,000	1,071,911
Ionis Pharmaceuticals 0.125% exercise price $83.28, maturity date 12/15/24	981,000	892,062
Jazz Investments I 2.00% exercise price $155.81, maturity date 6/15/26	523,000	562,225
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	1,540,000	1,377,684
		8,874,263
Electric – 0.60%
NextEra Energy Partners 144A 3.748% exercise price $75.96, maturity date 11/15/25 #, ^	455,000	456,346
NRG Energy 2.75% exercise price $43.77, maturity date 6/1/48	850,000	909,075
Ormat Technologies 144A 2.50% exercise price $90.27, maturity date 7/15/27 #	746,000	858,646
		2,224,067
Energy – 0.35%
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	1,270,000	1,292,225
		1,292,225
Financials – 0.56%
FTI Consulting 2.00% exercise price $101.38, maturity date 8/15/23	722,000	1,194,621
Repay Holdings 144A 2.325% exercise price $33.60, maturity date 2/1/26 #, ^	1,277,000	906,670
		2,101,291
Industrials – 0.37%
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	394,000	1,240,233
Danimer Scientific 144A 3.25% exercise price $10.79, maturity date 12/15/26 #	234,000	124,020
		1,364,253

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Real Estate Investment Trusts – 0.33%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	922,000	$918,574
Summit Hotel Properties 1.50% exercise price $11.94, maturity date 2/15/26	367,000	306,078
		1,224,652
Technology – 1.52%
Block 0.125% exercise price $121.01, maturity date 3/1/25	619,000	564,064
InterDigital 144A 3.50% exercise price $77.49, maturity date 6/1/27 #	1,383,000	1,208,742
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	402,000	1,213,437
Palo Alto Networks 0.75% exercise price $88.78, maturity date 7/1/23	591,000	1,097,192
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	642,000	633,975
Vishay Intertechnology 2.25% exercise price $31.22, maturity date 6/15/25	486,000	452,903
Wolfspeed 144A 0.25% exercise price $127.22, maturity date 2/15/28 #	459,000	482,409
		5,652,722
Transportation – 0.37%
Seaspan 144A 3.75% exercise price $13.01, maturity date 12/15/25 #	423,000	495,121
Spirit Airlines 1.00% exercise price $49.07, maturity date 5/15/26	1,018,000	871,917
		1,367,038
Total Convertible Bonds (cost $31,761,454)		31,313,014

Corporate Bonds – 12.94%
Automotive – 0.19%
Allison Transmission 144A 5.875% 6/1/29 #	400,000	362,624
Ford Motor Credit 4.542% 8/1/26	285,000	254,168
Goodyear Tire & Rubber 5.25% 7/15/31	135,000	108,165
		724,957
Banking – 1.59%
Ally Financial 4.70% 5/15/26 µ, Ψ	15,000	11,740
Banco Continental 144A 2.75% 12/10/25 #	200,000	174,749
Banco Nacional de Panama 144A 2.50% 8/11/30 #	205,000	150,690
Bank of America
2.482% 9/21/36 µ	405,000	293,137
2.551% 2/4/28 µ	190,000	165,485
2.972% 2/4/33 µ	5,000	3,915
4.948% 7/22/28 µ	100,000	96,187
6.125% 4/27/27 µ, Ψ	10,000	9,475
Bank of New York Mellon 4.70% 9/20/25 µ, Ψ	20,000	19,200
Barclays 5.20% 5/12/26	200,000	190,456
BBVA Bancomer 144A 1.875% 9/18/25 #	200,000	179,390
Citigroup 5.61% 9/29/26 µ	395,000	393,095
Corp. Financiera de Desarrollo 144A 2.40% 9/28/27 #	200,000	166,223
Credit Agricole 144A 2.811% 1/11/41 #	620,000	368,642
Credit Suisse Group 144A 2.593% 9/11/25 #, µ	250,000	227,605
Fifth Third Bancorp 4.337% 4/25/33 µ	10,000	8,879
Goldman Sachs Group
1.542% 9/10/27 µ	533,000	450,842
3.102% 2/24/33 µ	5,000	3,977
3.615% 3/15/28 µ	70,000	63,775
Huntington National Bank 4.552% 5/17/28 µ	250,000	240,941
JPMorgan Chase & Co.
1.764% 11/19/31 µ	150,000	109,790
1.953% 2/4/32 µ	480,000	355,738
3.328% 4/22/52 µ	5,000	3,309
4.60% 2/1/25 µ, Ψ	30,000	26,208
4.851% 7/25/28 µ	110,000	105,733
4.912% 7/25/33 µ	20,000	18,470
KeyCorp 4.789% 6/1/33 µ	10,000	9,183
Morgan Stanley
1.928% 4/28/32 µ	75,000	54,867
2.475% 1/21/28 µ	190,000	166,265
2.484% 9/16/36 µ	284,000	203,923
NBK SPC 144A 1.625% 9/15/27 #, µ	205,000	176,446

Schedules of investments

Delaware Total Return Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
PNC Financial Services Group
2.60% 7/23/26	75,000	$68,492
6.00% 5/15/27 µ, Ψ	5,000	4,650
6.20% 9/15/27 µ, Ψ	10,000	9,475
QNB Finance 2.625% 5/12/25	200,000	187,966
State Street 2.203% 2/7/28 µ	10,000	8,778
SVB Financial Group
1.80% 10/28/26	6,000	5,164
1.80% 2/2/31	15,000	10,754
4.00% 5/15/26 µ, Ψ	375,000	285,175
4.57% 4/29/33 µ	17,000	14,924
Toronto-Dominion Bank 4.108% 6/8/27	15,000	14,162
Truist Bank 2.636% 9/17/29 µ	275,000	256,423
Truist Financial
1.887% 6/7/29 µ	20,000	16,385
4.916% 7/28/33 µ	20,000	18,102
4.95% 9/1/25 µ, Ψ	30,000	28,899
US Bancorp
2.215% 1/27/28 µ	5,000	4,411
2.491% 11/3/36 µ	10,000	7,532
2.677% 1/27/33 µ	320,000	257,611
3.00% 7/30/29	290,000	249,755
Wells Fargo & Co.
4.611% 4/25/53 µ	15,000	12,209
4.808% 7/25/28 µ	15,000	14,321
		5,923,523
Basic Industry – 0.58%
AngloGold Ashanti Holdings 3.75% 10/1/30	200,000	155,421
Antofagasta 144A 5.625% 5/13/32 #	200,000	185,000
Avient 144A 5.75% 5/15/25 #	144,000	139,136
Celanese US Holdings
6.05% 3/15/25	5,000	4,889
6.165% 7/15/27	50,000	47,384
Chemours 144A 5.75% 11/15/28 #	260,000	213,255
First Quantum Minerals 144A 7.50% 4/1/25 #	365,000	351,782
FMG Resources August 2006 144A 5.875% 4/15/30 #	145,000	126,336
INEOS Quattro Finance 2 144A 3.375% 1/15/26 #	200,000	166,792
Newmont
2.25% 10/1/30	100,000	77,504
2.60% 7/15/32	45,000	34,367
2.80% 10/1/29	100,000	82,904
Novelis 144A 4.75% 1/30/30 #	425,000	349,575
OCP 144A 3.75% 6/23/31 #	200,000	152,440
Westlake 3.125% 8/15/51	105,000	64,834
		2,151,619
Brokerage – 0.05%
Charles Schwab 5.375% 6/1/25 µ, Ψ	25,000	24,438
Jefferies Group 2.625% 10/15/31	240,000	174,474
		198,912
Capital Goods – 0.47%
Boeing 3.25% 2/1/28	285,000	249,052
Eaton 4.15% 3/15/33	190,000	171,938
Lockheed Martin
3.90% 6/15/32	10,000	9,284
4.15% 6/15/53	10,000	8,394
Madison IAQ 144A 5.875% 6/30/29 #	180,000	125,690
Sealed Air 144A 5.00% 4/15/29 #	130,000	116,199
Teledyne Technologies
0.95% 4/1/24	115,000	107,463
2.25% 4/1/28	30,000	25,052
2.75% 4/1/31	310,000	244,931
Terex 144A 5.00% 5/15/29 #	260,000	223,665
TK Elevator US Newco 144A 5.25% 7/15/27 #	235,000	200,362
TransDigm 144A 6.25% 3/15/26 #	260,000	252,639
		1,734,669
Communications – 1.24%
Altice France 144A 5.50% 10/15/29 #	215,000	162,304
Altice France Holding 144A 6.00% 2/15/28 #	280,000	178,200
AT&T
1.70% 3/25/26	110,000	97,921
3.50% 6/1/41	84,000	60,679
3.50% 9/15/53	690,000	460,899
Cellnex Finance 144A 3.875% 7/7/41 #	250,000	156,846

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Charter Communications Operating
3.85% 4/1/61	125,000	$73,297
4.40% 12/1/61	250,000	159,884
Comcast 3.20% 7/15/36	440,000	341,196
Consolidated Communications
144A 5.00% 10/1/28 #	110,000	76,710
144A 6.50% 10/1/28 #	110,000	82,500
Crown Castle 1.05% 7/15/26	485,000	410,262
Digicel International Finance 144A 8.75% 5/25/24 #	200,000	183,386
Discovery Communications 4.00% 9/15/55	240,000	142,028
Frontier Communications Holdings
144A 5.875% 10/15/27 #	370,000	332,449
144A 6.75% 5/1/29 #	110,000	91,002
Millicom International Cellular 144A 4.50% 4/27/31 #	200,000	143,044
Time Warner Cable 7.30% 7/1/38	110,000	104,869
Time Warner Entertainment 8.375% 3/15/23	55,000	55,778
T-Mobile USA
1.50% 2/15/26	15,000	13,182
2.55% 2/15/31	305,000	241,919
2.625% 4/15/26	120,000	108,887
3.00% 2/15/41	195,000	130,684
3.375% 4/15/29	120,000	103,860
3.50% 4/15/31	18,000	15,155
3.75% 4/15/27	40,000	36,966
Verizon Communications
2.355% 3/15/32	135,000	103,655
2.875% 11/20/50	10,000	6,142
3.40% 3/22/41	30,000	21,975
4.50% 8/10/33	245,000	221,179
Warnermedia Holdings
144A 3.755% 3/15/27 #	305,000	273,264
144A 4.279% 3/15/32 #	5,000	4,120
144A 5.141% 3/15/52 #	15,000	10,931
		4,605,173
Consumer Cyclical – 0.40%
Amazon.com
2.50% 6/3/50	15,000	9,411
3.60% 4/13/32	15,000	13,654
Aptiv
3.10% 12/1/51	323,000	181,518
3.25% 3/1/32	5,000	3,987
AutoNation 3.85% 3/1/32	5,000	3,958
B2W Digital 144A 4.375% 12/20/30 #	200,000	136,392
Ford Motor Credit 2.90% 2/16/28	350,000	275,588
General Motors
5.40% 10/2/23	15,000	15,008
5.40% 10/15/29	100,000	92,334
5.60% 10/15/32	5,000	4,470
6.125% 10/1/25	15,000	15,020
General Motors Financial 3.675% (SOFR + 0.76%) 3/8/24 ●	135,000	133,151
4.35% 4/9/25	75,000	72,503
5.25% 3/1/26	165,000	160,759
Hutama Karya Persero 144A 3.75% 5/11/30 #	400,000	355,944
VICI Properties 4.95% 2/15/30	10,000	9,058
		1,482,755
Consumer Goods – 0.18%
Pilgrim’s Pride 144A 4.25% 4/15/31 #	380,000	304,109
Post Holdings 144A 5.50% 12/15/29 #	418,000	361,997
		666,106
Consumer Non-Cyclical – 0.85%
1375209 BC 144A 9.00% 1/30/28 #	58,213	58,068
AbbVie
2.60% 11/21/24	30,000	28,571
4.05% 11/21/39	10,000	8,072
4.25% 11/21/49	30,000	24,121
Amgen 2.80% 8/15/41	295,000	202,080
BAT Capital 2.259% 3/25/28	40,000	31,878
BAT International Finance 1.668% 3/25/26	55,000	47,604
Bausch Health
144A 11.00% 9/30/28 #	103,489	83,826
144A 14.00% 10/15/30 #	20,698	11,384
Baxter International 3.132% 12/1/51	16,000	10,262
Biogen 3.15% 5/1/50	365,000	236,185
Bunge Finance 2.75% 5/14/31	400,000	315,140
Central American Bottling 144A 5.25% 4/27/29 #	200,000	173,767

Schedules of investments

Delaware Total Return Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CSL Finance
144A 4.05% 4/27/29 #	5,000	$4,612
144A 4.75% 4/27/52 #	10,000	8,639
CVS Health
2.70% 8/21/40	295,000	194,334
3.25% 8/15/29	280,000	245,288
3.75% 4/1/30	15,000	13,362
4.78% 3/25/38	290,000	254,806
Gilead Sciences 4.15% 3/1/47	30,000	23,903
HCA 144A 3.125% 3/15/27 #	340,000	301,472
InRetail Consumer 144A 3.25% 3/22/28 #	200,000	166,770
JBS USA LUX 144A 3.00% 2/2/29 #	230,000	188,475
Regeneron Pharmaceuticals 1.75% 9/15/30	15,000	11,375
Royalty Pharma
1.20% 9/2/25	285,000	252,216
1.75% 9/2/27	190,000	157,295
Viatris
1.65% 6/22/25	5,000	4,451
2.30% 6/22/27	5,000	4,089
2.70% 6/22/30	115,000	85,591
4.00% 6/22/50	10,000	6,007
		3,153,643
Electric – 0.50%
CenterPoint Energy 1.45% 6/1/26	345,000	302,369
Duke Energy 4.875% 9/16/24 µ, Ψ	245,000	220,192
Entergy Mississippi 2.85% 6/1/28	90,000	78,551
Entergy Texas 3.55% 9/30/49	185,000	130,621
Evergy Kansas Central 3.45% 4/15/50	35,000	24,904
Eversource Energy 2.90% 3/1/27	10,000	9,089
NextEra Energy Capital Holdings 3.00% 1/15/52	415,000	265,833
Pacific Gas and Electric
3.25% 6/1/31	5,000	3,822
3.30% 8/1/40	270,000	173,408
4.95% 7/1/50	43,000	31,593
Southern California Edison
3.45% 2/1/52	137,000	92,481
4.00% 4/1/47	35,000	25,596
4.20% 3/1/29	150,000	138,910
4.875% 3/1/49	90,000	75,548
UEP Penonome II 144A 6.50% 10/1/38 #	189,725	164,112
Vistra Operations 144A 5.125% 5/13/25 #	118,000	114,399
		1,851,428
Energy – 1.85%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	195,000	173,901
144A 7.00% 11/1/26 #	95,000	91,692
BP Capital Markets America
2.721% 1/12/32	15,000	12,199
3.06% 6/17/41	430,000	307,691
Callon Petroleum 144A 8.00% 8/1/28 #	175,000	161,783
CNX Midstream Partners 144A 4.75% 4/15/30 #	75,000	58,990
CNX Resources 144A 6.00% 1/15/29 #	165,000	150,938
ConocoPhillips 3.80% 3/15/52	255,000	195,683
Continental Resources 144A 2.875% 4/1/32 #	115,000	84,370
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	66,000	59,872
144A 6.00% 2/1/29 #	171,000	153,278
Devon Energy 4.75% 5/15/42	5,000	4,083
Diamondback Energy
3.125% 3/24/31	200,000	162,524
4.25% 3/15/52	5,000	3,663
Enbridge
2.50% 8/1/33	310,000	232,727
3.128% (SOFR + 0.40%) 2/17/23 ●	160,000	159,663
Energy Transfer
5.25% 4/15/29	50,000	47,088
6.25% 4/15/49	55,000	48,955
6.50% 11/15/26 µ, Ψ	180,000	157,249
Enterprise Products Operating
3.20% 2/15/52	360,000	230,470
3.30% 2/15/53	5,000	3,266
EQM Midstream Partners 144A 4.75% 1/15/31 #	235,000	187,083
Genesis Energy
7.75% 2/1/28	340,000	296,205
8.00% 1/15/27	235,000	206,499

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Energy (continued)
Hilcorp Energy I
144A 6.00% 4/15/30 #		150,000	$131,064
144A 6.00% 2/1/31 #		20,000	17,403
144A 6.25% 4/15/32 #		75,000	66,545
KazTransGas JSC 144A 4.375% 9/26/27 #		579,000	492,150
MPLX
1.75% 3/1/26		15,000	13,141
4.125% 3/1/27		290,000	270,794
Murphy Oil 6.375% 7/15/28		385,000	364,381
NuStar Logistics
5.625% 4/28/27		205,000	179,031
6.00% 6/1/26		39,000	35,782
Occidental Petroleum
6.45% 9/15/36		65,000	65,160
6.60% 3/15/46		160,000	165,169
6.625% 9/1/30		55,000	55,957
PDC Energy 5.75% 5/15/26		280,000	259,413
PTTEP Treasury Center 144A 2.587% 6/10/27 #		200,000	177,061
Qatar Energy 144A 2.25% 7/12/31 #		200,000	161,556
Sabine Pass Liquefaction
5.625% 3/1/25		40,000	40,004
5.75% 5/15/24		275,000	276,154
Southwestern Energy
5.375% 2/1/29		20,000	18,178
5.375% 3/15/30		95,000	85,804
7.75% 10/1/27		144,000	146,677
Targa Resources Partners 5.00% 1/15/28		10,000	9,272
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #		200,000	166,500
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #		150,000	123,000
Valero Energy 3.65% 12/1/51		400,000	273,428
Weatherford International 144A 8.625% 4/30/30 #		85,000	74,218
			6,857,714
Finance Companies – 0.21%
AerCap Ireland Capital DAC 4.45% 4/3/26		345,000	322,245
Air Lease
2.875% 1/15/26		195,000	174,744
2.875% 1/15/32		175,000	132,148
3.00% 2/1/30		45,000	35,690
3.375% 7/1/25		15,000	13,990
4.125% 12/15/26 µ, Ψ		10,000	6,887
Avolon Holdings Funding
144A 3.25% 2/15/27 #		10,000	8,387
144A 3.95% 7/1/24 #		75,000	71,006
			765,097
Financial Services – 0.17%
Ally Financial 8.00% 11/1/31		35,000	36,746
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #		200,000	170,353
Hightower Holding 144A 6.75% 4/15/29 #		135,000	110,394
Midcap Financial Issuer Trust 144A 5.625% 1/15/30 #		200,000	153,454
MSCI 144A 3.625% 11/1/31 #		200,000	160,722
			631,669
Financials – 0.27%
Aviation Capital Group 144A 1.95% 1/30/26 #		465,000	390,744
Banco del Estado de Chile 144A 2.704% 1/9/25 #		280,000	262,455
Development Bank of Kazakhstan 144A 10.95% 5/6/26 #	KZT	100,000,000	171,594
MAF Sukuk 3.933% 2/28/30		200,000	183,163
			1,007,956
Healthcare – 0.41%
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #		200,000	165,448
CHS 144A 4.75% 2/15/31 #		105,000	70,754
DaVita 144A 4.625% 6/1/30 #		195,000	151,360
Encompass Health 4.75% 2/1/30		30,000	24,728
Hadrian Merger Sub 144A 8.50% 5/1/26 #		295,000	270,984
HCA
5.375% 2/1/25		215,000	212,682
5.875% 2/1/29		250,000	243,422
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #		135,000	109,954
Tenet Healthcare 144A 6.125% 10/1/28 #		295,000	258,923
			1,508,255
Insurance – 0.61%
Aon 2.90% 8/23/51		230,000	142,896
Arthur J Gallagher & Co. 3.50% 5/20/51		440,000	300,066

Schedules of investments

Delaware Total Return Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Athene Global Funding 144A 1.00% 4/16/24 #	95,000	$88,675
Athene Holding 3.95% 5/25/51	340,000	227,231
Brighthouse Financial
3.85% 12/22/51	265,000	160,976
5.625% 5/15/30	15,000	14,081
Brown & Brown
2.375% 3/15/31	3,000	2,245
4.95% 3/17/52	7,000	5,693
GA Global Funding Trust 144A 1.00% 4/8/24 #	470,000	437,277
HUB International 144A 5.625% 12/1/29 #	190,000	159,025
Jackson Financial
3.125% 11/23/31	10,000	7,548
4.00% 11/23/51	10,000	6,272
NFP
144A 6.875% 8/15/28 #	145,000	113,340
144A 7.50% 10/1/30 #	55,000	52,261
USI 144A 6.875% 5/1/25 #	585,000	563,057
		2,280,643
Leisure – 0.42%
Boyd Gaming
4.75% 12/1/27	185,000	164,095
144A 4.75% 6/15/31 #	44,000	35,696
Caesars Entertainment 144A 6.25% 7/1/25 #	410,000	395,822
Carnival
144A 5.75% 3/1/27 #	310,000	217,860
144A 7.625% 3/1/26 #	300,000	228,455
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	394,000	276,911
Scientific Games International 144A 7.25% 11/15/29 #	115,000	107,180
Six Flags Entertainment 144A 4.875% 7/31/24 #	150,000	143,067
		1,569,086
Media – 0.69%
AMC Networks 4.25% 2/15/29	410,000	304,083
CCO Holdings
4.50% 5/1/32	65,000	49,690
144A 5.375% 6/1/29 #	335,000	293,962
CMG Media 144A 8.875% 12/15/27 #	200,000	153,060
CSC Holdings
144A 3.375% 2/15/31 #	495,000	349,760
144A 5.00% 11/15/31 #	280,000	185,473
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	115,000	97,136
Directv Financing 144A 5.875% 8/15/27 #	135,000	116,691
Gray Escrow II 144A 5.375% 11/15/31 #	30,000	23,597
Gray Television 144A 4.75% 10/15/30 #	125,000	93,865
Nielsen Finance
144A 4.50% 7/15/29 #	55,000	54,895
144A 4.75% 7/15/31 #	185,000	181,637
Sirius XM Radio 144A 4.00% 7/15/28 #	600,000	511,614
VZ Secured Financing 144A 5.00% 1/15/32 #	200,000	149,788
		2,565,251
Natural Gas – 0.13%
ENN Energy Holdings 144A 4.625% 5/17/27 #	200,000	195,046
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	275,000	237,633
Southern Co. Gas Capital 5.15% 9/15/32	65,000	62,222
		494,901
Real Estate – 0.09%
VICI Properties
144A 3.875% 2/15/29 #	345,000	290,147
144A 5.75% 2/1/27 #	35,000	33,055
		323,202
Retail – 0.34%
Asbury Automotive Group
144A 4.625% 11/15/29 #	70,000	56,132
4.75% 3/1/30	85,000	66,520
Bath & Body Works
6.875% 11/1/35	245,000	205,260
6.95% 3/1/33	169,000	136,190
CP Atlas Buyer 144A 7.00% 12/1/28 #	70,000	52,235
Levi Strauss & Co. 144A 3.50% 3/1/31 #	213,000	166,436
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	180,000	160,878
Murphy Oil USA 144A 3.75% 2/15/31 #	225,000	181,289
PetSmart 144A 7.75% 2/15/29 #	250,000	223,885
		1,248,825

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services – 0.32%
Iron Mountain 144A 5.25% 3/15/28 #	375,000	$329,462
NESCO Holdings II 144A 5.50% 4/15/29 #	130,000	108,520
Prime Security Services Borrower 144A 5.75% 4/15/26 #	298,000	280,819
United Rentals North America 5.25% 1/15/30	220,000	199,417
Univar Solutions USA 144A 5.125% 12/1/27 #	230,000	205,176
White Cap Buyer 144A 6.875% 10/15/28 #	65,000	53,168
White Cap Parent 144A 8.25% 3/15/26 #, «	2,000	1,698
		1,178,260
Technology – 0.63%
Autodesk 2.40% 12/15/31	25,000	19,488
Broadcom
144A 3.137% 11/15/35 #	4,000	2,811
144A 3.419% 4/15/33 #	11,000	8,416
144A 3.469% 4/15/34 #	355,000	266,989
CDW
2.67% 12/1/26	5,000	4,346
3.276% 12/1/28	15,000	12,546
Fidelity National Information Services
1.65% 3/1/28	470,000	386,507
4.70% 7/15/27	5,000	4,820
Fiserv 3.20% 7/1/26	315,000	290,473
KLA 4.95% 7/15/52	15,000	13,663
Microchip Technology
0.972% 2/15/24	345,000	325,297
0.983% 9/1/24	125,000	115,162
Micron Technology 2.703% 4/15/32	10,000	7,291
NXP
3.125% 2/15/42	10,000	6,392
3.25% 5/11/41	90,000	59,227
4.875% 3/1/24	285,000	281,845
PayPal Holdings
2.65% 10/1/26	440,000	404,292
3.90% 6/1/27	5,000	4,796
4.40% 6/1/32	10,000	9,330
Workday
3.70% 4/1/29	5,000	4,490
3.80% 4/1/32	140,000	121,680
		2,349,861
Technology & Electronics – 0.17%
Entegris Escrow
144A 4.75% 4/15/29 #	20,000	17,662
144A 5.95% 6/15/30 #	165,000	150,965
Go Daddy Operating 144A 3.50% 3/1/29 #	235,000	192,774
Sensata Technologies 144A 4.00% 4/15/29 #	55,000	45,633
SS&C Technologies 144A 5.50% 9/30/27 #	240,000	219,428
		626,462
Transportation – 0.35%
American Airlines 144A 5.75% 4/20/29 #	25,000	21,857
Burlington Northern Santa Fe
2.875% 6/15/52	15,000	9,836
4.45% 1/15/53	15,000	13,054
Canadian Pacific Railway 2.45% 12/2/31	5,000	4,008
Delta Air Lines 7.375% 1/15/26	131,000	132,638
Laredo Petroleum 144A 7.75% 7/31/29 #	120,000	110,804
Mileage Plus Holdings 144A 6.50% 6/20/27 #	327,750	321,405
Rutas 2 and 7 Finance 144A 3.08% 9/30/36 #, ^	291,933	176,920
Seaspan 144A 5.50% 8/1/29 #	200,000	154,492
United Airlines
144A 4.375% 4/15/26 #	80,000	71,539
144A 4.625% 4/15/29 #	95,000	78,847
VistaJet Malta Finance 144A 6.375% 2/1/30 #	266,000	218,113
		1,313,513
Utilities – 0.23%
Calpine
144A 4.50% 2/15/28 #	95,000	83,902
144A 5.00% 2/1/31 #	220,000	175,121
144A 5.25% 6/1/26 #	71,000	67,019
PG&E 5.25% 7/1/30	130,000	110,920
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #	200,000	162,513

Schedules of investments

Delaware Total Return Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Utilities (continued) Vistra
144A 7.00% 12/15/26 #, µ, Ψ		175,000	$153,170
144A 8.00% 10/15/26 #, µ, Ψ		105,000	96,720
			849,365
Total Corporate Bonds (cost $58,176,603)			48,062,845

Non-Agency Asset-Backed Securities – 0.30%
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #		150,000	123,131
Domino’s Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #		148,125	121,979
Enterprise Fleet Financing Series 2022-2 A2 144A 4.65% 5/21/29 #		150,000	148,774
Taco Bell Funding Series 2021-1A A2I 144A 1.946% 8/25/51 #		267,975	223,851
Trafigura Securitisation Finance Series 2021-1A A2 144A 1.08% 1/15/25 #		300,000	267,779
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25		240,000	235,400
Total Non-Agency Asset-Backed Securities (cost $1,256,056)			1,120,914

Non-Agency Commercial Mortgage-Backed Securities – 1.48%
BANK
Series 2019-BN21 A5 2.851% 10/17/52		100,000	85,602
Series 2020-BN25 A5 2.649% 1/15/63		500,000	420,109
Series 2021-BN36 A5 2.47% 9/15/64		776,000	623,460
Series 2022-BNK40 A4 3.507% 3/15/64 ●		500,000	434,303
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53		500,000	407,841
Series 2020-B20 A5 2.034% 10/15/53		400,000	315,635
Benchmark Mortgage Trust Series 2022-B33 A5 3.458% 3/15/55		500,000	437,054
Cantor Commercial Real Estate Lending Series 2019-CF2 A5 2.874% 11/15/52		350,000	300,279
Citigroup Commercial Mortgage Trust Series 2019- C7 A4 3.102% 12/15/72		500,000	433,699
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50		350,000	326,628
Series 2017-GS6 A3 3.433% 5/10/50		350,000	322,959
Series 2019-GC42 A4 3.00% 9/1/52		500,000	433,670
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50		350,000	320,956
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 A4 3.325% 5/15/49		350,000	326,797
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49		350,000	316,249
Total Non-Agency Commercial Mortgage- Backed Securities (cost $6,666,613)			5,505,241

Sovereign Bonds – 1.58%Δ
Albania – 0.03%
Albania Government International Bond 3.50% 11/23/31	EUR	171,000	123,218
			123,218
Angola – 0.04%
Angolan Government International Bond 9.375% 5/8/48		200,000	136,032
			136,032

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Armenia – 0.04%
Republic of Armenia International Bond 144A 3.60% 2/2/31 #		200,000	$136,220
			136,220
Bermuda – 0.10%
Bermuda Government International Bond 144A 5.00% 7/15/32 #		400,000	380,799
			380,799
Chile – 0.14%
Chile Government International Bond 4.34% 3/7/42		665,000	528,249
			528,249
Colombia – 0.07%
Colombia Government International Bonds
4.125% 2/22/42		217,000	123,921
5.20% 5/15/49		200,000	124,058
			247,979
Dominican Republic – 0.20%
Dominican Republic International Bond 144A 4.50% 1/30/30 #		913,000	722,061
			722,061
Egypt – 0.04%
Egypt Government International Bond 5.25% 10/6/25		200,000	156,292
			156,292
Honduras – 0.04%
Honduras Government International Bond 144A 5.625% 6/24/30 #		200,000	145,454
			145,454
Indonesia – 0.05%
Indonesia Government International Bond 4.65% 9/20/32		200,000	188,086
			188,086
Ivory Coast – 0.10%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	200,000	131,965
144A 6.125% 6/15/33 #		234,000	179,010
144A 6.875% 10/17/40 #	EUR	100,000	61,753
			372,728
Morocco – 0.13%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	270,000	233,957
144A 2.375% 12/15/27 #		300,000	247,223
			481,180
Paraguay – 0.22%
Paraguay Government International Bonds
144A 4.95% 4/28/31 #		742,000	662,935
5.60% 3/13/48		200,000	151,022
			813,957
Peru – 0.07%
Peruvian Government International Bond 2.392% 1/23/26		300,000	272,648
			272,648
Republic of North Macedonia – 0.02%
North Macedonia Government International Bond 144A 3.675% 6/3/26 #	EUR	100,000	86,094
			86,094
Romania – 0.01%
Romanian Government International Bond 144A 2.625% 12/2/40 #	EUR	100,000	50,396
			50,396
Senegal – 0.04%
Senegal Government International Bond 144A 6.25% 5/23/33 #		200,000	150,907
			150,907
South Africa – 0.11%
Republic of South Africa Government International Bond 5.65% 9/27/47		600,000	387,392
			387,392
Uzbekistan – 0.13%
Republic of Uzbekistan International Bond 144A 4.75% 2/20/24 #		374,000	353,241

Schedules of investments

Delaware Total Return Fund

	Principal amount°		Value (US $)
Sovereign BondsΔ (continued)
Uzbekistan (continued)
Republic of Uzbekistan International Bonds 144A 3.90% 10/19/31 #		200,000	$140,900
			494,141
Total Sovereign Bonds (cost $7,585,947)			5,873,833

Supranational Banks – 0.22%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #		306,000	247,432
Central American Bank for Economic Integration 144A 2.00% 5/6/25 #		400,000	371,006
European Investment Bank 5.50% 1/23/23	MXN	3,931,000	190,250
Total Supranational Banks (cost $895,490)			808,688

US Treasury Obligations – 10.42%
United States Treasury Floating Rate Notes 3.405% (USBMMY3M + 0.04%) 7/31/24 ●		665,000	664,245
US Treasury Bonds
1.875% 11/15/51		155,000	102,572
2.25% 8/15/46		1,035,000	746,211
2.25% 2/15/52		540,000	392,512
2.375% 2/15/42		105,000	80,505
2.875% 5/15/52		545,000	457,204
3.25% 5/15/42		230,000	204,197
4.375% 2/15/38		780,000	830,578
US Treasury Notes
0.125% 4/30/23		5,000,000	4,888,224
1.375% 8/31/23		24,500,000	23,861,672
2.625% 7/31/29		1,185,000	1,089,182
2.75% 5/15/25		1,450,000	1,395,568
2.75% 8/15/32		2,335,000	2,135,431
2.875% 4/30/29		1,260,000	1,176,525
2.875% 5/15/32		175,000	161,834
3.125% 8/31/27		210,000	201,469
3.25% 6/30/27		170,000	163,871
3.25% 6/30/29		5,000	4,780
US Treasury Strip Principal 2.23% 5/15/44 ^		335,000	138,034
Total US Treasury Obligations (cost $40,392,238)			38,694,614

Common Stocks – 51.34%
Communication Services – 2.33%
Alphabet Class A †		3,937	376,574
Alphabet Class C †		4,000	384,600
AT&T		39,877	611,713
Comcast Class A		52,667	1,544,723
Interpublic Group		8,136	208,281
KDDI		8,400	245,585
Orange		27,880	252,162
Publicis Groupe		6,250	296,142
Verizon Communications		82,502	3,132,601
Walt Disney †		16,913	1,595,403
			8,647,784
Consumer Discretionary – 6.69%
adidas AG		4,150	477,089
Amazon.com †		4,406	497,878
APA		24,200	827,398
Bath & Body Works		32,498	1,059,435
Best Buy		17,815	1,128,402
Dollar General		7,707	1,848,601
Dollar Tree †		13,200	1,796,520
eBay		14,404	530,211
H & M Hennes & Mauritz Class B		27,650	255,627
Home Depot		9,246	2,551,341
Lowe’s		11,190	2,101,594
Macy’s		55,362	867,523
NIKE Class B		12,779	1,062,190
PulteGroup		3,220	120,750
Ross Stores		17,728	1,493,939
Sodexo		8,280	621,831
Starbucks		4,469	376,558
Sturm Ruger & Co.		5,633	286,100
Swatch Group		3,280	736,683
Tesla †		1,272	337,398
TJX		63,100	3,919,772
Tractor Supply		9,409	1,748,945
Ulta Beauty †		478	191,769
			24,837,554
Consumer Staples – 3.34%
Altria Group		43,456	1,754,753
Archer-Daniels-Midland		21,900	1,761,855
Asahi Group Holdings		5,400	168,351
Conagra Brands		55,600	1,814,228
Danone		11,370	537,634
Diageo		20,540	864,601
Essity Class B		24,110	476,336
Kao		15,600	634,770
Koninklijke Ahold Delhaize		33,520	853,803
Nestle		8,650	935,561
Philip Morris International		23,276	1,932,141
Seven & i Holdings		5,600	224,952

	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Staples (continued)
Unilever	10,430	$458,293
		12,417,278
Energy – 3.71%
Chevron	7,847	1,127,379
ConocoPhillips	31,807	3,255,128
Coterra Energy	27,628	721,643
Devon Energy	20,717	1,245,713
EOG Resources	6,278	701,441
Exxon Mobil	34,770	3,035,769
Kinder Morgan	83,005	1,381,203
Marathon Petroleum	19,601	1,946,967
Viper Energy Partners	12,931	370,603
		13,785,846
Financials – 6.64%
American Financial Group	14,298	1,757,653
American International Group	35,700	1,695,036
Ameriprise Financial	5,162	1,300,566
BlackRock	2,834	1,559,494
Blackstone	16,320	1,365,984
Carlyle Group	27,107	700,445
Diamond Hill Investment Group	1,149	189,585
Discover Financial Services	24,970	2,270,272
Evercore Class A	2,383	196,002
Fidelity National Financial	11,927	431,757
Invesco	58,795	805,491
MetLife	60,756	3,692,750
Moelis & Co. Class A	14,096	476,586
Principal Financial Group	25,644	1,850,215
Prudential Financial	20,045	1,719,460
Rithm Capital	45,881	335,849
Synchrony Financial	32,417	913,835
Truist Financial	39,700	1,728,538
US Bancorp	41,200	1,661,184
		24,650,702
Healthcare – 7.70%
AbbVie	17,601	2,362,230
AmerisourceBergen	13,094	1,772,011
Amgen	1,815	409,101
Baxter International	31,600	1,701,976
Bristol-Myers Squibb	31,256	2,221,989
Cigna	6,700	1,859,049
CVS Health	19,300	1,840,641
Fresenius Medical Care AG & Co.	10,810	304,550
Gilead Sciences	9,766	602,465
Hologic †	27,907	1,800,560
Johnson & Johnson	32,056	5,236,668
Merck & Co.	47,635	4,102,326
Novo Nordisk Class B	7,810	778,015
Pfizer	30,973	1,355,379
Roche Holding	1,970	641,300
Smith & Nephew	66,330	765,633
UnitedHealth Group	1,661	838,871
		28,592,764
Industrials – 2.62%
Boise Cascade	14,627	869,721
Dover	14,653	1,708,247
Honeywell International	9,884	1,650,331
Intertek Group	9,160	375,826
Knorr-Bremse	6,800	292,014
Lockheed Martin	1,060	409,467
Makita	16,800	326,010
Northrop Grumman	3,800	1,787,216
Raytheon Technologies	20,832	1,705,308
Robert Half International	2,773	212,135
Securitas Class B	58,780	408,053
		9,744,328
Information Technology – 12.62%
Amadeus IT Group †	17,480	810,419
Apple	69,974	9,670,407
Applied Materials	6,838	560,237
Broadcom	8,571	3,805,610
Cisco Systems	78,707	3,148,280
Cognizant Technology Solutions Class A	29,545	1,697,065
Dell Technologies Class C	12,872	439,836
Fidelity National Information Services	20,481	1,547,749
HP	60,413	1,505,492
KLA	2,296	694,838
Lam Research	3,397	1,243,302
Microchip Technology	3,783	230,876
Micron Technology	13,022	652,402
Microsoft	32,935	7,670,562
Monolithic Power Systems	4,028	1,463,775
Motorola Solutions	7,806	1,748,310
NetApp	23,981	1,483,225
NVIDIA	12,943	1,571,151
Oracle	24,800	1,514,536
Paychex	17,212	1,931,359
QUALCOMM	14,195	1,603,751
SAP	7,360	599,804
Western Union	92,659	1,250,897
		46,843,883
Materials – 1.23%
Air Liquide	6,390	730,371
CF Industries Holdings	10,192	980,980
Dow	21,716	953,984

Schedules of investments

Delaware Total Return Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Materials (continued)
DuPont de Nemours	32,800	$1,653,120
Ryerson Holding	9,979	256,860
		4,575,315
REIT Diversified – 0.53%
Digital Realty Trust	2,868	284,448
Equinix	840	477,826
LXP Industrial Trust	8,661	79,335
VICI Properties	37,918	1,131,852
		1,973,461
REIT Healthcare – 0.27%
Alexandria Real Estate Equities	2,281	319,773
CareTrust REIT	3,374	61,103
Healthcare Realty Trust	4,953	103,270
Healthpeak Properties	1,784	40,889
Medical Properties Trust	859	10,188
Omega Healthcare Investors	318	9,378
Ventas	2,126	85,401
Welltower	5,502	353,889
		983,891
REIT Hotel – 0.18%
Apple Hospitality REIT	12,469	175,314
Chatham Lodging Trust †	6,105	60,256
Gaming and Leisure Properties	4,452	196,956
Host Hotels & Resorts	10,428	165,597
Park Hotels & Resorts	6,602	74,339
		672,462
REIT Industrial – 0.42%
Duke Realty	6,957	335,328
Plymouth Industrial REIT	1,919	32,258
Prologis	9,729	988,467
Rexford Industrial Realty	1,918	99,736
Terreno Realty	2,161	114,511
		1,570,300
REIT Mall – 0.06%
Simon Property Group	2,610	234,247
		234,247
REIT Manufactured Housing – 0.07%
Equity LifeStyle Properties	1,663	104,503
Sun Communities	1,042	141,014
		245,517
REIT Multifamily – 0.87%
American Homes 4 Rent Class A	3,515	115,327
AvalonBay Communities	1,499	276,101
Camden Property Trust	1,552	185,386
Equity Residential	30,128	2,025,204
Essex Property Trust	1,363	330,160
Independence Realty Trust	5,792	96,900
Mid-America Apartment Communities	1,006	156,001
NexPoint Residential Trust	99	4,575
UDR	592	24,692
		3,214,346
REIT Office – 0.12%
Boston Properties	372	27,889
City Office REIT	1,024	10,209
Cousins Properties	4,885	114,065
Douglas Emmett	1,227	22,000
Highwoods Properties	4,312	116,251
Kilroy Realty	1,578	66,450
Piedmont Office Realty Trust Class A	7,360	77,722
		434,586
REIT Self-Storage – 0.39%
CubeSmart	1,148	45,989
Extra Space Storage	2,296	396,542
Life Storage	2,415	267,485
National Storage Affiliates Trust	2,695	112,058
Public Storage	2,187	640,376
		1,462,450
REIT Shopping Center – 0.27%
Agree Realty	1,382	93,396
Brixmor Property Group	10,268	189,650
Kimco Realty	8,182	150,631
Kite Realty Group Trust	2,834	48,801
Phillips Edison & Co.	4,514	126,618
Regency Centers	3,141	169,143
Retail Opportunity Investments	10,323	142,044
SITE Centers	6,130	65,652
		985,935
REIT Single Tenant – 0.17%
Four Corners Property Trust	1,944	47,025
Realty Income	4,814	280,175
Spirit Realty Capital	4,375	158,200
STORE Capital	4,367	136,818
		622,218
REIT Specialty – 0.36%
EPR Properties	1,883	67,524
Essential Properties Realty Trust	4,954	96,355
Invitation Homes	11,425	385,822
Iron Mountain	13,614	598,608
Lamar Advertising Class A	908	74,901
Outfront Media	4,849	73,656
WP Carey	627	43,765
		1,340,631

	Number of shares	Value (US $)
Common Stocks (continued)
Utilities – 0.75%
Edison International	28,300	$1,601,214
Vistra	56,574	1,188,054
		2,789,268
Total Common Stocks (cost $202,659,568)		190,624,766

Convertible Preferred Stock – 1.56%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	506	390,789
Algonquin Power & Utilities 7.75% exercise price $18.00, maturity date 6/15/24	7,926	300,158
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	8,156	398,910
Bank of America 7.25% exercise price $50.00 ω	569	667,437
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	25,525	1,170,832
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	11,606	242,681
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω	744	628,680
RBC Bearings 5.00% exercise price $226.60, maturity date 10/15/24	7,231	751,952
UGI 7.25% exercise price $52.57, maturity date 6/1/24	10,146	809,143
Wells Fargo & Co. 7.50% exercise price $156.71 ω	356	428,624
Total Convertible Preferred Stock (cost $6,791,189)		5,789,206

Exchange-Traded Funds – 2.56%
iShares MSCI EAFE ETF	130	7,281
iShares Trust iShares ESG Aware MSCI EAFE ETF	2,270	127,415
Vanguard FTSE Developed Markets ETF	310	11,272
Vanguard Russell 2000 ETF	140,152	9,338,328
Total Exchange-Traded Funds (cost $11,146,408)		9,484,296

Rights – 0.03%
Securitas†	235,120	98,093
Total Rights (cost $162,987)		98,093

Limited Liability Corporation – 2.75%
Sc Hixson Pp<<, =, †, π	7,200,000	10,211,760
Total Limited Liability Corporation (cost $6,273,000)		10,211,760

Short-Term Investments – 2.05%
Money Market Mutual Funds – 2.05%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.76%)	1,907,862	1,907,862
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.74%)	1,907,862	1,907,862
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 2.98%)	1,907,862	1,907,862
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.80%)	1,907,862	1,907,862
Total Short-Term Investments (cost $7,631,448)		7,631,448
Total Value of Securities–99.56% (cost $397,450,796)		$369,709,979

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2022, the aggregate value of Rule 144A securities was $39,491,676, which represents 10.64% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Schedules of investments

Delaware Total Return Fund

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
«	PIK. The first payment of cash and/or principal will be made after September 30, 2022.
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2022, the aggregate value of restricted securities was $10,211,760, which represented 2.75% of the Fund’s net assets. See table below for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Sc Hixson Pp	1/7/20	$6,273,000	$8,470,080

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(9,882)	USD	9,653	10/3/22	$–	$(34)
BNYM	GBP	(10,186)	USD	11,243	10/3/22	–	(130)
JPMCB	EUR	(845,934)	USD	851,882	11/18/22	19,918	–
JPMCB	MXN	(3,941,954)	USD	192,610	11/18/22	–	(1,313)
Total Foreign Currency Exchange Contracts						$19,918	$(1,477)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
8	US Treasury 5 yr Notes	$860,062	$889,745	12/30/22	$–	$(29,683)	$(2,125)
	US Treasury 10 yr
(2)	Notes	(224,125)	(235,730)	12/20/22	11,605	–	781
	US Treasury 10 yr Ultra
(4)	Notes	(473,938)	(501,692)	12/20/22	27,754	–	2,000
	US Treasury Ultra
(2)	Bonds	(274,000)	(300,276)	12/20/22	26,276	–	3,250
Total Futures Contracts			$(147,953)		$65,635	$(29,683)	$3,906

1 See Note 8 in “Notes to financial statements”.

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.

Summary of abbreviations:

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DB – Deutsche Bank

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

EUR – European Monetary Unit

GBP – British Pound Sterling

KZT – Kazakhstani Tenge

MXN – Mexican Peso

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Group® Equity Funds IV (Trust)

September 30, 2022

	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund
Assets:
Investments, at value*	$237,066,165	$862,142,231	$512,855,805	$156,996,118
Cash	10	6	32	—
Foreign currencies, at valueΔ	—	—	—	104,739
Dividends and interest receivable	560,738	2,050,379	735,015	313,242
Receivable for fund shares sold	200,615	635,012	333,514	70,846
Prepaid expenses	27,074	11,382	27,912	26,308
Foreign tax reclaims receivable	—	—	—	1,094,818
Other assets	2,015	7,284	4,766	1,594
Total Assets	237,856,617	864,846,294	513,957,044	158,607,665
Liabilities:
Payable for fund shares redeemed	490,480	1,184,754	697,881	96,402
Other accrued expenses	274,751	809,602	587,902	298,175
Investment management fees payable to affiliates	109,384	423,990	295,923	88,927
Distribution fees payable to affiliates	51,317	187,950	112,777	33,974
Administration expenses payable to affiliates	13,889	34,475	26,245	10,088
Payable for securities purchased	—	—	—	675
Total Liabilities	939,821	2,640,771	1,720,728	528,241
Total Net Assets	$236,916,796	$862,205,523	$512,236,316	$158,079,424

Net Assets Consist of:
Paid-in capital	$224,733,537	$795,902,396	$409,049,586	$192,942,039
Total distributable earnings (loss)	12,183,259	66,303,127	103,186,730	(34,862,615)
Total Net Assets	$236,916,796	$862,205,523	$512,236,316	$158,079,424

	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund
Net Asset Value

Class A:
Net assets	$233,996,490	$857,818,998	$502,948,596	$156,157,326
Shares of beneficial interest outstanding, unlimited authorization, no par	38,306,374	70,256,368	17,603,431	31,767,564
Net asset value per share	$6.11	$12.21	$28.57	$4.92
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$6.48	$12.95	$30.31	$5.22

Institutional Class:
Net assets	$2,904,055	$4,359,656	$2,925,368	$1,906,352
Shares of beneficial interest outstanding, unlimited authorization, no par	471,060	356,534	97,584	362,390
Net asset value per share	$6.16	$12.23	$29.98	$5.26

Class R6:
Net assets	$16,251	$26,869	$6,362,352	$15,746
Shares of beneficial interest outstanding, unlimited authorization, no par	2,664	2,180	209,079	2,952
Net asset value per share	$6.10	$12.33	$30.43	$5.33

*Investments, at cost	$237,874,170	$842,590,608	$453,964,879	$192,004,635
ΔForeign currencies, at cost	—	—	—	102,872

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Group® Equity Funds IV (Trust)

	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Assets:
Investments, at value*	$99,699,853	$56,873,982	$47,257,568	$359,498,219
Investments of affiliated issuers, at value**	—	—	—	10,211,760
Cash	60,236	470,691	—	737,096
Cash collateral due from brokers	—	520,862	—	22,220
Foreign currencies, at valueΔ	—	3,631	—	21,177
Dividends and interest receivable	64,712	50,517	18,271	1,502,318
Receivable for fund shares sold	37,044	103,905	88,068	65,235
Prepaid expenses	26,270	30,577	26,873	28,386
Receivable for securities sold	—	1,096,767	—	220,194
Foreign tax reclaims receivable	—	1,757	—	168,042
Variation margin due from broker on futures contracts	—	44,133	—	3,906
Unrealized appreciation on foreign currency exchange contracts	—	51,532	—	19,918
Other assets	897	489	345	3,373
Total Assets	99,889,012	59,248,843	47,391,125	372,501,844
Liabilities:
Options written, at valueΣ	1,588,729	386,655	6,464,236	—
Other accrued expenses	167,266	150,979	105,497	528,607
Payable for fund shares redeemed	96,517	94,416	101,631	358,265
Investment management fees payable to affiliates	60,842	39,150	18,490	166,912
Distribution fees payable to affiliates	15,354	6,823	3,603	80,318
Administration expenses payable to affiliates	7,585	6,013	5,375	17,464
Payable for securities purchased	—	1,092,737	—	13,329
Unrealized depreciation on foreign currency exchange contracts	—	—	—	1,477
Total Liabilities	1,936,293	1,776,773	6,698,832	1,166,372
Total Net Assets	$97,952,719	$57,472,070	$40,692,293	$371,335,472

Net Assets Consist of:
Paid-in capital	$69,486,958	$58,666,931	$47,335,324	$389,324,392
Total distributable earnings (loss)	28,465,761	(1,194,861)	(6,643,031)	(17,988,920)
Total Net Assets	$97,952,719	$57,472,070	$40,692,293	$371,335,472

	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Net Asset Value

Class A:
Net assets	$69,714,190	$31,348,199	$16,845,999	$369,405,141
Shares of beneficial interest outstanding, unlimited authorization, no par	5,853,388	4,047,622	1,707,211	28,184,920
Net asset value per share	$11.91	$7.74	$9.87	$13.11
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.64	$8.21	$10.47	$13.91

Institutional Class:
Net assets	$28,194,910	$26,110,863	$23,835,820	$1,900,703
Shares of beneficial interest outstanding, unlimited authorization, no par	2,374,626	3,272,443	2,414,356	144,325
Net asset value per share	$11.87	$7.98	$9.87	$13.17

Class R6:
Net assets	$43,619	$13,008	$10,474	$29,628
Shares of beneficial interest outstanding, unlimited authorization, no par	3,689	1,626	2,152	2,242
Net asset value per share	$11.82	$8.00	$4.87	$13.21

*Investments, at cost	$81,147,637	$61,901,758	$46,360,782	$391,177,796
**Investments of affiliated issuers, at cost	—	—	—	6,273,000
ΔForeign currencies, at cost	—	4,105	—	22,790
ΣOptions written, premium received	(3,836,961)	(262,615)	(9,663,539)	—

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Group® Equity Funds IV (Trust)

Year ended September 30, 2022

	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Opportunity Fund	Delaware Global Equity Fund
Investment Income:
Dividends	$8,878,156	$32,110,418	$12,039,861	$5,222,410
Foreign tax withheld	—	—	—	(438,307)
	8,878,156	32,110,418	12,039,861	4,784,103

Expenses:
Management fees	1,825,582	6,331,764	4,697,316	1,768,489
Distribution expenses — Class A	696,638	2,529,407	1,577,644	512,806
Dividend disbursing and transfer agent fees and expenses	382,255	1,378,555	945,453	340,620
Accounting and administration expenses	82,038	182,741	136,428	68,919
Reports and statements to shareholders expenses	42,768	123,056	103,129	46,100
Audit and tax fees	29,042	29,041	29,598	30,782
Legal fees	20,997	69,839	41,429	14,598
Registration fees	15,597	17,096	15,897	15,297
Trustees’ fees and expenses	11,203	40,188	25,355	8,199
Custodian fees	11,173	40,785	24,961	50,467
Other	23,011	59,389	39,451	24,414
	3,140,304	10,801,861	7,636,661	2,880,691
Less expenses waived	(182,784)	(282,669)	(250,366)	(181,757)
Less expenses paid indirectly	(1,632)	(5,120)	(3,476)	(1,525)
Total operating expenses	2,955,888	10,514,072	7,382,819	2,697,409
Net Investment Income (Loss)	5,922,268	21,596,346	4,657,042	2,086,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,647,783	48,422,557	51,411,929	5,044,342
Foreign currencies	—	—	—	(48,664)
Foreign currency exchange contracts	—	—	—	(125,330)
Net realized gain (loss)	15,647,783	48,422,557	51,411,929	4,870,348

Net change in unrealized appreciation (depreciation) on:
Investments	(34,318,225)	(116,688,551)	(115,048,742)	(51,491,478)
Foreign currencies	—	—	—	(120,715)
Foreign currency exchange contracts	—	—	—	285
Net change in unrealized appreciation (depreciation)	(34,318,225)	(116,688,551)	(115,048,742)	(51,611,908)
Net Realized and Unrealized Gain (Loss)	(18,670,442)	(68,265,994)	(63,636,813)	(46,741,560)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,748,174)	$(46,669,648)	$(58,979,771)	$(44,654,866)

See accompanying notes, which are an integral part of the financial statements.

	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Investment Income:
Dividends	$1,991,256	$801,539	$1,177,102	$8,074,731
Interest	—	—	—	4,413,430
Foreign tax withheld	—	(7,932)	—	(86,473)
	1,991,256	793,607	1,177,102	12,401,688

Expenses:
Management fees	958,572	772,121	376,565	2,931,888
Distribution expenses — Class A	217,009	98,786	49,675	1,121,088
Dividend disbursing and transfer agent fees and expenses	205,586	118,961	89,256	696,832
Accounting and administration expenses	58,247	48,629	45,758	103,559
Audit and tax fees	34,545	35,889	33,137	56,599
Reports and statements to shareholders expenses	24,757	21,286	12,062	80,421
Registration fees	14,399	14,699	13,798	15,897
Legal fees	7,285	4,270	3,201	37,656
Custodian fees	4,916	27,732	2,050	51,897
Trustees’ fees and expenses	4,779	2,628	1,855	17,959
Other	14,002	16,947	13,188	43,982
	1,544,097	1,161,948	640,545	5,157,778
Less expenses waived	(56,242)	(176,473)	(96,102)	(262,482)
Less expenses paid indirectly	(931)	(407)	(289)	(2,812)
Total operating expenses	1,486,924	985,068	544,154	4,892,484
Net Investment Income (Loss)	504,332	(191,461)	632,948	7,509,204

Statement of operations

Delaware Group® Equity Funds IV (Trust)

	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$11,643,730	$3,602,183	$2,797,667	$7,894,943
Foreign currencies	—	(9,129)	—	(173,942)
Foreign currency exchange contracts	—	167,001	—	163,644
Futures contracts	—	918,997	—	292,811
Options purchased	—	(429,810)	—	—
Options written	2,707,383	519,902	2,822,360	—
Swap contracts	—	—	—	(62)
Net realized gain (loss)	14,351,113	4,769,144	5,620,027	8,177,394

Net change in unrealized appreciation (depreciation) on:
Investments	(25,347,657)	(15,616,652)	(9,924,422)	(67,977,542)
Affiliated investments	—	—	—	3,938,760
Foreign currencies	—	(592)	—	(24,123)
Foreign currency exchange contracts	—	18,676	—	12,474
Futures contracts	—	555,325	—	(865)
Options purchased	—	436,940	—	—
Options written	1,147,607	(250,516)	2,446,904	—
Swap contracts	—	—	—	4,782
Net change in unrealized appreciation (depreciation)	(24,200,050)	(14,856,819)	(7,477,518)	(64,046,514)
Net Realized and Unrealized Gain (Loss)	(9,848,937)	(10,087,675)	(1,857,491)	(55,869,120)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,344,605)	$(10,279,136)	$(1,224,543)	$(48,359,916)
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Equity Income Fund		Delaware Growth and Income Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,922,268	$6,009,095	$21,596,346	$19,925,283
Net realized gain (loss)	15,647,783	40,762,390	48,422,557	123,986,437
Net change in unrealized appreciation (depreciation)	(34,318,225)	37,952,856	(116,688,551)	150,039,410
Net increase (decrease) in net assets resulting from operations	(12,748,174)	84,724,341	(46,669,648)	293,951,130

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(39,986,710)	(24,457,751)	(118,622,279)	(71,056,321)
Institutional Class	(263,538)	(110,899)	(537,143)	(340,754)
Class R6	(2,860)	(6,268)	(5,005)	(17,294)
	(40,253,108)	(24,574,918)	(119,164,427)	(71,414,369)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,352,553	8,476,289	41,409,588	31,810,651
Institutional Class	2,124,928	1,040,174	2,075,344	2,213,795

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	39,818,488	24,369,427	118,201,561	70,843,149
Institutional Class	263,538	110,899	537,143	340,033
Class R6	2,862	6,268	5,005	17,294
	57,562,369	34,003,057	162,228,641	105,224,922
Cost of shares redeemed:
Class A	(58,870,950)	(107,437,014)	(173,844,829)	(310,857,682)
Institutional Class	(775,551)	(533,493)	(2,234,427)	(2,772,085)
Class R6	(3,576)	(697,843)	(168,044)	(2,667,596)
	(59,650,077)	(108,668,350)	(176,247,300)	(316,297,363)
Decrease in net assets derived from capital share transactions	(2,087,708)	(74,665,293)	(14,018,659)	(211,072,441)
Net Increase (Decrease) in Net Assets	(55,088,990)	(14,515,870)	(179,852,734)	11,464,320

Net Assets:
Beginning of year	292,005,786	306,521,656	1,042,058,257	1,030,593,937
End of year	$236,916,796	$292,005,786	$862,205,523	$1,042,058,257

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Opportunity Fund		Delaware Global Equity Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,657,042	$9,698,314	$2,086,694	$2,665,084
Net realized gain (loss)	51,411,929	41,816,533	4,870,348	23,291,280
Net change in unrealized appreciation (depreciation)	(115,048,742)	209,856,575	(51,611,908)	7,659,377
Net increase (decrease) in net assets resulting from operations	(58,979,771)	261,371,422	(44,654,866)	33,615,741

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(37,289,149)	(5,426,910)	(27,926,187)	(12,688,395)
Institutional Class	(253,207)	(29,402)	(308,721)	(805,368)
Class R6	(2,855)	—	(2,753)	(2,751)
	(37,545,211)	(5,456,312)	(28,237,661)	(13,496,514)

Capital Share Transactions:
Proceeds from shares sold:
Class A	17,239,804	20,796,944	4,454,122	6,700,103
Institutional Class	772,501	1,949,558	461,517	1,481,082
Class R6	7,313,941	26,918	4,931	118,387

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	37,209,160	5,409,732	27,811,296	12,628,543
Institutional Class	253,207	29,402	308,721	805,368
Class R6	2,855	—	2,753	2,751
	62,791,468	28,212,554	33,043,340	21,736,234
Cost of shares redeemed:
Class A	(117,419,214)	(219,420,050)	(37,938,828)	(75,417,284)
Institutional Class	(1,607,411)	(1,476,289)	(13,341,218)	(5,681,192)
Class R6	(286,568)	(1,010,135)	(124,180)	(1,304,516)
	(119,313,193)	(221,906,474)	(51,404,226)	(82,402,992)
Decrease in net assets derived from capital share transactions	(56,521,725)	(193,693,920)	(18,360,886)	(60,666,758)
Net Increase (Decrease) in Net Assets	(153,046,707)	62,221,190	(91,253,413)	(40,547,531)

Net Assets:
Beginning of year	665,283,023	603,061,833	249,332,837	289,880,368
End of year	$512,236,316	$665,283,023	$158,079,424	$249,332,837

See accompanying notes, which are an integral part of the financial statements.

	Delaware Covered Call Strategy Fund		Delaware Hedged U.S. Equity Opportunities Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$504,332	$837,226	$(191,461)	$(279,735)
Net realized gain (loss)	14,351,113	23,594,739	4,769,144	9,961,474
Net change in unrealized appreciation (depreciation)	(24,200,050)	3,327,270	(14,856,819)	790,346
Net increase (decrease) in net assets resulting from operations	(9,344,605)	27,759,235	(10,279,136)	10,472,085

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(293,225)	(677,582)	(4,567,062)	(12,646,227)
Institutional Class	(200,734)	(320,034)	(2,718,430)	(4,921,276)
Class R6	(389)	(978)	(1,592)	(22,403)
	(494,348)	(998,594)	(7,287,084)	(17,589,906)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,018,636	5,000,427	2,831,905	6,493,969
Institutional Class	2,261,053	2,882,027	14,149,641	16,845,480
Class R6	2,437	42,113	—	38,668

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	291,899	673,593	4,536,813	12,579,722
Institutional Class	188,105	296,723	2,718,430	4,921,276
Class R6	389	787	1,592	22,403
	6,762,519	8,895,670	24,238,381	40,901,518
Cost of shares redeemed:
Class A	(23,196,926)	(52,033,124)	(10,596,993)	(24,132,677)
Institutional Class	(6,008,529)	(12,821,056)	(8,328,161)	(14,722,965)
Class R6	(2,510)	(253,701)	(1,294)	(125,139)
	(29,207,965)	(65,107,881)	(18,926,448)	(38,980,781)
Increase (decrease) in net assets derived from capital share transactions	(22,445,446)	(56,212,211)	5,311,933	1,920,737
Net Decrease in Net Assets	(32,284,399)	(29,451,570)	(12,254,287)	(5,197,084)

Net Assets:
Beginning of year	130,237,118	159,688,688	69,726,357	74,923,441
End of year	$97,952,719	$130,237,118	$57,472,070	$69,726,357

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Group® Equity Funds IV (Trust)

	Delaware Premium Income Fund		Delaware Total Return Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$632,948	$896,675	$7,509,204	$8,052,340
Net realized gain (loss)	5,620,027	(6,008,017)	8,177,394	66,531,942
Net change in unrealized appreciation (depreciation)	(7,477,518)	11,534,361	(64,046,514)	33,743,111
Net increase (decrease) in net assets resulting from operations	(1,224,543)	6,423,019	(48,359,916)	108,327,393

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(235,057)	(403,701)	(66,753,234)	(10,186,083)
Institutional Class	(393,307)	(491,110)	(193,053)	(25,842)
Class R6	(501)	(1,540)	(5,008)	(3,194)
	(628,865)	(896,351)	(66,951,295)	(10,215,119)

Capital Share Transactions:
Proceeds from shares sold:
Class A	863,393	947,867	16,574,089	19,064,709
Institutional Class	5,356,097	5,013,875	1,503,765	1,197,743
Class R6	—	—	1,249	1,596

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	233,351	399,834	66,447,123	10,098,032
Institutional Class	383,963	459,186	193,053	25,842
Class R6	501	1,412	5,008	3,194
	6,837,305	6,822,174	84,724,287	30,391,116
Cost of shares redeemed:
Class A	(5,518,580)	(13,596,508)	(87,505,956)	(188,287,340)
Institutional Class	(7,031,768)	(14,741,378)	(783,363)	(790,311)
Class R6	(4,866)	(22,568)	(29,804)	(735,529)
	(12,555,214)	(28,360,454)	(88,319,123)	(189,813,180)
Decrease in net assets derived from capital share transactions	(5,717,909)	(21,538,280)	(3,594,836)	(159,422,064)
Net Decrease in Net Assets	(7,571,317)	(16,011,612)	(118,906,047)	(61,309,790)

Net Assets:
Beginning of year	48,263,610	64,275,222	490,241,519	551,551,309
End of year	$40,692,293	$48,263,610	$371,335,472	$490,241,519

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Equity Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$7.52		$6.24	$9.68	$11.09	$10.71

Income (loss) from investment operations:
Net investment income[2]	0.15		0.14	0.11	0.15	0.26
Net realized and unrealized gain (loss)	(0.48)		1.69	(0.51)	(0.16)	0.65
Total from investment operations	(0.33)		1.83	(0.40)	(0.01)	0.91

Less dividends and distributions from:
Net investment income	(0.20)		(0.10)	(0.13)	(0.26)	(0.17)
Net realized gain	(0.88)		(0.45)	(2.91)	(1.14)	(0.36)
Total dividends and distributions	(1.08)		(0.55)	(3.04)	(1.40)	(0.53)

Net asset value, end of period	$6.11		$7.52	$6.24	$9.68	$11.09

Total return[3]	(5.81%	)[4]	30.49% [4]	(7.89% )	1.83%	8.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$233,997		$290,191	$304,917	$468,634	$545,810
Ratio of expenses to average net assets[5]	1.05%		1.12%	1.16%	1.19%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.12%		1.13%	1.16%	1.19%	1.20%
Ratio of net investment income to average net assets	2.11%		1.90%	1.56%	1.58%	2.42%
Ratio of net investment income to average net assets prior to fees waived	2.04%		1.89%	1.56%	1.58%	2.42%
Portfolio turnover	23%		57%	114% [6]	39%	35%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Equity Income Fund were reorganized into Class A shares of Delaware Equity Income Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Equity Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$7.58		$6.28	$9.73		$11.16	$10.77

Income (loss) from investment operations:
Net investment income[2]	0.18		0.16	0.13		0.20	0.31
Net realized and unrealized gain (loss)	(0.50)		1.71	(0.53)		(0.20)	0.65
Total from investment operations	(0.32)		1.87	(0.40)		—	0.96

Less dividends and distributions from:
Net investment income	(0.22)		(0.12)	(0.14)		(0.29)	(0.21)
Net realized gain	(0.88)		(0.45)	(2.91)		(1.14)	(0.36)
Total dividends and distributions	(1.10)		(0.57)	(3.05)		(1.43)	(0.57)

Net asset value, end of period	$6.16		$7.58	$6.28		$9.73	$11.16

Total return[3]	(5.64%	)[4]	30.91% [4]	(7.72%	)[4]	1.97%	9.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,904		$1,794	$926		$1,786	$80,387
Ratio of expenses to average net assets[5]	0.79%		0.85%	0.89%		0.86%	0.85%
Ratio of expenses to average net assets prior to fees waived[5]	0.87%		0.88%	0.94%		0.86%	0.85%
Ratio of net investment income to average net assets	2.48%		2.21%	1.86%		2.08%	2.79%
Ratio of net investment income to average net assets prior to fees waived	2.40%		2.18%	1.81%		2.08%	2.79%
Portfolio turnover	23%		57%	114%	[6]	39%	35%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Equity Income Fund were reorganized into Institutional Class shares of Delaware Equity Income Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Equity Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$7.51		$6.23	$9.67		$11.12	$10.72

Income (loss) from investment operations:
Net investment income[2]	0.17		0.16	0.14		0.19	0.31
Net realized and unrealized gain (loss)	(0.48)		1.69	(0.52)		(0.17)	0.66
Total from investment operations	(0.31)		1.85	(0.38)		0.02	0.97

Less dividends and distributions from:
Net investment income	(0.22)		(0.12)	(0.15)		(0.33)	(0.21)
Net realized gain	(0.88)		(0.45)	(2.91)		(1.14)	(0.36)
Total dividends and distributions	(1.10)		(0.57)	(3.06)		(1.47)	(0.57)

Net asset value, end of period	$6.10		$7.51	$6.23		$9.67	$11.12

Total return[3]	(5.50%	)[4]	30.91% [4]	(7.54%	)[4]	2.18%	9.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16		$21	$679		$1,411	$2,499
Ratio of expenses to average net assets[5]	0.74%		0.81%	0.82%		0.81%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%		0.82%	0.88%		0.81%	0.80%
Ratio of net investment income to average net assets	2.43%		2.46%	1.92%		1.94%	2.81%
Ratio of net investment income to average net assets prior to fees waived	2.37%		2.45%	1.86%		1.94%	2.81%
Portfolio turnover	23%		57%	114%	[6]	39%	35%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund Delaware Equity Income Fund were reorganized into Class R6 shares of Delaware Equity Income Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Growth and Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$14.62		$11.94	$19.85	$24.41	$23.30

Income (loss) from investment operations:
Net investment income[2]	0.30		0.25	0.23	0.27	0.26
Net realized and unrealized gain (loss)	(0.99)		3.34	(0.95)	(0.54)	2.11
Total from investment operations	(0.69)		3.59	(0.72)	(0.27)	2.37

Less dividends and distributions from:
Net investment income	(0.37)		(0.21)	(0.25)	(0.27)	(0.32)
Net realized gain	(1.35)		(0.70)	(6.94)	(4.02)	(0.94)
Total dividends and distributions	(1.72)		(0.91)	(7.19)	(4.29)	(1.26)

Net asset value, end of period	$12.21		$14.62	$11.94	$19.85	$24.41

Total return[3]	(5.81%	)[4]	30.89%	(7.99% )	2.02%	10.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$857,819		$1,037,062	$1,023,821	$1,464,393	$1,653,563
Ratio of expenses to average net assets[5]	1.04%		1.07%	1.10%	1.13%	1.14%
Ratio of expenses to average net assets prior to fees waived[5]	1.06%		1.07%	1.10%	1.13%	1.14%
Ratio of net investment income to average net assets	2.13%		1.82%	1.71%	1.37%	1.08%
Ratio of net investment income to average net assets prior to fees waived	2.10%		1.82%	1.71%	1.37%	1.08%
Portfolio turnover	23%		51%	113% [6]	55%	34%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Class A shares of Delaware Growth and Income Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Growth and Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$14.64		$11.99	$19.87		$24.58	$23.46

Income (loss) from investment operations:
Net investment income[2]	0.34		0.29	0.30		0.33	0.35
Net realized and unrealized gain (loss)	(0.99)		3.34	(0.98)		(0.55)	2.11
Total from investment operations	(0.65)		3.63	(0.68)		(0.22)	2.46

Less dividends and distributions from:
Net investment income	(0.41)		(0.28)	(0.26)		(0.47)	(0.40)
Net realized gain	(1.35)		(0.70)	(6.94)		(4.02)	(0.94)
Total dividends and distributions	(1.76)		(0.98)	(7.20)		(4.49)	(1.34)

Net asset value, end of period	$12.23		$14.64	$11.99		$19.87	$24.58

Total return[3]	(5.54%	)[4]	31.19%	(7.68%	)[4]	2.26%	10.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,360		$4,804	$4,063		$21,597	$142,220
Ratio of expenses to average net assets[5]	0.78%		0.82%	0.85%		0.83%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.81%		0.82%	0.86%		0.83%	0.79%
Ratio of net investment income to average net assets	2.41%		2.08%	1.98%		1.66%	1.44%
Ratio of net investment income to average net assets prior to fees waived	2.38%		2.08%	1.97%		1.66%	1.44%
Portfolio turnover	23%		51%	113%	[6]	55%	34%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Institutional Class shares of Delaware Growth and Income Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Growth and Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$14.72	$12.01	$19.92		$24.52	$23.39

Income (loss) from investment operations:
Net investment income[2]	0.37	0.30	0.29		0.35	0.36
Net realized and unrealized gain (loss)	(1.01)	3.35	(0.96)		(0.56)	2.12
Total from investment operations	(0.64)	3.65	(0.67)		(0.21)	2.48

Less dividends and distributions from:
Net investment income	(0.40)	(0.24)	(0.30)		(0.37)	(0.41)
Net realized gain	(1.35)	(0.70)	(6.94)		(4.02)	(0.94)
Total dividends and distributions	(1.75)	(0.94)	(7.24)		(4.39)	(1.35)

Net asset value, end of period	$12.33	$14.72	$12.01		$19.92	$24.52

Total return[3]	(5.45% )	31.25% [4]	(7.63%	)[4]	2.34%	10.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27	$192	$2,710		$5,597	$11,067
Ratio of expenses to average net assets[5]	0.73%	0.75%	0.76%		0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.73%	0.76%	0.81%		0.75%	0.74%
Ratio of net investment income to average net assets	2.57%	2.29%	2.07%		1.75%	1.49%
Ratio of net investment income to average net assets prior to fees waived	2.57%	2.28%	2.02%		1.75%	1.49%
Portfolio turnover	23%	51%	113%	[6]	55%	34%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Growth & Income Fund were reorganized into Class R6 shares of Delaware Growth and Income Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Opportunity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$33.94		$23.26	$37.79		$42.06	$41.86

Income (loss) from investment operations:
Net investment income[2]	0.25		0.43	0.16		0.12	0.39
Net realized and unrealized gain (loss)	(3.64)		10.48	(3.01)		(0.60)	2.31
Total from investment operations	(3.39)		10.91	(2.85)		(0.48)	2.70

Less dividends and distributions from:
Net investment income	(0.39)		(0.23)	(0.24)		(0.38)	(0.12)
Net realized gain	(1.59)		—	(11.44)		(3.41)	(2.38)
Total dividends and distributions	(1.98)		(0.23)	(11.68)		(3.79)	(2.50)

Net asset value, end of period	$28.57		$33.94	$23.26		$37.79	$42.06

Total return[3]	(10.87%	)[4]	47.10% [4]	(13.31%	)[4]	0.80%	6.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$502,949		$660,973	$599,543		$915,339	$1,010,312
Ratio of expenses to average net assets[5]	1.16%		1.20%	1.21%		1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%		1.20%	1.24%		1.20%	1.20%
Ratio of net investment income to average net assets	0.73%		1.40%	0.62%		0.32%	0.93%
Ratio of net investment income to average net assets prior to fees waived	0.69%		1.40%	0.59%		0.32%	0.93%
Portfolio turnover	17%		13%	120%	[6]	47%	35%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Opportunity Fund were reorganized into Class A shares of Delaware Opportunity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Opportunity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$35.58		$24.37	$38.75		$42.91	$42.56

Income (loss) from investment operations:
Net investment income[2]	0.35		0.52	0.24		0.23	0.61
Net realized and unrealized gain (loss)	(3.80)		10.99	(3.18)		(0.58)	2.27
Total from investment operations	(3.45)		11.51	(2.94)		(0.35)	2.88

Less dividends and distributions from:
Net investment income	(0.56)		(0.30)	—		(0.40)	(0.15)
Net realized gain	(1.59)		—	(11.44)		(3.41)	(2.38)
Total dividends and distributions	(2.15)		(0.30)	(11.44)		(3.81)	(2.53)

Net asset value, end of period	$29.98		$35.58	$24.37		$38.75	$42.91

Total return[3]	(10.61%	)[4]	47.50% [4]	(13.04%	)[4]	1.14	6.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,925		$4,083	$2,490		$10,325	$149,481
Ratio of expenses to average net assets[5]	0.90%		0.90%	0.95%		0.92%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%		0.95%	1.04%		0.92%	0.89%
Ratio of net investment income to average net assets	0.99%		1.59%	0.83%		0.62%	1.42%
Ratio of net investment income to average net assets prior to fees waived	0.94%		1.54%	0.74%		0.62%	1.42%
Portfolio turnover	17%		13%	120%	[6]	47%	35%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Opportunity Fund were reorganized into Institutional Class shares of Delaware Opportunity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Opportunity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21		9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$35.51		$24.04		$38.71		$42.87	$42.49

Income (loss) from investment operations:
Net investment income[2]	0.59		0.54		0.28		0.27	0.59
Net realized and unrealized gain (loss)	(4.08)		10.93		(3.11)		(0.59)	2.33
Total from investment operations	(3.49)		11.47		(2.83)		(0.32)	2.92

Less dividends and distributions from:
Net investment income	—		—		(0.40)		(0.43)	(0.16)
Net realized gain	(1.59)		—		(11.44)		(3.41)	(2.38)
Total dividends and distributions	(1.59)		—		(11.84)		(3.84)	(2.54)

Net asset value, end of period	$30.43		$35.51		$24.04		$38.71	$42.87

Total return[3]	(10.50%	)[4]	47.71%	[4]	(12.93%	)[4]	1.23%	6.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,362		$227		$1,029		$2,338	$5,793
Ratio of expenses to average net assets[5]	0.78%		0.78%		0.79%		0.78%	0.77%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%		0.88%		0.95%		0.78%	0.77%
Ratio of net investment income to average net assets	1.84%		1.75%		1.00%		0.73%	1.38%
Ratio of net investment income to average net assets prior to fees waived	1.67%		1.65%		0.84%		0.73%	1.38%
Portfolio turnover	17%		13%		120%	[6]	47%	35%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Opportunity Fund were reorganized into Class R6 shares of Delaware Opportunity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]	9/30/19		9/30/18
Net asset value, beginning of period	$7.13		$6.67	$7.50	$8.81		$8.60

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06		0.07	0.06	0.04		(0.01)
Net realized and unrealized gain (loss)	(1.39)		0.73	0.23	(0.35)		0.89
Total from investment operations	(1.33)		0.80	0.29	(0.31)		0.88

Less dividends and distributions from:
Net investment income	(0.07)		(0.07)	(0.08)	—		(0.04)
Net realized gain	(0.81)		(0.27)	(1.04)	(1.00)		(0.63)
Total dividends and distributions	(0.88)		(0.34)	(1.12)	(1.00)		(0.67)

Net asset value, end of period	$4.92		$7.13	$6.67	$7.50		$8.81

Total return[3]	(21.35%	)[4]	12.11%	3.89% [4]	(1.48%	)[4]	10.69% [4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$156,157		$233,850	$271,088	$344,592		$393,697
Ratio of expenses to average net assets[5]	1.30%		1.36%	1.41%	1.44%		1.43%
Ratio of expenses to average net assets prior to fees waived[5]	1.39%		1.36%	1.42%	1.46%		1.48%
Ratio of net investment income (loss) to average net assets	1.00%		0.94%	0.86%	0.55%		(0.16% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.91%		0.94%	0.85%	0.53%		(0.21% )
Portfolio turnover	30%		34%	128%	119%		132%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Global Fund were reorganized into Class A shares of Delaware Global Equity Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$7.48	$6.97	$7.74	$9.03	$8.78

Income (loss) from investment operations:
Net investment income[2]	0.07	0.09	0.07	0.07	0.02
Net realized and unrealized gain (loss)	(1.48)	0.77	0.25	(0.36)	0.91
Total from investment operations	(1.41)	0.86	0.32	(0.29)	0.93

Less dividends and distributions from:
Net investment income	—	(0.08)	(0.05)	—	(0.05)
Net realized gain	(0.81)	(0.27)	(1.04)	(1.00)	(0.63)
Total dividends and distributions	(0.81)	(0.35)	(1.09)	(1.00)	(0.68)

Net asset value, end of period	$5.26	$7.48	$6.97	$7.74	$9.03

Total return[3]	(21.24% )	12.54%	4.24%	(1.20% )	11.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,906	$15,345	$17,475	$75,077	$228,234
Ratio of expenses to average net assets[4]	1.03%	1.07%	1.09%	1.09%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.12%	1.11%	1.18%	1.11%	1.10%
Ratio of net investment income to average net assets	1.08%	1.24%	0.93%	0.95%	0.25%
Ratio of net investment income to average net assets prior to fees waived	0.99%	1.20%	0.84%	0.93%	0.20%
Portfolio turnover	30%	34%	128%	119%	132%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Global Fund were reorganized into Institutional Class shares of Delaware Global Equity Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$7.58	$6.98	$7.80	$9.08	$8.82

Income (loss) from investment operations:
Net investment income[2]	0.07	0.02	0.08	0.07	0.03
Net realized and unrealized gain (loss)	(1.50)	0.85	0.25	(0.35)	0.91
Total from investment operations	(1.43)	0.87	0.33	(0.28)	0.94

Less dividends and distributions from:
Net investment income	(0.01)	—	(0.11)	—	(0.05)
Net realized gain	(0.81)	(0.27)	(1.04)	(1.00)	(0.63)
Total dividends and distributions	(0.82)	(0.27)	(1.15)	(1.00)	(0.68)

Net asset value, end of period	$5.33	$7.58	$6.98	$7.80	$9.08

Total return[3]	(21.21% )	12.61%	4.32%	(1.08% )	11.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16	$138	$1,317	$1,946	$4,419
Ratio of expenses to average net assets[4]	0.98%	1.02%	1.03%	1.02%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.05%	1.05%	1.13%	1.04%	1.05%
Ratio of net investment income to average net assets	0.97%	0.31%	1.21%	0.95%	0.29%
Ratio of net investment income to average net assets prior to fees waived	0.90%	0.28%	1.11%	0.93%	0.24%
Portfolio turnover	30%	34%	128%	119%	132%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Global Fund were reorganized into Class R6 shares of Delaware Global Equity Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Covered Call Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$13.12	$10.99	$11.81	$11.83	$11.18

Income (loss) from investment operations:
Net investment income[2]	0.05	0.06	0.13	0.12	0.11
Net realized and unrealized gain (loss)	(1.21)	2.14	(0.82)	(0.02)	0.64
Total from investment operations	(1.16)	2.20	(0.69)	0.10	0.75

Less dividends and distributions from:
Net investment income	(0.05)	(0.07)	(0.13)	(0.12)	(0.10)
Total dividends and distributions	(0.05)	(0.07)	(0.13)	(0.12)	(0.10)

Net asset value, end of period	$11.91	$13.12	$10.99	$11.81	$11.83

Total return[3]	(8.88% )	20.11%	(5.75% )	0.97%	6.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,714	$95,583	$121,566	$211,777	$237,103
Ratio of expenses to average net assets[4]	1.31%	1.31%	1.32%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.35%	1.37%	1.28%	1.28%
Ratio of net investment income to average net assets	0.35%	0.51%	1.15%	1.11%	0.95%
Ratio of net investment income to average net assets prior to fees waived	0.30%	0.47%	1.10%	1.13%	0.97%
Portfolio turnover	12%	41%	49%	34%	107%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Class A shares of Delaware Covered Call Strategy Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Covered Call Strategy Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$13.08	$10.96	$11.78	$11.80	$11.16

Income (loss) from investment operations:
Net investment income[2]	0.08	0.09	0.15	0.16	0.14
Net realized and unrealized gain (loss)	(1.21)	2.14	(0.81)	(0.02)	0.64
Total from investment operations	(1.13)	2.23	(0.66)	0.14	0.78

Less dividends and distributions from:
Net investment income	(0.08)	(0.11)	(0.16)	(0.16)	(0.14)
Total dividends and distributions	(0.08)	(0.11)	(0.16)	(0.16)	(0.14)

Net asset value, end of period	$11.87	$13.08	$10.96	$11.78	$11.80

Total return[3]	(8.67% )	20.40%	(5.54% )	1.25%	7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,195	$34,606	$37,887	$66,252	$114,275
Ratio of expenses to average net assets[4]	1.06%	1.07%	1.10%	1.00%	0.97%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.10%	1.12%	0.96%	1.03%
Ratio of net investment income to average net assets	0.61%	0.75%	1.38%	1.41%	1.25%
Ratio of net investment income to average net assets prior to fees waived	0.56%	0.72%	1.36%	1.45%	1.19%
Portfolio turnover	12%	41%	49%	34%	107%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Institutional Class shares of Delaware Covered Call Strategy Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Covered Call Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$13.03	$10.91	$11.69	$11.72	$11.17

Income (loss) from investment operations:
Net investment income[2]	0.11	0.12	0.18	0.17	0.16
Net realized and unrealized gain (loss)	(1.21)	2.12	(0.81)	(0.02)	0.63
Total from investment operations	(1.10)	2.24	(0.63)	0.15	0.79

Less dividends and distributions from:
Net investment income	(0.11)	(0.12)	(0.15)	(0.18)	(0.24)
Total dividends and distributions	(0.11)	(0.12)	(0.15)	(0.18)	(0.24)

Net asset value, end of period	$11.82	$13.03	$10.91	$11.69	$11.72

Total return[3]	(8.51% )	20.57%	(5.30% )	1.42%	7.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44	$48	$236	$1,477	$2,913
Ratio of expenses to average net assets[4]	0.88%	0.88%	0.89%	0.87%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	1.02%	1.07%	0.90%	0.89%
Ratio of net investment income to average net assets	0.80%	1.02%	1.64%	1.54%	1.38%
Ratio of net investment income to average net assets prior to fees waived	0.65%	0.88%	1.46%	1.51%	1.33%
Portfolio turnover	12%	41%	49%	34%	107%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Covered Call Strategy Fund were reorganized into Class R6 shares of Delaware Covered Call Strategy Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Hedged U.S. Equity Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$10.20	$11.61	$12.36	$11.90	$10.77

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.05)	(0.02)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(1.35)	1.55	1.23	0.68	1.16
Total from investment operations	(1.39)	1.50	1.21	0.67	1.13

Less dividends and distributions from:
Net investment income	—	—	(0.05)	—	—
Net realized gain	(1.07)	(2.91)	(1.91)	(0.21)	—
Total dividends and distributions	(1.07)	(2.91)	(1.96)	(0.21)	—

Net asset value, end of period	$7.74	$10.20	$11.61	$12.36	$11.90

Total return[3]	(15.48% )	14.35%	10.91%	5.92%	10.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,348	$45,084	$55,603	$78,297	$66,746
Ratio of expenses to average net assets[4]	1.58%	1.64%	1.66%	1.75%	1.75%
Ratio of expenses to average net assets prior to fees waived[4]	1.83%	1.80%	1.85%	1.68%	1.76%
Ratio of net investment loss to average net assets	(0.41% )	(0.48% )	(0.14% )	(0.05% )	(0.22%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.66% )	(0.64% )	(0.33% )	0.02%	(0.23%	)
Portfolio turnover	70%	60%	109%	124%	56%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class A shares of Delaware Hedged U.S. Equity Opportunities Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22	9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$10.45	$11.79	$12.48	$11.99	$10.81

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.02)	0.02	0.03	0.02
Net realized and unrealized gain (loss)	(1.39)	1.59	1.25	0.67	1.16
Total from investment operations	(1.40)	1.57	1.27	0.70	1.18

Less dividends and distributions from:
Net investment income	—	—	(0.05)	— [3]	—
Net realized gain	(1.07)	(2.91)	(1.91)	(0.21)	—
Total dividends and distributions	(1.07)	(2.91)	(1.96)	(0.21)	—

Net asset value, end of period	$7.98	$10.45	$11.79	$12.48	$11.99

Total return[4]	(15.17% )	14.79%	11.28%	6.14%	10.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,111	$24,625	$19,229	$44,543	$94,955
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.33%	1.42%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.59%	1.56%	1.62%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets	(0.10% )	(0.15% )	0.21%	0.27%	0.16%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.39% )	(0.41% )	(0.08% )	0.30%	0.18%
Portfolio turnover	70%	60%	109%	124%	56%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Institutional Class shares of Delaware Hedged U.S. Equity Opportunities Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Hedged U.S. Equity Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21		9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$10.47		$11.80		$12.53	$12.01	$10.82

Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(1.40)		1.58		1.24	0.69	1.17
Total from investment operations	(1.40)		1.58		1.28	0.73	1.19

Less dividends and distributions from:
Net investment income	—		—		(0.10)	— [3]	—
Net realized gain	(1.07)		(2.91)		(1.91)	(0.21)	—
Total dividends and distributions	(1.07)		(2.91)		(2.01)	(0.21)	—

Net asset value, end of period	$8.00		$10.47		$11.80	$12.53	$12.01

Total return[4]	(15.14%	)	14.92%		11.41%	6.39%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13		$17		$91	$341	$574
Ratio of expenses to average net assets[5]	1.20%		1.20%		1.23%	1.31%	1.31%
Ratio of expenses to average net assets prior to fees waived	1.49%		1.49%		1.57%	1.30%	1.39%
Ratio of net investment income (loss) to average net assets	(0.02%	)	(0.05%	)	0.31%	0.37%	0.21%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.31%	)	(0.34%	)	(0.03% )	0.38%	0.13%
Portfolio turnover	70%		60%		109%	124%	56%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class R6 shares of Delaware Hedged U.S. Equity Opportunities Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Premium Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				4/2/18[1] to
	9/30/22	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$10.32	$9.36	$10.14	$10.26	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.12	0.16	0.21	0.18	0.08
Net realized and unrealized gain (loss)	(0.44)	0.96	(0.65)	0.05	0.23
Total from investment operations	(0.32)	1.12	(0.44)	0.23	0.31

Less dividends and distributions from:
Net investment income	(0.13)	(0.16)	(0.21)	(0.17)	(0.05)
Net realized gain	—	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.13)	(0.16)	(0.34)	(0.35)	(0.05)

Net asset value, end of period	$9.87	$10.32	$9.36	$10.14	$10.26

Total return[4]	(3.18% )	11.96%	(4.24% )	2.33%	3.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,846	$22,015	$31,472	$60,830	$41,688
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[5]	1.50%	1.49%	1.44%	1.35%	2.07%
Ratio of net investment income to average net assets	1.20%	1.55%	2.19%	1.74%	1.57%
Ratio of net investment income to average net assets prior to fees waived	1.00%	1.36%	2.05%	1.69%	0.80%
Portfolio turnover	23%	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Class A shares of the predecessor fund First Investors Premium Income Fund were reorganized into Class A shares of Delaware Premium Income Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Premium Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				4/2/18[1] to
	9/30/22	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$10.33	$9.37	$10.16	$10.26	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.18	0.23	0.20	0.10
Net realized and unrealized gain (loss)	(0.46)	0.96	(0.65)	0.07	0.22
Total from investment operations	(0.31)	1.14	(0.42)	0.27	0.32

Less dividends and distributions from:
Net investment income	(0.15)	(0.18)	(0.24)	(0.19)	(0.06)
Net realized gain	—	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.15)	(0.18)	(0.37)	(0.37)	(0.06)

Net asset value, end of period	$9.87	$10.33	$9.37	$10.16	$10.26

Total return[4]	(3.03% )	12.27%	(4.05% )	2.67%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,836	$26,233	$32,769	$67,844	$34,170
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.05%	1.05%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.26%	1.24%	1.19%	1.10%	1.52%
Ratio of net investment income to average net assets	1.45%	1.80%	2.45%	1.98%	1.86%
Ratio of net investment income to average net assets prior to fees waived	1.24%	1.61%	2.31%	1.93%	1.36%
Portfolio turnover	23%	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Premium Income Fund were reorganized into Institutional Class shares of Delaware Premium Income Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Premium Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				4/2/18[1] to
	9/30/22	9/30/21	9/30/20[2]	9/30/19	9/30/18
Net asset value, beginning of period	$5.23	$4.87	$5.53	$10.16	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.08	0.10	0.13	0.20	0.10
Net realized and unrealized gain (loss)	(0.22)	0.50	(0.37)	(0.27)	0.23
Total from investment operations	(0.14)	0.60	(0.24)	(0.07)	0.33

Less dividends and distributions from:
Net investment income	(0.22)	(0.24)	(0.29)	(4.38)	(0.17)
Net realized gain	—	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.22)	(0.24)	(0.42)	(4.56)	(0.17)

Net asset value, end of period	$4.87	$5.23	$4.87	$5.53	$10.16

Total return[4]	(2.88% )	12.54%	(3.95% )	2.90%	3.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$16	$34	$29	$3,877
Ratio of expenses to average net assets[5]	0.90%	0.90%	0.90%	0.90%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.16%	1.17%	1.13%	1.05%	1.88%
Ratio of net investment income to average net assets	1.59%	1.95%	2.63%	2.06%	1.88%
Ratio of net investment income to average net assets prior to fees waived	1.33%	1.68%	2.40%	1.91%	0.89%
Portfolio turnover	23%	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Premium Income Fund were reorganized into Class R6 shares of Delaware Premium Income Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Total Return Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$17.17		$14.37	$19.03		$20.22	$19.88

Income (loss) from investment operations:
Net investment income[2]	0.26		0.24	0.29		0.28	0.31
Net realized and unrealized gain (loss)	(1.90)		2.87	(0.88)		0.39	0.74
Total from investment operations	(1.64)		3.11	(0.59)		0.67	1.05

Less dividends and distributions from:
Net investment income	(0.27)		(0.31)	(0.33)		(0.34)	(0.36)
Net realized gain	(2.15)		—	(3.73)		(1.52)	(0.35)
Return of capital	—		—	(0.01)		—	—
Total dividends and distributions	(2.42)		(0.31)	(4.07)		(1.86)	(0.71)

Net asset value, end of period	$13.11		$17.17	$14.37		$19.03	$20.22

Total return[3]	(11.57%	)[4]	21.77%	(4.48%	)[4]	4.58%	5.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$369,405		$488,792	$550,020		$800,910	$889,473
Ratio of expenses to average net assets[5]	1.09%		1.13%	1.16%		1.17%	1.18%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%		1.13%	1.17%		1.17%	1.18%
Ratio of net investment income to average net assets	1.67%		1.50%	1.89%		1.50%	1.55%
Ratio of net investment income to average net assets prior to fees waived	1.62%		1.50%	1.88%		1.50%	1.55%
Portfolio turnover	57%		94%	151%	[6]	59%	53%

[1]	On October 4, 2019, Class A shares of the predecessor fund First Investors Total Return Fund were reorganized into Class A shares of Delaware Total Return Fund. The Class A shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]	9/30/19	9/30/18
Net asset value, beginning of period	$17.24		$14.43	$19.10	$20.32	$19.98

Income (loss) from investment operations:
Net investment income[2]	0.30		0.28	0.33	0.34	0.37
Net realized and unrealized gain (loss)	(1.91)		2.88	(0.90)	0.40	0.75
Total from investment operations	(1.61)		3.16	(0.57)	0.74	1.12

Less dividends and distributions from:
Net investment income	(0.31)		(0.35)	(0.36)	(0.44)	(0.43)
Net realized gain	(2.15)		—	(3.73)	(1.52)	(0.35)
Return of capital	—		—	(0.01)	—	—
Total dividends and distributions	(2.46)		(0.35)	(4.10)	(1.96)	(0.78)

Net asset value, end of period	$13.17		$17.24	$14.43	$19.10	$20.32

Total return[3]	(11.36%	)[4]	22.06%	(4.29% )	4.93%	5.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,901		$1,388	$769	$1,166	$1,006
Ratio of expenses to average net assets[5]	0.83%		0.88%	0.90%	0.85%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.90%		0.88%	0.90%	0.85%	0.84%
Ratio of net investment income to average net assets	1.98%		1.68%	2.12%	1.80%	1.83%
Ratio of net investment income to average net assets prior to fees waived	1.91%		1.68%	2.12%	1.80%	1.83%
Portfolio turnover	57%		94%	151% [6]	59%	53%

[1]	On October 4, 2019, Advisor Class shares of the predecessor fund First Investors Total Return Fund were reorganized into Institutional Class shares of Delaware Total Return Fund. The Institutional Class shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Advisor Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Total Return Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	9/30/22		9/30/21	9/30/20[1]		9/30/19	9/30/18
Net asset value, beginning of period	$17.29		$14.47	$19.14		$20.38	$20.05

Income (loss) from investment operations:
Net investment income[2]	0.30		0.34	0.35		0.35	0.40
Net realized and unrealized gain (loss)	(1.92)		2.85	(0.90)		0.41	0.74
Total from investment operations	(1.62)		3.19	(0.55)		0.76	1.14

Less dividends and distributions from:
Net investment income	(0.31)		(0.37)	(0.39)		(0.48)	(0.46)
Net realized gain	(2.15)		—	(3.73)		(1.52)	(0.35)
Return of capital	—		—	—	[3]	—	—
Total dividends and distributions	(2.46)		(0.37)	(4.12)		(2.00)	(0.81)

Net asset value, end of period	$13.21		$17.29	$14.47		$19.14	$20.38

Total return[4]	(11.36%	)[5]	22.23% [5]	(4.17%	)[5]	5.06%	5.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29		$62	$762		$1,976	$34,555
Ratio of expenses to average net assets[6]	0.79%		0.79%	0.81%		0.79%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.83%		0.82%	0.89%		0.79%	0.77%
Ratio of net investment income to average net assets	1.92%		2.16%	2.23%		1.86%	1.96%
Ratio of net investment income to average net assets prior to fees waived	1.88%		2.13%	2.15%		1.86%	1.96%
Portfolio turnover	57%		94%	151%	[7]	59%	53%

[1]	On October 4, 2019, Institutional Class shares of the predecessor fund First Investors Total Return Fund were reorganized into Class R6 shares of Delaware Total Return Fund. The Class R6 shares’ financial highlights for the periods prior to October 4, 2019, reflect the performance of the predecessor fund’s Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

September 30, 2022

Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 11 series. These financial statements and the related notes pertain to eight funds listed below (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Global Equity Fund, are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Global Equity Fund is considered nondiversified. The Funds offer Class A, Institutional Class and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Institutional Class and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the oversight of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. On behalf of the Fund, Delaware Management Company (DMC, and the Fund’s investment manager) may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, DMC (on behalf of the Funds) may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value by DMC using procedures approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

1. Significant Accounting Policies (continued)

each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2022, and for all open tax years (years ended September 30, 2019-September 30, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

To Be Announced Trades (TBA) — Delaware Total Return Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’

understanding of the applicable country’s tax rules and rates. Delaware Total Return Fund declares and pays dividends monthly. Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Covered Call Strategy Fund, and Delaware Premium Income Fund declare and pay dividends quarterly. Delaware Opportunity Fund, Delaware Global Equity Fund, and Delaware Hedged U.S. Equity Opportunities Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

	On the first $500 million	On the next $500 million	On the next $1.5 billion	In excess of $2.5 billion
Delaware Equity Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Growth and Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Opportunity Fund	0.750%	0.700%	0.650%	0.600%
Delaware Global Equity Fund	0.850%	0.800%	0.750%	0.700%
Delaware Total Return Fund	0.650%	0.600%	0.550%	0.500%

	On the first $300 million	On the next $200 million	On the next $500 million	On the next $1 billion	On the next $1 billion	In excess $3 billion
Delaware Covered Call Strategy Fund	0.8000%	0.7500%	0.7000%	0.6500%	0.600%	0.550%
Delaware Hedged U.S. Equity Opportunities Fund	1.1500%	1.1000%	1.0500%	1.0000%	0.950%	0.900%

Delaware Premium Income Fund pays 0.80% of the Fund’s average daily net assets.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from January 28, 2022 through September 30, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets Class A**	Operating expense limitation as a percentage of average daily net assets Institutional Class**	Operating expense limitation as a percentage of average daily net assets Class R6**
Delaware Equity Income Fund	1.02%	0.77%	0.71%
Delaware Growth and Income Fund	1.02%	0.77%	0.75%
Delaware Opportunity Fund	1.15%	0.90%	0.78%
Delaware Global Equity Fund	1.26%	1.01%	0.95%
Delaware Covered Call Strategy Fund	1.31%	1.06%	0.88%
Delaware Hedged U.S. Equity Opportunities Fund	1.55%	1.30%	1.20%
Delaware Premium Income Fund	1.30%	1.05%	0.90%
Delaware Total Return Fund	1.06%	0.81%	0.79%

*The aggregate contractual waiver period covering this report is from January 28, 2022 through January 28, 2023.

**	From October 1, 2021 through January 27, 2022, the operating expense limitations were as follows:

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Institutional Class	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Equity Income Fund	1.12%	0.85%	0.81%
Delaware Growth and Income Fund	1.08%	0.82%	0.75%
Delaware Opportunity Fund	1.21%	0.90%	0.78%
Delaware Global Equity Fund	1.37%	1.07%	1.02%
Delaware Covered Call Strategy Fund	1.31%	1.06%	0.88%
Delaware Hedged U.S. Equity Opportunities Fund	1.64%	1.30%	1.20%
Delaware Premium Income Fund	1.30%	1.05%	0.90%
Delaware Total Return Fund	1.15%	0.91%	0.79%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Although the DMC has principal responsibility for DMC’s portion of Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, DMC may permit Macquarie Funds Management Hong Kong Limited to execute Fund security trades on behalf of the DMC.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee) . Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended September 30, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Equity Income Fund	$13,170
Delaware Growth and Income Fund	36,900
Delaware Opportunity Fund	24,805
Delaware Global Equity Fund	11,936
Delaware Covered Call Strategy Fund	8,198
Delaware Hedged U.S. Equity Opportunities Fund	7,033
Delaware Premium Income Fund	5,932
Delaware Total Return Fund	32,859

Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

For the year ended September 30, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Equity Income Fund	$18,042
Delaware Growth and Income Fund	64,451
Delaware Opportunity Fund	41,379
Delaware Global Equity Fund	14,040
Delaware Covered Call Strategy Fund	8,609
Delaware Hedged U.S. Equity Opportunities Fund	4,820
Delaware Premium Income Fund	4,227
Delaware Total Return Fund	29,588

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, annual distribution and service (12b-1) fees of 0.25% of the average daily net assets of the Class A shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended September 30, 2022, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Equity Income Fund	$7,638
Delaware Growth and Income Fund	27,472
Delaware Opportunity Fund	17,374
Delaware Global Equity Fund	6,043
Delaware Covered Call Strategy Fund	2,897
Delaware Hedged U.S. Equity Opportunities Fund	1,731
Delaware Premium Income Fund	1,214
Delaware Total Return Fund	12,527

For the year ended September 30, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Equity Income Fund	$17,604
Delaware Growth and Income Fund	76,532
Delaware Opportunity Fund	54,531
Delaware Global Equity Fund	12,757
Delaware Covered Call Strategy Fund	13,278
Delaware Hedged U.S. Equity Opportunities Fund	8,060
Delaware Premium Income Fund	2,531
Delaware Total Return Fund	46,539

For the year ended September 30, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A
Delaware Equity Income Fund	$43
Delaware Growth and Income Fund	103
Delaware Opportunity Fund	167
Delaware Global Equity Fund	140
Delaware Covered Call Strategy Fund	91
Delaware Hedged U.S. Equity Opportunities Fund	5
Delaware Premium Income Fund	—
Delaware Total Return Fund	28

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

A summary of the transactions in affiliated companies during the year ended September 30, 2022 as follows:

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Delaware Total Return Fund
Limited Liability Corporation– 2.8%
Sc Hixson Pp=,†,π	$8,470,080	$—	$(495,000)	$—	$2,236,680	$10,211,760	7,200,000
[1]	The amount shown included return of capital.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity.

3. Investments

For the year ended September 30, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Equity Income Fund	$63,543,407	$—	$100,285,991	$—
Delaware Growth and Income Fund	225,381,008	—	338,154,990	—
Delaware Opportunity Fund	103,792,387	—	194,966,521	—
Delaware Global Equity Fund	61,447,093	—	105,757,766	—
Delaware Covered Call Strategy Fund	14,047,012	—	33,952,378	—
Delaware Hedged U.S. Equity Opportunities Fund	44,798,849	—	44,856,981	—
Delaware Premium Income Fund	12,839,242	—	18,110,805	—
Delaware Total Return Fund	140,612,846	105,146,639	217,616,154	79,973,179

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Equity Income Fund	$239,131,784	$26,498,738	$(28,564,357)	$(2,065,619)
Delaware Growth and Income Fund	843,003,959	114,836,521	(95,698,249)	19,138,272
Delaware Opportunity Fund	455,244,734	96,197,796	(38,586,725)	57,611,071
Delaware Global Equity Fund	194,727,578	9,735,239	(47,466,699)	(37,731,460)
Delaware Covered Call Strategy Fund	79,061,477	25,978,634	(6,928,987)	19,049,647
Delaware Hedged U.S. Equity Opportunities Fund	63,619,169	3,165,246	(9,326,109)	(6,160,863)
Delaware Premium Income Fund	39,951,427	6,407,864	(5,565,959)	841,905
Delaware Total Return Fund	394,779,032	23,113,407	(48,128,067)	(25,014,660)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2022:

Delaware Equity Income Fund
Level 1
Securities
Assets:
Common Stocks	$235,748,647
Short-Term Investments	1,317,518
Total Value of Securities	$237,066,165

Delaware Growth and Income Fund
Level 1
Securities
Assets:
Common Stocks	$857,418,066
Short-Term Investments	4,724,165
Total Value of Securities	$862,142,231

Delaware Opportunity Fund
Level 1
Securities
Assets:
Common Stocks	$507,714,757
Short-Term Investments	5,141,048
Total Value of Securities	$512,855,805

	Delaware Global Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$52,509,397	$102,317,081	$154,826,478
Exchange-Traded Fund	1,293,502	—	1,293,502
Rights	712,454	—	712,454
Short-Term Investments	163,684	—	163,684
Total Value of Securities	$54,679,037	$102,317,081	$156,996,118

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

Delaware Covered Call Strategy Fund
Level 1
Securities
Assets:
Common Stocks	$94,663,142
Short-Term Investments	5,036,711
Total Value of Securities Before Options Written	$99,699,853
Liabilities:
Options Written	$(1,588,729)

	Delaware Hedged U.S. Equity Opportunities Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$3,706,101	$—	$3,706,101
Consumer Discretionary	6,497,419	123,238	6,620,657
Consumer Staples	2,851,518	212,757	3,064,275
Energy	1,665,150	—	1,665,150
Financials	8,053,661	—	8,053,661
Healthcare	7,823,515	96,135	7,919,650
Industrials	6,556,099	184,803	6,740,902
Information Technology	10,584,036	62,339	10,646,375
Materials	2,427,272	143,736	2,571,008
Real Estate	1,698,336	—	1,698,336
Utilities	987,993	147,042	1,135,035
Exchange-Traded Fund	290,142	—	290,142
Options Purchased	—	1,115,385	1,115,385
Short-Term Investments	1,647,305	—	1,647,305
Total Value of Securities Before Options Written	$54,788,547	$2,085,435	$56,873,982
Liabilities:
Options Written	$—	$(386,655)	$(386,655)

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$51,532	$51,532
Futures Contracts	919,447	—	919,447

Delaware Premium Income Fund
Level 1
Securities
Assets:
Common Stocks	$44,135,079
Short-Term Investments	3,122,489
Total Value of Securities Before Options Written	$47,257,568
Liabilities:
Options Written	$(6,464,236)

	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed
Securities	$—	$13,216,393	$—	$13,216,393
Collateralized Debt Obligations	—	1,274,868	—	1,274,868
Common Stocks	176,553,351	14,071,415	—	190,624,766
Convertible Bonds	—	31,313,014	—	31,313,014
Convertible Preferred Stock	5,789,206	—	—	5,789,206
Corporate Bonds	—	48,062,845	—	48,062,845
Exchange-Traded Funds	9,484,296	—	—	9,484,296
Limited Liability Corporation	—	—	10,211,760	10,211,760
Non-Agency Asset-Backed
Securities	—	1,120,914	—	1,120,914
Non-Agency Commercial
Mortgage-Backed Securities	—	5,505,241	—	5,505,241
Rights	98,093	—	—	98,093
Sovereign Bonds	—	5,873,833	—	5,873,833
Supranational Banks	—	808,688	—	808,688
US Treasury Obligations	—	38,694,614	—	38,694,614
Short-Term Investments	7,631,448	—	—	7,631,448
Total Value of Securities	$199,556,394	$159,941,825	$10,211,760	$369,709,979

Derivatives
Assets:
Foreign Currency Exchange Contracts	$—	$19,918	$—	$19,918
Futures Contracts	65,635	—	—	65,635
Liabilities:
Futures Contracts	$(29,683)	$—	$—	$(29,683)
Foreign Currency Exchange Contracts	—	(1,477)	—	(1,477)
During the year ended September 30, 2022, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

3. Investments (continued)

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year except for Delaware Total Return Fund. There were no Level 3 investments during the year ended September 30, 2022 for Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Delaware Total Return Fund:

Limited Liability Corporation
Balance as of 9/30/21	$8,470,080
Return of capital	(495,000)
Net change in unrealized appreciation/depreciation	2,236,680
Balance as of 9/30/22	$10,211,760
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/22	$1,741,680

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by Delaware Management Company’s Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity.

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for Delaware Total Return Fund is as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Limited Liability Corporation	$10,211,760	Market Cap rate method (using trailing 12 month NOI adjusted for assets and liabilities)	Liquidity discount	5%
			Cap rate	6.15%

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2022 and 2021 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended September 30, 2022:
Delaware Equity Income Fund	$12,807,046	$27,446,062	$40,253,108
Delaware Growth and Income Fund	40,489,170	78,675,257	119,164,427
Delaware Opportunity Fund	8,238,455	29,306,756	37,545,211
Delaware Global Equity Fund	5,394,085	22,843,576	28,237,661
Delaware Covered Call Strategy Fund	494,348	—	494,348
Delaware Hedged U.S. Equity Opportunities Fund	3,058,637	4,228,447	7,287,084
Delaware Premium Income Fund	628,865	—	628,865
Delaware Total Return Fund	10,467,354	56,483,941	66,951,295

Year ended September 30, 2021:
Delaware Equity Income Fund	4,215,684	20,359,234	24,574,918
Delaware Growth and Income Fund	15,448,086	55,966,283	71,414,369
Delaware Opportunity Fund	5,456,312	—	5,456,312
Delaware Global Equity Fund	9,437,631	4,058,883	13,496,514
Delaware Covered Call Strategy Fund	998,594	—	998,594
Delaware Hedged U.S. Equity Opportunities Fund	5,100,892	12,489,014	17,589,906
Delaware Premium Income Fund	896,351	—	896,351
Delaware Total Return Fund	10,215,119	—	10,215,119

5. Components of Net Assets on a Tax Basis

As of September 30, 2022, the components of net assets on a tax basis were as follows:

	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Opportunity Fund
Shares of beneficial interest	$224,733,537	$795,902,396	$409,049,586
Undistributed ordinary income	—	3,816	6,168,804
Undistributed long-term capital gains	14,248,878	47,161,039	39,406,855
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(2,065,619)	19,138,272	57,611,071
Net assets	$236,916,796	$862,205,523	$512,236,316

	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund
Shares of beneficial interest	$192,942,039	$69,486,958	$58,666,931
Undistributed ordinary income	226,211	9,984	—
Undistributed long-term capital gains	2,642,634	9,406,130	4,990,413
Qualified late year loss deferrals	—	—	(24,411)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(37,731,460)	19,049,647	(6,160,863)
Net assets	$158,079,424	$97,952,719	$57,472,070

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Premium Income Fund	Delaware Total Return Fund
Shares of beneficial interest	$47,335,324	$389,324,392
Undistributed ordinary income	148,401	—
Undistributed long-term capital gains	—	8,964,662
Qualified late year loss deferrals	—	(1,938,922)
Capital loss carryforwards	(7,633,337)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	841,905	(25,014,660)
Net assets	$40,692,293	$371,335,472

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.

Qualified late year losses represent ordinary losses realized from January 1, 2022 through September 30, 2022 and capital losses realized from November 1, 2021 through September 30, 2022, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, swap contracts, deemed dividend income, contingent payment on debt instruments, trust preferred securities, paydown gains (losses) of asset- and mortgage-backed securities and earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2022, the Funds recorded the following reclassifications:

	Delaware Opportunity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund
Paid-in capital	$3,788,206	$499,973	$416,559
Total distributable earnings (loss)	(3,788,206)	(499,973)	(416,559)

	Delaware Total Return Fund
Paid-in capital	$20,257
Total distributable earnings (loss)	(20,257)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At September 30, 2022, the Funds utilized the following capital loss carryforwards:

Delaware Covered Call Strategy Fund	$4,342,920
Delaware Premium Income Fund	4,238,534

At September 30, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Premium Income Fund	$7,633,337	$—	$7,633,337

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Equity Income Fund		Delaware Growth and Income Fund		Delaware Opportunity Fund
	Year ended		Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	2,224,874	1,187,812	2,990,440	2,296,732	515,466	675,704
Institutional Class	307,516	149,781	148,531	164,457	21,861	58,698
Class R6	—	—	—	—	210,878	820

Shares issued upon reinvestment of dividends and distributions:
Class A	5,802,719	3,596,638	8,643,164	5,357,405	1,102,820	192,380
Institutional Class	38,245	16,098	39,285	25,619	7,168	1,000
Class R6	418	937	362	1,300	80	—
	8,373,772	4,951,266	11,821,782	7,845,513	1,858,273	928,602

Shares redeemed:
Class A	(8,313,731)	(15,059,596)	(12,335,093)	(22,458,779)	(3,491,824)	(7,165,676)
Institutional Class	(111,374)	(76,607)	(159,503)	(200,804)	(46,191)	(47,140)
Class R6	(512)	(107,145)	(11,223)	(214,008)	(8,285)	(37,232)
	(8,425,617)	(15,243,348)	(12,505,819)	(22,873,591)	(3,546,300)	(7,250,048)
Net decrease	(51,845)	(10,292,082)	(684,037)	(15,028,078)	(1,688,027)	(6,321,446)

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

6. Capital Shares (continued)

	Delaware Global Equity Fund		Delaware Covered Call Strategy Fund		Delaware Hedged U.S. Equity Opportunities Fund
	Year ended		Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	738,993	946,910	305,084	401,971	313,481	622,730
Institutional Class	76,063	199,494	172,516	229,299	1,539,754	1,607,817
Class R6	643	15,026	183	3,426	—	3,398

Shares issued upon reinvestment of dividends and distributions:
Class A	4,414,491	1,838,216	23,076	55,398	481,104	1,304,950
Institutional Class	45,872	112,012	14,759	24,119	280,541	499,622
Class R6	404	378	31	65	164	2,274
	5,276,466	3,112,036	515,649	714,278	2,615,044	4,040,791

Shares redeemed:
Class A	(6,198,048)	(10,641,883)	(1,762,408)	(4,228,881)	(1,167,238)	(2,298,036)
Institutional Class	(1,812,164)	(765,692)	(458,772)	(1,062,528)	(904,434)	(1,381,471)
Class R6	(16,324)	(186,007)	(191)	(21,461)	(122)	(11,818)
	(8,026,536)	(11,593,582)	(2,221,371)	(5,312,870)	(2,071,794)	(3,691,325)
Net increase (decrease)	(2,750,070)	(8,481,546)	(1,705,722)	(4,598,592)	543,250	349,466

	Delaware Premium Income Fund		Delaware Total Return Fund
	Year ended		Year ended
	9/30/22	9/30/21	9/30/22	9/30/21
Shares sold:
Class A	83,192	95,024	1,088,423	1,170,029
Institutional Class	515,979	492,556	102,623	74,433
Class R6	—	—	81	97

Shares issued upon reinvestment of dividends and distributions:
Class A	22,639	39,818	4,280,886	623,661
Institutional Class	37,236	45,614	12,427	1,569
Class R6	97	274	320	205
	659,143	673,286	5,484,760	1,869,994

Shares redeemed:
Class A	(530,939)	(1,364,201)	(5,657,920)	(11,589,622)
Institutional Class	(678,230)	(1,496,072)	(51,229)	(48,752)
Class R6	(907)	(4,319)	(1,724)	(49,418)
	(1,210,076)	(2,864,592)	(5,710,873)	(11,687,792)
Net decrease	(550,933)	(2,191,306)	(226,113)	(9,817,798)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the years ended September 30, 2022 and 2021, each Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Delaware Equity Income Fund
Year ended
9/30/21	58,398	57,973	—	$405,726

Delaware Growth and Income Fund
Year ended
9/30/22	1,124	1,121	—	16,639

Year ended
9/30/21	26,269	26,225	—	354,306

Delaware Opportunity Fund
Year ended
9/30/21	15,046	14,200	179	457,032

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

6. Capital Shares (continued)

	Exchange Redemptions	Exchange Subscriptions
	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Delaware Global Equity Fund
Year ended
9/30/22	1,324	1,262	—	$9,454
Year ended
9/30/21	16,796	16,032	—	118,179

Delaware Covered Call Strategy Fund
Year ended
9/30/21	2,664	2,671	—	29,519

Delaware Hedged U.S. Equity Opportunities Fund
Year ended
9/30/21	2,822	2,777	—	32,901

Delaware Premium Income Fund
Year ended
9/30/21	8,332	8,323	—	81,653

Delaware Total Return Fund
Year ended
9/30/22	7,937	7,900	—	112,953
Year ended
9/30/21	41,036	40,859	—	652,541

Delaware Equity Income Fund, Delaware Opportunity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund did not have any exchange transactions for the year ended September 30, 2022.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expires on October 30, 2022.

Each Fund had no amounts outstanding as of September 30, 2022, or at any time during the period then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty.

During the year ended, September 30, 2022 Delaware Global Equity Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to fix the US dollar value of a security between the trade date and settlement date. Delaware Hedged U.S. Equity Opportunities Bond Fund, and Delaware Total Return Fund entered into foreign currency exchange contracts and foreign cross currency contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies. Delaware Total Return Fund also entered into foreign currency contracts and foreign cross currency contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Hedged U.S. Equity Opportunities Fund and Delaware Total Return Fund posted $520,862 and $22,200, respectively as cash collateral as margin for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.” During the year ended September 30, 2022, Delaware Hedged U.S. Equity Opportunities Bond Fund and Delaware Total Return Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

8. Derivatives (continued) option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended September 30, 2022, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions. In addition, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund used options contracts to receive premiums for writing options and to protect the value of portfolio securities.

Swap Contracts — Delaware Total Return Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by Delaware Total Return Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended September 30, 2022, Delaware Total Return Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended September 30, 2022, the Fund did not enter into any contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if Delaware Total Return Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended September 30, 2022, Delaware Total Return Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Delaware Total Return Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Delaware Total Return Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Delaware Total Return Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Fair values of derivative instruments as of September 30, 2022 were as follows:

	Delaware Hedged U.S. Equity Opportunities Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$51,532	$—	$51,532
Variation margin due from broker on futures contracts*	—	919,447	919,447
Options purchased**	—	1,115,385	1,115,385
Total	$51,532	$2,034,832	$2,086,364

			Delaware Hedged U.S. Equity Opportunities Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location			Equity Contracts
Options written, at value			$(386,655)

	Delaware Total Return Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$19,918	$—	$19,918
Variation margin due from broker on futures contracts*	—	65,635	65,635
Total	$19,918	$65,635	$85,553

	Delaware Total Return Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(1,477)	$—	$(1,477)
Variation margin due to broker on futures contracts*	—	(29,683)	(29,683)
Total	$(1,477)	$(29,683)	$(31,160)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2022. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”

**Included with Investments, at value.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

8. Derivatives (continued)

The effect of derivative instruments on Delaware Hedged U.S. Equity Opportunities Fund’s “Statements of operations” for the year ended September 30, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Total
Currency contracts	$167,001	$—	$—	$—	$167,001
Equity contracts	—	918,997	(429,810)	519,902	1,009,089
Total	$167,001	$918,997	$(429,810)	$519,902	$1,176,090

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written
Currency contracts	$18,676	$—	$—	$—
Interest rate contracts	—	555,325	436,940	(250,516)
Total	$18,676	$555,325	$436,940	$(250,516)

The effect of derivative instruments on Delaware Total Return Fund’s “Statements of operations” for the year ended September 30, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$163,644	$—	$—	$163,644
Interest rate contracts	—	292,811	—	292,811
Credit contracts	—	—	(62)	(62)
Total	$163,644	$292,811	$(62)	$456,393

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$12,474	$—	$—	$12,474
Interest rate contracts	—	(865)	—	(865)
Credit contracts	—	—	4,782	4,782
Total	$12,474	$(865)	$4,782	$16,391

During the year ended September 30, 2022, Delaware Global Equity Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

During the year ended September 30, 2022, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The table below summarizes the average daily balance of derivative holdings by certain Funds during the year ended September 30, 2022:

	Long Derivative Volume
	Delaware Global Equity Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Total Return Fund
Foreign currency exchange contracts (average notional value)	$124,169	$129,754	$459,292
Futures contracts (average notional value)	—	—	528,190
Options contracts (average notional value)*	—	686,901	—

	Short Derivative Volume
	Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund
Foreign currency exchange contracts (average notional value)	$255,272	$—	$1,979,435
Futures contracts (average notional value)	—	—	12,083,601
Options contracts (average notional value)*	—	3,373,866	331,437

	Short Derivative Volume
	Delaware Premium Income Fund	Delaware Total Return Fund
Foreign currency exchange contracts (average notional value)	$—	$1,464,246
Futures contracts (average notional value)	—	2,372,211
Options contracts (average notional value)*	10,396,936	—

* Long represents purchased options and short represents written options.

9. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

9. Offsetting (continued)

At September 30, 2022, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware
Hedged U.S. Equity
Opportunities Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$10	$—	$10
State Street Bank	3	$—	3
TD Bank	51,513	$—	51,513
UBS Securities	6	$—	6
Total	$51,532	$—	$51,532

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure
Bank of New York	$10	$—	$—	$—	$—	$10
State Street Bank	3	$—	$—	$—	$—	3
TD Bank	51,513	$—	$—	$—	$—	51,513
UBS Securities	6	$—	$—	$—	$—	6
Total	$51,532	$—	$—	$—	$—	51,532

Delaware Total Return Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$–	$(164)	$(164)
JPMorgan Chase Bank	19,918	(1,313)	18,605
Total	$19,918	$(1,477)	$18,441

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of New York Mellon	$(164)	$—	$—	$—	$—	$(164)
JPMorgan Chase Bank	18,605	—	—	—	—	18,605
Total	$18,441	$—	$—	$—	$—	$18,441

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended September 30, 2022, the Funds had no securities out on loan.

11. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ performance.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

11. Credit and Market Risk (continued)

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Delaware Total Return Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Delaware Total Return Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Delaware Total Return Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As Delaware Total Return Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Delaware Total Return Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Delaware Opportunity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended September 30, 2022. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7.

Notes to financial statements

Delaware Group® Equity Funds IV (Trust)

14. Subsequent Events (continued)

Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

Management has determined that no other material events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund (eight of the funds constituting Delaware Group® Equity Funds IV, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agents, brokers and portfolio company investees; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 30, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2022, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Equity Income Fund	68.18%	31.82%	100.00%	69.65%
Delaware Growth and Income Fund	66.02%	33.98%	100.00%	79.68%
Delaware Opportunity Fund	78.06%	21.94%	100.00%	100.00%
Delaware Global Equity Fund	80.90%	19.10%	100.00%	29.78%
Delaware Covered Call Strategy Fund	—	100.00%	100.00%	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	58.03%	41.97%	100.00%	19.69%
Delaware Premium Income Fund	—	100.00%	100.00%	100.00%
Delaware Total Return Fund	84.37%	15.63%	100.00%	65.06%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on each Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV

Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Opportunity Fund
69.35%	79.35%	100.00%

Delaware Global Equity Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund
90.60%	100.00%	24.06%

Delaware Premium Income Fund	Delaware Total Return Fund
100.00%	72.14%

Delaware Global Equity Fund intends to pass through foreign tax credits in the maximum amount of $307,566. The gross foreign source income earned during the fiscal year 2022 by the Fund was $5,222,857.

For the fiscal year ended September 30, 2022, certain distributions paid by the Funds, determined to be Qualified Short- Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief

Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Tax Information (continued)

Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended September 30, 2022, Delaware Total Return Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $903,715.

Board consideration of Investment Management and Sub-Advisory Agreements at a meeting held August 9-11, 2022

Delaware Covered Call Strategy Fund
Delaware Equity Income Fund
Delaware Global Equity Fund
Delaware Growth and Income Fund
Delaware Hedged U.S. Equity Opportunities Fund
Delaware Opportunity Fund
Delaware Premium Income Fund
Delaware Total Return Fund

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund and Delaware Total Return Fund (each, a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”); the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) (together, the “Affiliated Sub-Advisers”); and Wellington Management Company, LLP (“Wellington”), Ziegler Capital Management, LLC (“Ziegler”) and Smith Group Asset Management LLC (“Smith” and together with Wellington, Ziegler and the Affiliated Sub-Advisers, the “Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Sub-Advisers who provide these services, including a Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Sub-Advisers and the oversight provided by DMC. The Board noted the expertise of the Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Sub-Advisers in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, 10-year periods and since inception, as applicable, ended December 31, 2021.

Delaware Equity Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional equity income funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of January 2021. The Board noted the explanations from DMC and MIMGL concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Growth and Income Fund – The Performance Universe for the Fund consisted of the Fund all retail and institutional equity income funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile and for the 5-year period was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of January 2021. The Board noted the explanations from DMC and MIMGL concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Growth Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap growth funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund overperformed its benchmark for the 1-year period and underperformed its

Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Board consideration of Investment Management and Sub-Advisory Agreements at a meeting held August 9-11, 2022 (continued)

benchmark for the 3- and 5-year periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Opportunity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted that the Fund is generally performing in line with its Performance Universe and benchmark during the periods under review.

Delaware Global Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile and for the 5-year period was in third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Covered Call Strategy Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile and for the 5-year period was in third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed the benchmark for the 5-year period. The Board noted the explanation from DMC and Ziegler concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Hedged U.S. Equity Opportunities Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was below the median and for the 3- and 5-year periods was above the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted the explanations from DMC and Wellington concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Premium Income Fund – The Performance Universe for the Fund consisted of the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the third quartile and for the 3-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted the explanations from the DMC and Ziegler concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmark for the various periods.

Delaware Total Return Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile and for the 3- and 5-year periods was in the third quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was above the median and for the 3- and 5-year period was below the median of its Performance Universe. The Board noted that the Fund underperformed the S&P 500 for the 1-, 3- and 5-year periods and outperformed the 60% S&P/40% Bloomberg Barclays US Aggregate Index for the 1-year period and underperformed for the 3- and 5-year periods. The Board, however, noted that the investment performance of the current portfolio management team only began as of May 2022. The Board noted the explanations from the DMC and MIMAK concerning the reasons for the Fund’s relative performance versus its Performance Universe and benchmarks for the various periods.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

Delaware Equity Income Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the median of its Expense Group average.

Delaware Growth and Income Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above the median of its Expense Group average.

Delaware Growth Equity Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above the median of its Expense Group average.

Delaware Opportunity Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the median of its Expense Group average.

Delaware Global Equity Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the median of its Expense Group average.

Delaware Covered Call Strategy Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the median of its Expense Group average.

Delaware Hedged U.S. Equity Opportunities Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the median of its Expense Group average.

Delaware Premium Income Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below the median of its Expense Group average.

Delaware Total Return Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above the median of its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex. The Board noted that, as of March 31, 2022,

Other Fund information (Unaudited)

Delaware Group® Equity Funds IV (Trust)

Board consideration of Investment Management and Sub-Advisory Agreements at a meeting held August 9-11, 2022 (continued)

the Delaware Growth Equity Fund and the Delaware Opportunity Funds’ net assets exceeded their respective first breakpoint level and the Delaware Growth and Income Fund exceeded its second breakpoint level. The Board also noted that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Sub-Advisers’ Sub-Advisory agreements for an additional one-year period.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	128	Macquarie Asset Management[3] (2015–Present)
-Global Head of Macquarie Asset Management Public Investments (2019–Present)
-Head of Americas of Macquarie Group (2017–Present)
-Deputy Global Head of Macquarie Asset Management (2017–2019)
				-Head of Macquarie Asset Management Americas (2015–2017)	None
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	128	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Trustee	Trustee since March 2005 Chair from March 2015 to August 2022	128	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	128	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	128	Private Investor (2011–Present)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[4]	128	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	128	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present)
FS Credit Real Estate Income Trust, Inc. (2018–Present)
vTv Therapeutics Inc. (2017–Present) Community Health Systems (2004–Present)
					Drexel Morgan & Co. (2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[4]	128	University of Oklahoma
-President (2020–Present)
-Interim President (2019–2020)
-Vice President and Dean, College of Law (2010–2019) Brookhaven Investments LLC (commercial enterprises)
-Managing Member (2019–Present) St. Clair, LLC (commercial enterprises)
				-Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[4]	128	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present) Sera Prognostics Inc. (biotechnology) (2021-Present) Recology (resource recovery) (2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)
National Association of Corporate Directors (2017-Present)
					Ivy Funds Complex (2019-2021) American Shared Hospital Services (medical device) (2017-2021) Westar Energy (utility) (2004-2018)

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	128	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present)
Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021)
					Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Chair and Trustee	Since January 2013 Chair since August 2022	128	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	128	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund (2013–2021),
The Merger Fund VL (2013–2021),
					WCM Alternatives: Event- Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021) Grange Insurance (2013–Present) H&R Block Corporation (2008–Present)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	128	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	128	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	128	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	128	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC

Thomas L. Bennett
Private Investor

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Chairman
Industrial Manufacturing, KPMG, LLP

John A. Fry
President
Drexel University

Joseph Harroz, Jr.
President
University of Oklahoma

Sandra A.J. Lawrence
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford
Chairman of the Board
Delaware Funds by Macquarie
Former Vice Chairman
PNC Financial Services Group

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and Treasurer
3M Company

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

This annual report is for the information of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Global Equity Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $238,883 for the fiscal year ended September 30, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $243,387 for the fiscal year ended September 30, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $45,138 for the fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $48,255 for the fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 8, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 8, 2022